                                                                    EXHIBIT 10.1


                                CREDIT AGREEMENT

                                     AMONG

                            LESLIE'S POOLMART, INC.
                            a Delaware corporation,
                                  as Borrower

                  THE FINANCIAL INSTITUTIONS SIGNATORY HERETO,
                                  as Lenders,

                                      AND

                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                        as Swingline Lender and as Agent

                                                       TABLE OF CONTENTS

                                                                                                                    PAGE
ARTICLE I       DEFINITIONS.......................................................................................    1

  SECTION 1.1.  DEFINED TERMS.....................................................................................    1
  SECTION 1.2.  CERTAIN RULES OF CONSTRUCTION.....................................................................   17
                (a)  Headings.....................................................................................   17
                (b)  Fiscal Quarter Ending Dates..................................................................   17

ARTICLE II      THE CREDITS.......................................................................................   17

  SECTION 2.1.  LINE OF CREDIT....................................................................................   17
                (a)  Line of Credit...............................................................................   17
                (b)  Swingline Loans..............................................................................   18
                (c)  Fees.........................................................................................   20
                (d)  Letter of Credit Subfeature..................................................................   20
  SECTION 2.2.  NOTICE OF BORROWING UNDER LINE OF CREDIT..........................................................   21
  SECTION 2.3.  INTEREST/FEES.....................................................................................   22
                (a)  Interest.....................................................................................   22
                (b)  Computation and Payment......................................................................   22
                (c)  Letter of Credit Fees........................................................................   22
                (d)  Agent's Fee..................................................................................   23
  SECTION 2.4.  CONVERSION OF INTEREST RATE OPTIONS...............................................................   23
                (a)  Election.....................................................................................   23
                (b)  Notice to Agent..............................................................................   23
  SECTION 2.5.  OTHER PAYMENT TERMS...............................................................................   24
                (a)  Automatic Debit..............................................................................   24
                (b)  Place and Manner.............................................................................   24
                (c)  Date.........................................................................................   24
                (d)  Interest on Overdue Amounts..................................................................   24
                (e)  Application of Payments......................................................................   24
                (f)  Failure to Pay Agent.........................................................................   25
  SECTION 2.6.  PREPAYMENT........................................................................................   25
                (a)  Prime Rate...................................................................................   25
                (b)  LIBOR........................................................................................   25
  SECTION 2.7.  FUNDING...........................................................................................   25
                (a)  Lender Funding and Disbursement..............................................................   25
                (b)  Lender Failure to Fund.......................................................................   25
                (c)  Lenders' Obligations Several.................................................................   26
  SECTION 2.8.  PRO RATA TREATMENT................................................................................   26
                (a)  Borrowings Under Line of Credit..............................................................   26
                (b)  Sharing of Payments, Etc.....................................................................   26

                                                                                                                    PAGE
  SECTION 2.9.  CHANGE OF CIRCUMSTANCES...........................................................................   27
                (a)   Inability to Determine Rate.................................................................   27
                (b)   Illegality..................................................................................   27
                (c)   Charges:  Change in Law.....................................................................   27
  SECTION 2.10. TAXES ON PAYMENTS.................................................................................   28
                (a)   Payments Free of Taxes......................................................................   28
                (b)   Withholding Exemption Certificates..........................................................   28
  SECTION 2.11. FUNDING LOSS INDEMNIFICATION......................................................................   29
  SECTION 2.12. AUTHORIZED REPRESENTATIVES........................................................................   30

ARTICLE III     REPRESENTATIONS AND WARRANTIES....................................................................   30

  SECTION 3.1.  LEGAL STATUS......................................................................................   30
  SECTION 3.2.  AUTHORIZATION AND VALIDITY........................................................................   30
  SECTION 3.3.  NO VIOLATION......................................................................................   31
  SECTION 3.4.  LITIGATION........................................................................................   31
  SECTION 3.5.  FINANCIAL STATEMENTS..............................................................................   31
  SECTION 3.6.  INCOME TAX RETURNS................................................................................   31
  SECTION 3.7.  NO SUBORDINATION..................................................................................   31
  SECTION 3.8.  PERMITS, FRANCHISES...............................................................................   31
  SECTION 3.9.  ERISA.............................................................................................   32
  SECTION 3.10. OTHER OBLIGATIONS.................................................................................   32
  SECTION 3.11. ENVIRONMENTAL MATTERS.............................................................................   32
  SECTION 3.12. MARGIN REGULATIONS................................................................................   32
  SECTION 3.13. SOLVENCY..........................................................................................   32
  SECTION 3.14. EFFECT OF CAPITALIZATION MERGERS..................................................................   32

ARTICLE IV      CONDITIONS........................................................................................   33

  SECTION 4.1.  CONDITIONS OF INITIAL EXTENSION OF CREDIT.........................................................   33
                (a)  Approval of Agent............................................................................   33
                (b)  Fees and Expenses............................................................................   33
                (c)  Loan Documents...............................................................................   33
                (d)  Documents and Actions Relating to Collateral.................................................   33
                (e)  Additional Closing Documents and Actions.....................................................   34
                (f)  Corporate and Additional Documentation.......................................................   34
                (g)  Insurance....................................................................................   35
                (h)  Legal Opinions...............................................................................   35
                (i)  Capitalization Transactions..................................................................   35
                (j)  1997 Predecessor Credit Agreement............................................................   35
  SECTION 4.2.  CONDITIONS OF EACH EXTENSION OF CREDIT............................................................   35
                (a)  Compliance...................................................................................   35
                (b)  Financial Condition..........................................................................   35

                                                                                                                    PAGE
                (c)  Additional Documentation.....................................................................   36
ARTICLE V       AFFIRMATIVE COVENANTS.............................................................................   36

  SECTION 5.1.  PUNCTUAL PAYMENTS.................................................................................   36
  SECTION 5.2.  ACCOUNTING RECORDS................................................................................   36
  SECTION 5.3.  FINANCIAL STATEMENTS..............................................................................   36
  SECTION 5.4.  COMPLIANCE........................................................................................   37
  SECTION 5.5.  INSURANCE.........................................................................................   37
  SECTION 5.6.  FACILITIES........................................................................................   37
  SECTION 5.7.  TAXES AND OTHER LIABILITIES.......................................................................   37
  SECTION 5.8.  LITIGATION........................................................................................   37
  SECTION 5.9.  FINANCIAL CONDITION...............................................................................   38
  SECTION 5.10. NOTICE TO AGENT...................................................................................   39
                (a)  Notice to Agent..............................................................................   39
                (b)  Notices Under Preferred Stock, Subordinated Exchange Indebtedness and Bond Indenture.........   40

ARTICLE VI      NEGATIVE COVENANTS................................................................................   40

  SECTION 6.1.  USE OF FUNDS......................................................................................   40
  SECTION 6.2.  CAPITAL EXPENDITURES..............................................................................   40
  SECTION 6.3.  OTHER INDEBTEDNESS................................................................................   40
  SECTION 6.4.  MERGER, CONSOLIDATION, TRANSFER OF ASSETS.........................................................   41
  SECTION 6.5.  GUARANTIES........................................................................................   41
  SECTION 6.6.  LOANS, ADVANCES, INVESTMENTS......................................................................   42
  SECTION 6.7.  DIVIDENDS, DISTRIBUTIONS..........................................................................   42
  SECTION 6.8.  PLEDGE OF ASSETS..................................................................................   42
  SECTION 6.9.  INTEREST IN SUBSIDIARIES..........................................................................   44
  SECTION 6.10. FISCAL YEAR; ACCOUNTING CHANGES...................................................................   44
  SECTION 6.11. BOND PAYMENTS.....................................................................................   44
  SECTION 6.12. CONVERSION OF PREFERRED STOCK; SUBORDINATED EXCHANGE INDEBTEDNESS PAYMENTS........................   44
  SECTION 6.13. MODIFICATION OF CAPITALIZATION TRANSACTIONS DOCUMENTS.............................................   44
  SECTION 6.14. BORROWING BASE EXCESS.............................................................................   44

ARTICLE VII     EVENTS OF DEFAULT.................................................................................   45

  SECTION 7.1.  EVENTS OF DEFAULT DEFINED.........................................................................   45
  SECTION 7.2.  REMEDIES..........................................................................................   47

ARTICLE VIII    THE AGENT.........................................................................................   48

                                                                                                                    PAGE
  SECTION 8.1.  AUTHORIZATION AND ACTION..........................................................................   48
  SECTION 8.2.  RELIANCE BY AGENT.................................................................................   48
  SECTION 8.3.  DEFAULTS..........................................................................................   48
  SECTION 8.4.  INDEMNIFICATION...................................................................................   49
  SECTION 8.5.  NON-RELIANCE ON AGENT.............................................................................   49
  SECTION 8.6.  SUCCESSOR AGENT...................................................................................   50
  SECTION 8.7.  EXECUTION OF LOAN DOCUMENTS.......................................................................   50
  SECTION 8.8.  AGENT IN ITS INDIVIDUAL CAPACITY..................................................................   50

ARTICLE IX      MISCELLANEOUS.....................................................................................   50

  SECTION 9.1.  NO WAIVER.........................................................................................   50
  SECTION 9.2.  WAIVERS; AMENDMENTS...............................................................................   50
  SECTION 9.3.  NOTICES...........................................................................................   51
  SECTION 9.4.  COSTS, EXPENSES, AND ATTORNEYS' FEES..............................................................   52
  SECTION 9.5.  SUCCESSORS AND ASSIGNS............................................................................   52
                (a)  Binding Effect...............................................................................   52
                (b)  Participations...............................................................................   52
                (c)  Assignments..................................................................................   53
                (d)  Register.....................................................................................   54
                (e)  Registration.................................................................................   54
                (f)  Confidentiality..............................................................................   54
  SECTION 9.6.  SETOFF............................................................................................   54
  SECTION 9.7.  ENTIRE AGREEMENT, AMENDMENT.......................................................................   54
  SECTION 9.8.  NO THIRD PARTY BENEFICIARIES......................................................................   55
  SECTION 9.9.  TIME..............................................................................................   55
  SECTION 9.10. SEVERABILITY OF PROVISIONS........................................................................   55
  SECTION 9.11. GOVERNING LAW.....................................................................................   55
  SECTION 9.12. WAIVER OF RIGHT TO TRIAL BY JURY..................................................................   55
  SECTION 9.13. ANCILLARY DOCUMENTS...............................................................................   55
  SECTION 9.14. INDEMNIFICATION...................................................................................   56
  SECTION 9.15. LEGAL ADVICE......................................................................................   56
  SECTION 9.16. COUNTERPARTS......................................................................................   56
  SECTION 9.17. ARBITRATION.......................................................................................   56
                (a)  Arbitration..................................................................................   56
                (b)  Governing Rules..............................................................................   57
                (c)  No Waiver; Provisional Remedies, Self-Help, and Foreclosure..................................   57
                (d)  Arbitrator Qualifications and Powers; Awards.................................................   57
                (e)  Judicial Review..............................................................................   57
                (f)  Real Property Collateral; Judicial Reference.................................................   58
                (g)  Miscellaneous................................................................................   58
  SECTION 9.18. CANCELLATION OF PRIOR AGREEMENT...................................................................   58

                                CREDIT AGREEMENT
                                ----------------



     THIS CREDIT AGREEMENT ("Credit Agreement") is entered into as of June 11,
                             ----------------
1997, by and among LESLIE'S POOLMART, INC., a Delaware corporation ("Borrower"),
                                                                     --------
each of the financial institutions from time to time listed on Schedule I
                                                               ----------
attached hereto, as amended from time to time (collectively, the "Lenders"),
                                                                  -------
WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo") as swingline lender (the
                                         -----------
"Swingline Lender"), and Wells Fargo, as agent for the Lenders and the Swingline
 ----------------
Lender (in such capacity, "Agent").
                           -----

                                    RECITALS
                                    --------

     WHEREAS, Borrower has requested that the Lenders, Swingline Lender and Agent make available to the Borrower a revolving credit facility and letter of credit subfacility upon the terms and subject to the conditions set forth in this Agreement, to refinance certain existing indebtedness and to use for working capital purposes following the Borrower's consummation of a merger and recapitalization as provided in the Capitalization Transactions Documents (as defined below). The Lenders, Swingline Lender and Agent are willing to make such facilities available to the Borrower upon the terms and subject to the conditions of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I
                                   ---------
                                  DEFINITIONS
                                  -----------

     SECTION 1.1. DEFINED TERMS. As used in this Credit Agreement, the following terms shall have the meanings set forth after each (with all such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "1997 Predecessor Credit Agreement" means that certain Third Amended and
      ---------------------------------
Restated Credit Agreement dated as of January 29, 1997 among Leslie's Poolmart, a California corporation, and predecessor to Borrower, the financial institutions from time to time provides thereto as lenders and Wells Fargo, as agent.

     "AAA" has the meaning set forth in Section 9.17(b) hereof.
      ---                               ---------------

     "Additional Capital Stock Agreement" means the Stockholders Agreement and
      ----------------------------------
Subscription Agreement dated as of June 11, 1997 among Borrower, GEI, Occidental and certain stockholders of Borrower, including the members of the Hancock Group, relating to subscription for the Management Subscription Stock and other matters in respect of Borrower's Capital Stock.

     "Affiliate" means, as applied to any Person, any other Person directly or
      ---------
indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, the terms "controlling," "controlled by," and "under common control with," as applied to any Person, means the possession directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities, by contract, or otherwise.

     "Agent" has the meaning set forth in the introduction hereto.
      -----

     "Agent's Fee Letter" means that certain letter, dated as of the date
      ------------------
hereof, from Agent to Borrower.

     "Agent's Office" means (i) initially, Agent's office designated as such in
      --------------
Schedule I hereto, and (ii) subsequently, such other office designated as such
----------
in writing by Agent to the other Lender Parties and Borrower.

     "Applicable Lending Office" means, in the case of each Lender and the
      -------------------------
Swingline Lender, (i) initially, its office designated as such in Schedule I
                                                                  ----------
hereto, and (ii) subsequently, such other office or offices designated as such in writing by such Lender Party to Agent.

     "Applicable LIBO Rate Margin" means (i) at all times prior to Borrower's
      ---------------------------
delivery of the financial statements required in Section 5.3 hereof in respect
                                                 -----------
of Borrower's fiscal quarter ending in June, 1997, 1.75% and (ii) at all times thereafter during each period between (x) the date of Borrower's delivery of financial statements required in Section 5.3 hereof in respect of any fiscal
                                 -----------
quarter of Borrower specified below and (y) the date of Borrower's delivery of such financial statements in respect of the next following fiscal quarter of Borrower, the margin set forth opposite such fiscal quarter under (corresponding to the applicable EBITDA Coverage Ratio for such fiscal quarter) under the heading "Applicable LIBO Rate Margin" below:


                                     APPLICABLE LIBO    APPLICABLE PRIME
   MONTH OF FISCAL QUARTER END         RATE MARGIN         RATE MARGIN
   ---------------------------       ---------------    ----------------
(a) June, 1997; EBITDA
    Coverage Ratio of:
    -----------------

    Greater than or equal to                1.50%                  0%
    4.15 to 1.00:

    Less than 4.15 to 1.00, but             1.75%               0.25%
    greater than or equal to
    3.30 to 1.00:

    Less than 3.30 to 1.00:                 2.00%               0.50%


                                     APPLICABLE LIBO    APPLICABLE PRIME
   MONTH OF FISCAL QUARTER END         RATE MARGIN         RATE MARGIN
   ---------------------------       ---------------    ----------------
  (b) September, 1997; EBITDA
      Coverage Ratio of:
      -----------------------

      Greater than or equal to              1.50%                  0%
      3.40 to 1.00:

      Less than 3.40 to 1.00, but           1.75%               0.25%
      greater than or equal to
      2.70 to 1.00:

      Less than 2.70 to 1.00:               2.00%               0.50%

  (c) December, 1997; EBITDA
      Coverage Ratio of:
      -----------------------

      Greater than or equal to              1.50%                  0%
      2.40 to 1.00:

      Less than 2.40 to 1.00, but           1.75%               0.25%
      greater than or equal to
      1.90 to 1.00:

      Less than 1.90 to 1.00:               2.00%               0.50%

  (d) March, 1998; EBITDA
      Coverage Ratio of:
      -------------------

      Greater than or equal to              1.50%                  0%
      1.75 to 1.00:

      Less than 1.75 to 1.00, but           1.75%               0.25%
      greater than or equal to
      1.40 to 1.00:

      Less than 1.40 to 1.00:               2.00%               0.50%

                                     APPLICABLE LIBO    APPLICABLE PRIME
   MONTH OF FISCAL QUARTER END         RATE MARGIN         RATE MARGIN
   ---------------------------       ---------------    ----------------
 (e) June, 1998, EBITDA
     Coverage Ratio of:
     ------------------

     Greater than or equal to              1.25%                  0%
     2.25 to 1.00:

     Less than 2.25 to 1.00, but            1.50%                  0%
     greater than or equal to
     1.90 to 1.00:

     Less than 1.90 to 1.00, but            1.75%               0.25%
     greater than or equal to
     1.50 to 1.00:

     Less than 1.50 to 1.00:                2.00%               0.50%

 (f) September, 1998; EBITDA
     Coverage Ratio of:
     -----------------------

     Greater than or equal to               1.25%                  0%
     2.25 to 1.00:

     Less than 2.25 to 1.00, but            1.50%                  0%
     greater than or equal to
     1.90 to 1.00:

     Less than 1.90 to 1.00, but            1.75%               0.25%
     greater than or equal to
     1.70 to 1.00:

     Less than 1.70 to 1.00:                2.00%               0.50%

                                     APPLICABLE LIBO    APPLICABLE PRIME
   MONTH OF FISCAL QUARTER END         RATE MARGIN         RATE MARGIN
   ---------------------------       ---------------    ----------------
 (g) December, 1998; EBITDA
     Coverage Ratio of:
     ----------------------

     Greater than or equal to               1.25%                  0%
     2.25 to 1.00:

     Less than 2.25 to 1.00, but            1.50%                  0%
     greater than or equal to
     1.90 to 1.00:

     Less than 1.90 to 1.00, but            1.75%               0.25%
     greater than or equal to
     1.60 to 1.00:

     Less than 1.60 to 1.00:                2.00%               0.50%

 (h) March, 1999; EBITDA
     Coverage Ratio of:
     -------------------

     Greater than or equal to               1.25%                  0%
     2.25 to 1.00:

     Less than 2.25 to 1.00, but            1.50%                  0%
     greater than or equal to
     1.90 to 1.00:

     Less than 1.90 to 1.00, but            1.75%               0.25%
     greater than or equal to
     1.50 to 1.00:

     Less than 1.50 to 1.00:                2.00%               0.50%

                                     APPLICABLE LIBO    APPLICABLE PRIME
   MONTH OF FISCAL QUARTER END         RATE MARGIN         RATE MARGIN
   ---------------------------       ---------------    ----------------
 (i) June, 1999 or any month
     thereafter; EBITDA
     Coverage Ratio of:
     ------------------

     Greater than or equal to              1.25%                  0%
     2.25 to 1.00:

     Less than 2.25 to 1.00, but           1.50%                  0%
     greater than or equal to
     1.90 to 1.00:

     Less than 1.90 to 1.00, but           1.75%               0.25%
     greater than or equal to
     1.75 to 1.00:

     Less than 1.75 to 1.00:               2.00%               0.50%

     The Applicable LIBO Rate Margin as in effect from time to time shall be determined based upon Borrower's EBITDA Coverage Ratio, as calculated quarterly as at the end of each fiscal quarter of Borrower for the period in effect at such time as specified above. The Applicable LIBO Rate Margin in effect shall be redetermined quarterly on the date Agent receives quarterly financial statements pursuant to Section 5.3 hereof. Anything to the contrary
                       -----------
notwithstanding contained in this Credit Agreement, any LIBO Rate Loan outstanding on a day on which the Applicable LIBO Rate Margin changes automatically shall be adjusted as of the date on which, and to the extent that, the Applicable LIBO Rate Margin is adjusted.

     "Applicable Prime Rate Margin" means (i) at all times prior to Borrower's
      ----------------------------
delivery of the financial statements required in Section 5.3 hereof in respect
                                                 -----------
of Borrower's fiscal quarter ending in June, 1997, 0.25% and (ii) at all times thereafter during each period between (x) the date Borrower's delivery of financial statements required in Section 5.3 hereof in respect of any fiscal
                                 -----------
quarter of Borrower specified below and (y) the date of Borrower's delivery of such financial statements in respect of the next following fiscal quarter of Borrower, the margin set forth opposite such fiscal quarter (corresponding to the applicable EBITDA Coverage Ratio for such fiscal quarter) under the heading "Applicable Prime Rate Margin" in the table contained within the definitions of Applicable LIBOR rate Margin above. The Applicable Prime Rate Margin as in effect from time to time shall be determined based upon the Borrower's EBITDA Coverage Ratio, as calculated quarterly as at the end of each fiscal quarter of Borrower for the period in effect at such time as specified above. The Applicable Prime Rate Margin in effect shall be redetermined quarterly on the date Agent receives quarterly financial statements pursuant to Section 5.3 hereof.  Anything to the contrary notwithstanding contained in
   -----------
this Credit Agreement, any Prime Rate Loan outstanding on a day on which the Applicable Prime Rate Margin changes automatically shall be adjusted as of the date on which the Applicable Prime Rate Margin is adjusted.

     "Assignee" has the meaning set forth in Section 9.5(c) hereof.
      --------                               --------------

     "Assignment" has the meaning set forth in Section 9.5(c) hereof.
      ----------                               --------------

     "Assignment Agreement" has the meaning set forth in Section 9.5(c) hereof.
      --------------------                               --------------

     "Assignor" has the meaning set forth in Section 9.5(c) hereof.
      --------                               --------------

     "Authorized Representatives" means those officers and employees designated
      --------------------------
by Borrower on the most current Notice of Authorized Representatives delivered by Borrower to Agent as being authorized to request any borrowing or make any interest rate selection on behalf of Borrower hereunder, or to give Agent any other notice hereunder which is required by the terms hereof to be made through one of Borrower's Authorized Representatives.

     "Base LIBO Rate" means the average of the rate per annum at which U.S.
      --------------
dollar deposits are offered to the Agent in the London interbank Eurocurrency market on the second LIBOR Business Day prior to the commencement of an Interest Period at or about 11:00 a.m. (London time), for delivery on the first day of such Interest Period, for a term comparable to the number of days in such Interest Period and in an amount approximately equal to the principal amount to which such Interest Period shall apply.

     "Bankruptcy Code" means the Bankruptcy Reform Act, Title 11 of the United
      ---------------
States Code, as amended or recodified from time to time, including (unless the context otherwise requires) any rules or regulations promulgated thereunder.

     "Bond Indenture" means the Indenture dated as of June 11, 1997 among
      --------------
Borrower, as issuer, and U.S. Bank of California, N.A., a trustee, under which the Bonds are to be issued.

     "Bond Purchase Agreement" means the Purchase Agreement dated June 11, 1997
      -----------------------
between LPM Holdings, Inc. and BT Securities Corporation.

     "Bond Trustee" means the trustee from time to time under the Bond
      ------------
Indenture.

     "Bonds" means Borrower's 10 3/8% Senior Notes due 2004.
      -----

     "Borrower" has the meaning set forth in the introduction hereto.
      --------

     "Borrowing Base" means, on any date of delivery by Borrower of financial
      --------------
statements pursuant to Section 5.3(b) hereof, the sum of (i) 80% of the amount
                       --------------
of Receivables of Borrower and its Subsidiaries on a consolidated basis, as reflected in such financial statements, plus
                                        ----

(ii) (A) if such financial statements pertain to a fiscal quarter of Borrower ending in March or December in any calendar year, 60% of the amount of Inventory of Borrower and its Subsidiaries on a consolidated basis, as reflected (on the basis of a lower of cost or market valuation) in such financial statements, and
(B) if such financial statements pertain to a fiscal quarter of Borrower ending in June or September in any calendar year, 50% of the amount of Inventory of Borrower and its Subsidiaries on a consolidated basis, as reflected (on the basis of a lower of cost or market valuation) in such financial statements.

     "Business Day" means any day other than a Saturday, Sunday, or other day on
      ------------
which commercial banks are authorized or required to close in Los Angeles, California.

     "Capital Lease" means, for any Person, any lease of property (whether real,
      -------------
personal or mixed) which, in accordance with GAAP, would, at the time a determination is made, be required to be recorded as a capital lease in respect of which such Person is liable as lessee.

     "Capital Stock" of any Person means any and all shares, interests,
      -------------
participations, or other equivalents (however designated) of, or rights, warrants, or options to purchase, corporate stock or any other equity interest (however designated) of or in such Person.

     "Capitalization Merger" means the merger of Leslie's Poolmart USA Inc., a
      ---------------------
Delaware corporation, into Borrower, with Borrower being the surviving corporation, pursuant to the Capitalization Merger Agreement.

     "Capitalization Merger Agreement" means the Agreement and Plan of Merger
      -------------------------------
dated as of February 26, 1997 among Leslie's Poolmart, a California corporation, Borrower, and Leslie's Poolmart USA Inc., a Delaware corporation.

     "Capitalization Transactions" means (i) the Capitalization Merger, (ii) the
      ---------------------------
retention by the Hancock Group members of 359,505 shares of Borrower's common stock (in lieu of payment of approximately $5.2 million in cash merger consideration that would otherwise be payable in respect of such number of shares upon consummation of the Capitalization Merger), (ii) the issuance immediately after the Capitalization Merger of 14,768 shares of Borrower's common stock (the "Management Subscription Stock") to certain members of
                   -----------------------------
Borrower's management, for aggregate cash consideration of $214,136, (iii) the exchange in connection with the Capitalization Merger of Capital Stock of Leslie's Poolmart USA Inc. held by GEI for 1,059,370 shares of Borrower's common stock, for aggregate cash consideration of $15,360,865, (iv) the issuance in connection with the Capitalization Merger to Occidental of 28,000 shares of Preferred Stock, together with warrants to purchase 252,996 shares of Borrower's common stock at a purchase price of $0.01 per share (subject to adjustment) for a period of ten years (the "Occidental Warrants"), in exchange for $28,000,000
                            -------------------
in consideration comprised of $18,000,000 in cash and exchange of Borrower's outstanding debentures in the aggregate principal amount of $10,000,000 held by Occidental prior to consummation of the Capitalization Merger, and (iv) issuance and sale of the Bonds, in the principal amount of $90,000,000, all in accordance with the Capitalization Transaction Documents.

     "Capitalization Transactions Documents" means all agreements or instruments
      -------------------------------------
entered into by any Loan Party in connection with the Capitalization Transactions, including, without limitation, the Additional Capital Stock Agreement, the Bond Indenture, the Bond Purchase Agreement, the Capitalization Merger Agreement, the Preferred Stock Purchase Agreement, the Preferred Stock Designation Certificate and the Reincorporation Merger Agreement, in each case as amended, supplemented or otherwise modified from time to time to the extent not prohibited by the Loan Documents.

     "Change in Control" means the occurrence of one or more of the following
      -----------------
events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Borrower to any Person (other than a Permitted Holder) or group of Persons (other than Permitted Holders) related for purposes of Section 13(d) of the Exchange Act (a "Group"), together with any Affiliates thereof (whether or not
                 -----
otherwise in compliance with the provisions of the Loan Documents); (ii) the approval by the holders of Capital Stock of Borrower of any plan or proposal for the liquidation or dissolution of Borrower (whether or not otherwise in compliance with the provisions of the Loan Documents); (iii) any Person or Group (other than any one or more of the Permitted Holders) shall become the owner, directly or indirectly, beneficially or of record, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Borrower; (iv) the replacement of a majority of the Board of Directors of Borrower (other than in accordance with the terms of the Preferred Stock) over a two-year period from the directors who constituted the Board of Directors of Borrower at the beginning of such period, and such replacement shall not have been approved by a vote of at least a majority of the Board of Directors of Borrower then still in office who either were members of such Board of Directors at the beginning of such period or whose election as a member of such Board of Directors was previously so approved; or (v) Borrower consolidates with, or merges with or into, another Person, or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, Borrower (in each case whether or not otherwise in compliance with the terms of the Loan Documents), in any such event pursuant to a transaction in which the shares representing the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Borrower is converted into or exchanged for cash, securities or other property, other than (A) any such transaction where (1) the shares representing the issued and outstanding ordinary voting Capital Stock of Borrower are converted into or exchanged for
(I) ordinary voting Capital Stock (other than Disqualified Capital Stock) of the surviving or transferee corporation and/or (II) cash, securities and other property in an amount which could be paid by Borrower without violating Section
                                                                        -------
6.7 hereof (determined after giving pro forma effect to the combination of
---
Borrower and such other Person) and (2) the "beneficial owners" of the shares representing the issued and outstanding ordinary voting Capitol Stock of Borrower immediately prior to such transaction own, directly or indirectly, shares of Capital Stock representing not less than a majority of voting power of all issued and outstanding shares of Capital Stock of the surviving or transferee corporation immediately after such transaction, or (B) any such transaction as a result of which any one or more of the Permitted Holders own shares of Capital Stock representing more than 50% of the voting power of all issued and outstanding shares of Capital Stock of the surviving or transferee corporation immediately after such transaction.

     "Change in Law" has the meaning set forth in Section 2.9(b) hereof.
      -------------                               --------------

     "Closing Date" means the date on which the initial extension of the Credits
      ------------
is made hereunder.

     "Collateral" means the property described in the Collateral Documents as
      ----------
being subject to a Lien for the benefit of the Lender Parties and all other property now existing or hereafter acquired which may at any time be or become subject to a Lien for the benefit of the Lender Parties pursuant to the Collateral Documents or otherwise, securing the payment and performance of the obligations under the Loan Documents.

     "Collateral Documents" means the Pledge Agreements, the Security
      --------------------
Agreements, any other agreement pursuant to which any Loan Party or any other Person provides a Lien on any of its assets for the benefit of the Lender Parties and all financing statements, fixture filings, patent, trademark and copyright filings, assignments, acknowledgments and other filings, documents and agreements made or delivered pursuant thereto.

     "Commitment" means, as to any Lender, the amount set forth opposite its
      ----------
name under "Commitment" in Schedule I hereof, as reduced or otherwise modified
                           ----------
from time to time pursuant to this Credit Agreement.

     "Credits" means each advance made under the Line of Credit, each Swingline
      -------
Loan and each issuance of any Letter of Credit.

     "Damages" has the meaning set forth in Section 9.14 hereof.
      -------                               ------------

     "Default" means an Event or Default or an event or condition which with the
      -------
giving of notice or the passage of time, or both, would constitute an Event of Default.

     "Dispute" has the meaning set forth in Section 9.17(a) hereof.
      -------                               ---------------

     "Disqualified Capital Stock" means that portion of any Capital Stock which,
      --------------------------
by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof, in any case, on or prior to the Line Maturity Date.

     "EBITDA" for any period means net income for such period (excluding any
      ------
extraordinary or unusual items of income or expense) plus interest expense,
                                                     ----
taxes, depreciation, amortization (including, without limitation, amortized financing costs) and any non-cash charges to the extent any of the foregoing were deducted in arriving at net income, in each case for such period plus LIFO
                                                                      ----
reserve adjustments to the extent deducted in arriving at net income for such period, minus LIFO reserve adjustments to the extent added in arriving at net
        -----
income for such period, in each case determined in accordance with GAAP.

     "EBITDA Coverage Ratio," at the end of any fiscal quarter of Borrower,
      ---------------------
means the ratio of (i) the EBITDA of Borrower and its Subsidiaries on a consolidated basis for the period of such fiscal quarter and the immediately preceding three consecutive fiscal quarters to (ii) the aggregate of (A) interest expense (excluding amortization or write-off of deferred financing costs) of Borrower and its Subsidiaries on a consolidated basis for such period plus (B) the aggregate amount of all regularly scheduled
                      ----
principal payments of Borrower and its Subsidiaries due during such period on Indebtedness of Borrower and its Subsidiaries having an initial maturity of one year or longer, in each case determined in accordance with GAAP.

     "ERISA" has the meaning set forth in Section 3.9 hereof.
      -----                               -----------

     "Event of Default" has the meaning set forth in Section 7.1 hereof.
      ----------------                               -----------

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from
      ------------
time to time, and any successor statute thereto, and the rules and regulations promulgated thereunder.

     "Federal Funds Rate" means, for any day, the weighted average of the per
      ------------------
annum rates on overnight federal funds transactions with member banks of the Federal Reserve System arranged by federal funds brokers as published by the Federal Reserve Bank of New York for such day (or, if such rate is not so published for any day, the average rate quoted to Agent on such day by three (3) federal funds brokers of recognized standing selected by Agent).

     "Financing" has the meaning set forth in Section 6.3 hereof.
      ---------                               -----------

     "Funded Debt Ratio" at the end of any fiscal quarter of Borrower means the
      -----------------
ratio of (i) the aggregate amount of Indebtedness under clauses (i), (ii),
(iii), (iv) and, to the extent of unreimbursed amounts, (v) of the definition of Indebtedness hereunder of Borrower and its Subsidiaries outstanding at the end of such fiscal quarter, determined on a consolidated basis in accordance with GAAP, to (ii) the EBITDA of Borrower and its Subsidiaries on a consolidated basis for the period of such fiscal quarter and the immediately preceding three consecutive fiscal quarters, in each case determined in accordance with GAAP.

     "GAAP" means generally accepted accounting principles in the U.S. as in
      ----
effect from time to time applied in a manner consistent with the preparation of the financial statements referred to in Section 3.5.

     "GEI" means Green Equity Investors II, L.P. or, after a pro rata
      ---
distribution of all of its assets to its partners, such partners.

     "Governmental Authority" means any domestic or foreign national, state or
      ----------------------
local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the Federal Deposit

Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, any central bank or comparable authority.

     "Guarantor" means each of Borrower's Subsidiaries.
      ---------

     "Guarantor Documents" with respect to any Guarantor means, as applicable,
      -------------------
the Guaranty, the Stock Pledge Agreement, and the Security Agreement executed by such Guarantor and all other documents, agreements and instruments delivered to Agent under or in connection with such Guaranty.

     "Guaranty" with respect to any Guarantor means the Guaranty executed by
      --------
such Guarantor in favor of the Lender Parties.

     "Hancock Group" means Michael J. Fourticq, Brian P. McDermott and the
      -------------
McDermott Family Trust, Gregory Fourticq and Richard H. Hillman.

     "Hancock/Management Holders" means the members of the Hancock Group and
      --------------------------
such other members of Borrower's management on the date hereof who acquire the Management Subscription Stock.

     "Hedge Agreement" means any interest rate swap, cap or collar agreements,
      ---------------
interest rate future or option contracts, currency swap agreements, currency future option contracts and other similar agreements.

     "Indebtedness" means, for any Person without duplication: (i) all
      ------------
indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business); (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (iv) all obligations under Capital Leases; (v) all reimbursement or other obligations of such Person under or in respect of letters of credit and bankers acceptances; (vi) all obligations of such Persons in respect of Hedge Agreements; and (vii) all indebtedness of another Person secured by any Lien upon or in property owned by the Person for whom Indebtedness is being determined, whether or not such Person has assumed or become liable for the payment of such indebtedness of such other Person.

     "Interest Period" means, with respect to each LIBO Rate Borrowing, the
      ---------------
period commencing on the date of such LIBO Rate Borrowing and ending one (1), two (2), three (3), or, subject to the availability of funds, six (6) months thereafter, as Borrower may elect pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation; provided, however, that:
                                      --------  -------

               (a) any Interest Period that would otherwise end on a day that is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day unless such LIBOR Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding LIBOR Business Day;

               (b) any Interest Period that begins on the last LIBOR Business Day of the calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c), end on the last LIBOR Business Day of the calendar month in which it would have ended if there were a numerically corresponding day in such calendar month; and

               (c) in no event shall an Interest Period end on a date after the Line Maturity Date.

     "Inventory" means all "inventory" (as such term is defined in the UCC).
      ---------

     "Lender Parties" means the Lenders, the Swingline Lender and the Agent.
      --------------

     "Lenders" has the meaning set forth in the introduction hereto.
      -------

     "Letter of Credit" has the meaning set forth in Section 2.1(d) hereof.
      ----------------                               --------------

     "Letter of Credit Agreement" has the meaning set forth in Section 2.1(d)
      --------------------------                               --------------
hereof.

     "LIBOR" means for each Interest Period for each LIBO Rate Loan owed to a
      -----
Lender the rate per annum (rounded upward, if necessary, to the nearest whole 1/16 of 1%) determined by Agent pursuant to the following formula:

          LIBOR =             Base LIBO Rate
                    ----------------------------------------
                    100% - Reserve Percentage of such Lender

     "LIBOR Business Day" means a Business Day on which dealings in U.S. dollar
      ------------------
deposits are carried on in the London interbank market.

     "LIBO Rate Borrowing" means any borrowing designated by Borrower as a LIBO
      -------------------
Rate Borrowing pursuant to Section 2.2 or 2.4 of this Credit Agreement.
                           ------------------

     "LIBO Rate Loan" means each portion of the advances under the Line of
      --------------
Credit bearing interest at a rate determined by reference to LIBOR for a particular Interest Period.

     "Lien" means any mortgage, deed of trust, pledge, security interest,
      ----
assignment, deposit arrangement, charge or encumbrance, lien (statutory or other), or other preferential arrangement (including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing or any agreement to give any security interest).

     "Line Maturity Date" means the fifth anniversary of the Closing Date.
      ------------------

     "Line of Credit" has the meaning set forth in Section 2.1(a) hereof.
      --------------                               --------------

     "Line of Credit Notes" has the meaning set forth in Section 2.1(a) hereof.
      --------------------                               --------------

     "Loan Documents" means this Credit Agreement, the Notes, the Collateral
      --------------
Documents, the Guarantor Documents and all other certificates, documents, agreements and instruments delivered to Agent under or in connection with this Credit Agreement, in each case as amended, supplemented or otherwise modified from time to time.

     "Loan Party" means the Borrower and each Guarantor.
      ----------

     "Majority Lenders" means Lenders whose Proportionate Shares at any time
      ----------------
equal or exceed fifty-one percent (51%).

     "Management Subscription Stock" has the meaning set forth in the definition
      -----------------------------
of "Capitalization Transactions" set forth herein.

     "Notes" means the Line of Credit Notes and the Swingline Note.
      -----

     "Notice of Authorized Representatives" has the meaning set forth in Section
      ------------------------------------                               -------
2.12 hereof.
----

     "Notice of Borrowing" has the meaning set forth in Section 2.2 hereof.
      -------------------                               -----------

     "Notice of Conversion or Continuation" has the meaning set forth in Section
      ------------------------------------                               -------
2.4(b) hereof.
------

     "Notice of Swingline Borrowing" has the meaning set forth in Section 2.1(b)
      -----------------------------                               --------------
hereof.

     "Occidental" means Occidental Petroleum Corporation.
      ----------

     "Occidental Warrants" has the meaning set forth in the definition of
      -------------------
"Capitalization Transactions" set forth herein.

     "Participants" has the meaning set forth in Section 9.5(b) hereof.
      ------------                               --------------

     "Person" means natural persons, corporations, limited partnerships, general
      ------
partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, vehicle trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

     "Permitted Hedge Agreement" means any interest rate swap, cap, collar or
      -------------------------
similar agreement entered into between Borrower and any of the Lender Parties in respect of notional amounts corresponding to the obligations under this Credit Agreement.

     "Permitted Holders" means any one or more of (i) the Hancock/Management
      -----------------
Holders, (ii) GEI and (iii) Occidental and, in the case of (ii) and (iii), their respective Affiliates.

     "Permitted Liens" means Liens permitted pursuant to Section 6.8 hereof.
      ---------------                                    -----------

     "Plan" has the meaning set forth in Section 3.9 hereof.
      ----                               -----------

     "Pledge Agreement" with respect to any Loan Party means the Stock Pledge
      ----------------
Agreement executed by such Loan Party for the benefit of the Lender Parties, in a form acceptable to Agent.

     "Preferred Stock" means Borrower's Exchangeable Cumulative Redeemable
      ---------------
Stock, Series A, the terms of which are designated in the Preferred Stock Designation Certificate.

     "Preferred Stock Designation Certificate" means the Certificate of
      ---------------------------------------
Designation, Preferences and Rights of Exchangeable Cumulative Redeemable Preferred Stock, Series A, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, in the form of Exhibit A to the Preferred Stock Purchase Agreement.

     "Preferred Stock Purchase Agreement" means the Preferred Stock and Warrant
      ----------------------------------
Purchase Agreement dated as of June 11, 1997 between Borrower and Occidental.

     "Prime Rate" means at any time the rate of interest most recently announced
      ----------
within Wells Fargo at its principal office in San Francisco as its "prime rate", with the understanding that the "prime rate" is one of Wells Fargo's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof in such internal publication or publications as the Wells Fargo may designate. Each change in the rate of interest shall become effective on the date each Prime Rate change is announced within Wells Fargo.

     "Prime Rate Loan" means each portion of the advances under the Line of
      ---------------
Credit bearing interest at a rate determined by reference to the Prime Rate and the Swingline Loans.

     "Proportionate Share" means, for each Lender, the quotient, expressed as a
      -------------------
percentage, of such Lender's Commitment divided by the Total Commitments.

     "Receivable Debtor" means any Person obligated on a Receivable.
      -----------------

     "Receivables" means all rights to payment arising out of the sale or lease
      -----------
of goods or the performance of services in the ordinary and usual course of business, however evidenced.

     "Redemption Amount" means the sum of $94.7 million, which is the aggregate
      -----------------
amount of cash merger consideration paid upon consummation of the Capitalization Merger to the holders of Capital Stock of the Borrower outstanding prior to consummation of the Capitalization Merger in respect of such Capital Stock.

     "Reincorporation Merger Agreement" means the Agreement of Merger dated as
      --------------------------------
of February 26, 1997 between Leslie's Poolmart, a California corporation, and Borrower.

     "Register" has the meaning set forth in Section 9.5(d) hereof.
      --------                               --------------

     "Security Agreement" with respect to any Loan Party means the Security
      ------------------
Agreement executed by such Loan Party for the benefit of the Lender Parties, in a form acceptable to Agent.

     "Solvent" means, as to any Person at any time, that (i) the fair value of
      -------
the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (ii) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (iii) such Person is able to pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

     "Subsidiary," of any Person, means any corporation, association,
      ----------
partnership, joint venture or other business entity of which more than 50% of the voting stock or other equity interest is owned directly or indirectly by such Person or one or more of the other Subsidiaries of such Person or a combination thereof.

     "Subordinated Exchange Indebtedness" has the meaning set forth in Section
      ----------------------------------                               -------
6.12 hereof.
----

     "Swingline Lender" has the meaning set forth in the introduction hereto.
      ----------------

     "Swingline Loan" has the meaning set forth in Section 2.1(b) hereof.
      --------------                               --------------

     "Swingline Note" has the meaning set forth in Section 2.1(b) hereof.
      --------------                               --------------

     "Tangible Net Worth" means, as of any date of determination, the aggregate
      ------------------
of total stockholders' equity plus the principal amount of outstanding
                              ----
Subordinated Exchange Indebtedness, if any, plus the principal amount of
                                            ----
outstanding Indebtedness permitted under Section 6.3(f) hereof, if any, plus
                                         --------------                 ----
paid in capital represented by the Preferred Stock to the extent not subject to mandatory redemption earlier than one year after the Line Maturity Date, plus
                                                                         ----
the Redemption Amount, less the aggregate of any treasury stock, any intangible
                       ----
assets, and the amount by which any obligations due from stockholders, employees, and/or affiliates exceed TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000) in the aggregate.

     "Taxes" has the meaning set forth in Section 2.10(a) hereof.
      -----                               ---------------

     "Total Commitments" means the aggregate of the Commitments of all Lenders.
      -----------------

     "UCC" means the Uniform Commercial Code as in effect in the State of
      ---
California or any other jurisdiction, as relevant, in which Collateral is located.

     "Wells Fargo" has the meaning set forth in the introduction hereto.
      -----------

     SECTION 1.2.  CERTAIN RULES OF CONSTRUCTION.

     (a) HEADINGS.  Headings in this Credit Agreement and each of the other Loan
         --------
Documents are for convenience of reference only and are not part of the substance hereof or thereof.

     (b) FISCAL QUARTER ENDING DATES.  Whenever reference is made herein to the
         ---------------------------
end of or last day of any fiscal quarter of Borrower, such reference shall be to the Saturday closest to the last day of the month of March, June, September or December, as the case may be, falling within such fiscal quarter.


                                   ARTICLE II
                                   ----------
                                  THE CREDITS
                                  -----------

     SECTION 2.1.  LINE OF CREDIT.

     (a)  LINE OF CREDIT.
          --------------

          (i) Subject to the terms and conditions of this Credit Agreement, each Lender hereby severally agrees, on a pro rata basis, to make advances to Borrower from time to time up to the Line Maturity Date not to exceed at any time the aggregate principal amount of the sum of (A) THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000), minus (B) the aggregate undrawn face amount of
                              -----
Letters of Credit outstanding at such time, minus (C) the aggregate principal
                                            -----
amount of Swingline Loans outstanding at such time (the "Line of Credit").  The
                                                         --------------
proceeds of advances under the Line of Credit shall be used to refinance Borrower's Indebtedness under the 1997 Predecessor Credit Agreement, for the working capital requirements of Borrower and its Subsidiaries and to finance capital expenditures permitted hereunder. Borrower's obligation to repay advances under the Line of Credit shall be evidenced by promissory notes substantially in the form of Exhibit 2.1(a) attached hereto (the "Line of Credit
                             --------------                       --------------
Notes"), all terms of which are incorporated herein by this reference.
-----
Outstanding advances under the 1997 Predecessor Credit Agreement shall be deemed outstanding under the Line of Credit; provided, however, that each LIBOR Rate
                                      --------  -------
Loan (defined in the 1997 Predecessor Credit Agreement) outstanding on the Closing Date shall continue to bear interest hereunder at the rate applicable thereto under the 1997 Predecessor Credit Agreement until the end of the Interest Period, as such term is defined in the 1997 Predecessor Credit Agreement, applicable thereto under the 1997 Predecessor Credit Agreement.

          (ii) Borrower may from time to time during the term of the Line of Credit borrow, partially or wholly repay and reborrow advances under the Line of Credit, subject to all the limitations, terms and conditions contained herein; provided, however, that the total outstanding borrowings under the Line of
--------  -------
Credit shall not at any time exceed the maximum principal amount available thereunder, as set forth above. If the total outstanding borrowings hereunder shall at any time exceed the principal amount stated above, Borrower shall immediately repay to Agent for the benefit of the Lenders such excess amount. The unpaid principal balance of advances under the Line of Credit at any time shall be the total of the amounts advanced by the Lenders thereunder less the
                                                                     ----
amount of principal payments made by or for Borrower on such advances, which balance may be endorsed from time to time by the Lenders on the schedules attached to the Line of Credit Notes held by them. The outstanding principal balance under the Line of Credit shall be due and payable in full on the Line Maturity Date.

     (b)  SWINGLINE LOANS.
          ---------------

          (i) Subject to the terms and conditions of this Credit Agreement, the Swingline Lender may, in its sole discretion, make a portion of the Total Commitments available to Borrower by making swingline loans (individually, a "Swingline Loan"; collectively, the "Swingline Loans") to Borrower from time to
 ---------------                      ---------------
time to the Line Termination Date in accordance with the procedures set forth in this Section 2.1 in an aggregate principal amount at any one time outstanding
     -----------
not to exceed FIVE MILLION AND NO/100 DOLLARS ($5,000,000), notwithstanding that such Swingline Loans, when aggregated with advances under the Line of Credit made by Wells Fargo in its capacity as a Lender, may exceed Wells Fargo's Commitment. Borrower's obligation to repay Swingline Loans shall be evidenced by a promissory note substantially ion the form of Exhibit 2.1(b)(i) attached
                                                   -----------------
hereto (the "Swingline Note"), all terms of which are incorporated by this
             --------------
reference.

          (ii) So long as the Swingline Lender, in its sole discretion, elects to make Swingline Loans, Borrower may from time to time during the term of the Line of Credit borrow, partially or wholly repay, and reborrow Swingline Loans, subject to all the limitations, terms and conditions contained herein; provided,
                                                                       --------
however, that at no time shall the sum of the aggregate principal amount of all
-------
outstanding Swingline Loans, plus the aggregate principal amount of all
                             ----
outstanding advances under the Line of Credit plus the aggregate undrawn face
                                              ----
amount of outstanding Letters of Credit exceed the Total Commitments. The unpaid principal balance of the Swingline Loans at any time shall be the total of the amount of Swingline Loans made by the Swingline Lender less the amount of
                                                              ----
principal payments made by Borrower on Swingline Loans, which balance may be endorsed from time to time by the Swingline Lender on the schedule attached to the Swingline Note. The outstanding principal amount of each Swingline Loan shall be due and payable in full on the maturity date therefor specified in the applicable Notice of Swingline Borrowing, which shall be a date not more than seven (7) days after the date of such Swingline Loan, and the outstanding principal balance of all Swingline Loans shall in any event be due and payable in full on the Line Maturity Date.

          (iii) Borrower shall provide Agent (with a copy to the Swingline Lender) irrevocable written notice (which notice may be delivered telephonically and confirmed by facsimile on the same day) in the form of Exhibit 2.1(b)(iii) attached hereto (a
                                          -------------------
"Notice of Swingline Borrowing") of any Swingline Loan requested hereunder
 -----------------------------
(which notice must be received by the Swingline Lender and the Agent before 2:30 p.m. (San Francisco time) on the requested borrowing date) specifying (A) the principal amount of the requested Swingline Loan,(B) the requested proposed date of borrowing of such Swingline Loan, which shall be a Business Day and (C) the maturity date for such Swingline Loan, which shall be a date not later than seven (7) days after the date of borrowing of such Swingline Loan. Upon receipt of a Notice of Swingline Borrowing, the Swingline Lender will immediately confirm with Agent (by telephone or in writing) that Agent has received a copy of such Notice of Swingline Borrowing from Borrower and, if not, the Swingline Lender will provide Agent with a copy thereof. Unless the Swingline Lender has received notice before 3:00 p.m. (San Francisco time) on the proposed date of borrowing of such Swingline Loan from Agent (x) directing the Swingline Lender not to make the requested Swingline Loan as a result of the limitations set forth in Section 2.1(b)(ii) hereof or (y) that one or more of the conditions
         ------------------
specified in Article IV are not then satisfied, then, subject to the terms and conditions hereof, the Swingline Lender will, in the event that the Swingline Lender so elects, in its sole discretion, by the close of business in San Francisco on the proposed date of borrowing specified in such Notice of Swingline Borrowing, make the amount of such requested Swingline Loan available to Agent for the account of Borrower at Agent's Payment Office in funds immediately available to Agent. The proceeds of such Swingline Loan will then be made available to Borrower by Agent in the manner specified for proceeds of advances under the Line of Credit in Section 2.7(a) hereof. Each borrowing of
                                     --------------
Swingline Loans shall be in an aggregate principal amount equal to $100,000 or an integral multiple of $50,000 in excess thereof, unless otherwise agreed by the Swingline Lender. Agent shall promptly notify each Lender of the date of borrowing, principal amount and maturity of each Swingline Loan advanced by the Swingline Lender.

          (iv) If any Swingline Loan shall remain outstanding during the existence of a Default or Event of Default and the Swingline Lender shall, in its sole discretion, notify Agent that the Swingline Lender desires that such Swingline Loan to be converted into advances under the Line of Credit, then Agent shall be deemed to have received a Notice of Borrowing from the Borrower pursuant to Section 2.2 hereof requesting that Prime Rate Loans, in the
            ------------------
aggregate amount of such Swingline Loan, under the Line of Credit be made on the first Business Day after the date of such notice from the Swingline Lender, and the Lenders, rateably in accordance with their Proportionate Shares, shall make such advances comprising such Prime Rate Loans notwithstanding Borrower's failure to satisfy the conditions contained in Article IV hereof, and notwithstanding any limitations on minimum or integral borrowing amounts contained herein, and the Lenders shall follow the procedures set forth in
Section 2.7(a) hereof in making such advances; provided, that if a borrowing
--------------                                 --------
under the Line of Credit becomes, as determined by Agent, legally impracticable, and if the Swingline Lender so requests, each Lender agrees that in lieu of making Prime Rate Loans as described in this subsection 2.1(b)(iv), such Lender
                                             ---------------------
shall automatically be deemed to have purchased a participation from the Swingline Lender in the applicable Swingline Loans in an amount equal to such Lender's Proportionate Share of such Swingline Loans. The proceeds of such Prime Rate Loans, or participation purchases, shall be applied to repay such Swingline Loans. If any Lender so notified fails to make available to Agent for the account of the Swingline Lender the amount of such Lender's Proportionate Share of the amount of such Prime

Rate Loans or participations, as applicable, by no later than 12:00 noon (San Francisco time) on the date due, then interest shall accrue on such Lender's obligation to make such payment, from such date to the date such Lender makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. A copy of each notice given by Agent to the Lenders pursuant to this subsection 2.1(b)(iv) with respect to the making of
                         --------------------
Prime Rate Loans under the Line of Credit, or the purchases of participations, shall be promptly delivered by Agent to Borrower. Each Lender's obligation in accordance with this Credit Agreement to make the Prime Rate Loans under the Line of Credit, or purchase participations, as contemplated by this subsection 2.1(b)(iv), shall be absolute, irrevocable, and unconditional and
---------------------
shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Swingline Lender, Borrower or any other Person for any reason whatsoever, (ii) the occurrence of continuance of a Default, an Event of Default or any material adverse change in the financial condition of Borrower or any Subsidiary of Borrower, or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          (v) If Agent or the Swingline Lender is required at any time to return to Borrower, or to a trustee, receiver, liquidator, custodian, or any official in any proceeding referred to in Section 7.1(h) hereof, any portion of
                                          --------------
the payments made by Borrower to Agent for the account of the Swingline Lender, or any interest thereon, each Lender shall, on demand of Agent or the Swingline Lender, forthwith return to Agent or the Swingline Lender the amount of its Proportionate Share of any amounts so returned by Agent or the Swingline Lender, plus interest thereon from the date such demand is made to Agent or the Swingline Lender at a rate per annum equal to the Federal Funds Rate in effect from time to time.

     (c)  FEES.
          ----

          (i)  Upfront Commitment Fee.  Borrower shall pay to Agent, for the
               ----------------------
ratable account of the Lenders based on their respective Proportionate Shares, an upfront commitment fee in the aggregate amount of $218,750, payable on the Closing Date.

          (ii) Non-Use Fee.  Borrower shall pay to Agent, for the ratable
               -----------
account of the Lenders based on their respective Proportionate Shares, a fee equal to one-half of one percent (0.5%) per annum of the difference between (i) the Total Commitments, and (ii) the average daily outstanding principal balance of the Line of Credit during each fiscal quarter (including the outstanding undrawn face amount of Letters of Credit issued under the Line of Credit but excluding the outstanding principal balance of any Swingline Loans), which fee shall be due and payable thirty (30) days after the end of such fiscal quarter.

     (d) LETTER OF CREDIT SUBFEATURE.  (i)  As a subfeature under the Line of
         ---------------------------
Credit, Agent agrees from time to time up to thirty (30) days prior to the Line Maturity Date, to issue sight commercial or standby letters of credit on behalf of all of the Lenders and for the account of Borrower (each, a "Letter of
                                                                ---------
Credit" and collectively, the "Letters of Credit"); provided, however, that the
------                         -----------------    --------  -------
form and substance of each Letter of Credit shall be subject to approval by Agent, in its reasonable discretion; and provided further, however, that the
                                         ----------------  -------
aggregate undrawn amount of all
outstanding Letters of Credit shall not at any time exceed THREE MILLION AND NO/100 DOLLARS ($3,000,000). Each Letter of Credit shall be issued for a term not to exceed three hundred sixty-five (365) days, as designated by Borrower; provided,
                                                                       --------
however, that no Letter of Credit shall have an expiration date subsequent to
-------
the Line Maturity Date. The undrawn amount of all Letters of Credit shall be reserved under the Line of Credit and shall not be available for advances thereunder. Each Letter of Credit shall be subject to the additional terms and conditions of the Letter of Credit Agreement and related documents, if any, required by Agent in connection with the issuance thereof (each, a "Letter of
                                                                    ---------
Credit Agreement" and collectively, "Letter of Credit Agreements").  Each draft
----------------                     ---------------------------
paid by Agent under a Letter of Credit shall be deemed an advance under the Line of Credit comprising a Prime Rate Loan and shall be repaid by Borrower in accordance with the terms and conditions of this Credit Agreement applicable to such advances; provided, however, that if the Line of Credit is not available,
               --------  -------
for any reason whatsoever, at the time any draft is paid by Agent, then the full amount of such draft shall be immediately due and payable, together with interest thereon, from the date such amount is paid by Agent to the date such amount is fully paid by Borrower, at the variable rate of interest applicable to Prime Rate Loans. In such event, Borrower agrees that Agent, at Agent's sole discretion, may debit Borrower's deposit account with Agent for the amount of any such draft. Outstanding Letters of Credit issued in connection with the 1997 Credit Agreement shall be deemed outstanding Letters of Credit under the Line of Credit.

          (ii) The Lenders hereby irrevocably appoint Agent as their agent, and hereby authorize and direct Agent for and on their behalf, to issue Letters of Credit and to honor drafts presented under Letters of Credit in accordance with the terms thereof. The interest of each Lender in each Letter of Credit shall be the percentage designated as its Proportionate Share in Schedule I hereto of
                                                           ----------
the total amount of all Letters of Credit. If there are insufficient funds under the Line of Credit to pay any draft under a Letter of Credit, or if Borrower otherwise fails to reimburse Agent for the full amount of any draft paid under any Letter of Credit pursuant to the terms of the Letter of Credit Agreement applicable thereto, each Lender shall, immediately on demand by Agent, pay to Agent, ratably according to such Lender's Proportionate Share in such Letter of Credit, the unreimbursed amount of such draft and all other sums then due under such Letter of Credit Agreement. Each such payment by a Lender shall be made in immediately available funds at Agent's Office on the date Agent demands such payment, and shall bear interest from the date such amount is paid by Agent to the date such amount is fully paid by such Lender at rates equal to
(A) the Federal Funds Rate during the period from the date such payment is due through the third Business Day thereafter, and (B) thereafter, the Prime Rate in effect from time to time.

     SECTION 2.2.  NOTICE OF BORROWING UNDER LINE OF CREDIT.

          Borrower, through one of its Authorized Representatives, shall request each advance under the Line of Credit by giving Agent irrevocable written notice or telephonic notice (confirmed promptly in writing), in the form of Exhibit 2.2
                                                                     -----------
attached hereto (each, a "Notice of Borrowing"), which specifies, among other
                          -------------------
things:

     (a) the principal amount of the requested advance under the Line of Credit;

     (b)  the proposed date of borrowing, which shall be a Business Day;

     (c) the interest rate option applicable to such borrowing (which, for a LIBOR interest selection, shall be subject to the minimum dollar requirement set forth in Section 2.3(a)(i) hereof); and
                                   -----------------

     (d) if the amounts advanced will bear interest determined in relation to LIBOR, the length of the Interest Period applicable thereto.

Each such Notice of Borrowing must be received by Agent not later than 9:00 a.m.
(i) on the same day as the date of borrowing if interest will be determined in relation to the Prime Rate, and (ii) at least three (3) Business Days prior to the date of borrowing if interest will be determined in relation to LIBOR.
Agent shall promptly notify each Lender of the contents of each Notice of Borrowing and of the amount of the advance to be made by such Lender.

     SECTION 2.3.  INTEREST/FEES.

     (a) INTEREST.  (i) Line of Credit.  The outstanding principal amount of
         --------       --------------
each advance under the Line of Credit shall bear interest until paid in full in accordance with the following interest rate options, as designated by Borrower:

          (A) at a fluctuating rate per annum equal to the Prime Rate in effect from time to time plus the Applicable Prime Rate Margin, or
                       ----

          (B) at a fixed rate per annum equal to LIBOR determined for a related Interest Period plus the Applicable LIBO Rate Margin; provided, however,
                     ----                                  --------  -------
     that each LIBOR interest selection must be for an amount of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000) or an integral multiple of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000) in excess thereof.

          (ii)  Swingline Loans.  The outstanding principal amount of each
                ---------------
Swingline Loan shall bear interest until paid in full at a fluctuating rate per annum equal to the Prime Rate in effect from time to time plus the Applicable
                                                          ----
Prime Rate Margin.

     (b) COMPUTATION AND PAYMENT.  Interest shall be computed on the basis of a
         -----------------------
360-day year, actual days elapsed. Accrued unpaid interest on the outstanding principal amount of each advance under the Line of Credit shall be paid on the First Business day of each calendar month and on the date such advance shall be paid in full. Accrued unpaid interest on the outstanding principal amount of each Swingline Loan shall be paid on the maturity date therefor or such earlier date on which such Swingline Loan shall be paid in full.

     (c)  LETTER OF CREDIT FEES.
          ---------------------

          (i)   Commercial Letter of Credit Fees.  Borrower shall pay to Agent,
                --------------------------------
for Agent's own account, non-refundable fees upon the issuance or amendment of each commercial letter of credit and upon the payment by Agent of each draft under any commercial letter of credit determined in accordance with Agent's standard fees and charges in effect at the time any commercial letter of credit is issued or amended or any draft is paid.

          (ii)  Standby Letter of Credit Fees.  Borrower shall pay to Agent, for
                -----------------------------
Agent's own account, non-refundable fees upon the issuance or amendment of each standby letter of credit and upon the payment by Agent of each draft under any standby letter of credit determined in accordance with Agent's standard fees and charges in effect at the time any standby letter of credit is issued or amended or any draft is paid.

     (d) AGENT'S FEE.  Borrower shall pay to Agent, for Agent's own account,
         -----------
non-refundable agent's fees in the amounts and at the time set forth in the Agent's Fee Letter.

     SECTION 2.4.  CONVERSION OF INTEREST RATE OPTIONS

     (a) ELECTION.  (i) At any time any portion of advances under the Line of
         --------
Credit bears interest determined in relation to the Prime Rate, Borrower may convert all or any portion thereof so that it bears interest determined in relation to LIBOR for an Interest Period designated by Borrower, and (ii) at any time any portion of advances under the Line of Credit bears interest determined in relation to LIBOR, Borrower may convert all or a portion thereof at the end of the Interest Period applicable thereto so that it bears interest determined in relation to the Prime Rate or in relation to LIBOR for a new Interest Period designated by Borrower; provided, however, that Borrower may not so convert or
                        --------  -------
continue any advance under the Line of Credit if the effect thereof would be to cause the outstanding principal amount of any LIBO Rate Loan to be an amount other than FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000) or an integral multiple of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000) in excess thereof. If Borrower has not made the required interest rate conversion or continuation election prior to the last day of any Interest Period (or if the proviso in the foregoing sentence prohibits such conversion or continuation), Borrower shall be deemed to have made a Prime Rate interest selection for the amounts that were subject thereto.

     (b) NOTICE TO AGENT.  Borrower, through one of its Authorized
         ---------------
Representatives, shall request each interest rate conversion or continuation by giving Agent irrevocable written notice or telephonic notice (confirmed promptly in writing), in the form of Exhibit 2.4 attached hereto (a "Notice of Conversion
                            -----------                     --------------------
or Continuation"), which specifies, among other things:
---------------

          (i) in the case of conversion or continuation in respect of any LIBO Rate Loan, the Interest Period for such LIBO Rate Loan to which such Notice of Conversion or Continuation applies;

          (ii) the principal amount of advances under the Line of Credit that are the subject of such conversion or continuation;

          (iii) the proposed date of such conversion or continuation, which shall be a Business Day;

          (iv) and if such Notice pertains to a LIBOR interest selection, the length of the applicable Interest Period.

Any such Notice of Conversion or Continuation must be received by Agent not later than 9:00 a.m. (i) on the same day as the effective date of any Prime Rate interest selection, and (ii) at least three (3) Business Days prior to the effective date of any LIBOR interest selection. Agent shall promptly notify each Lender of the contents of each such Notice of Conversion or Continuation, or if timely notice is not received from Borrower prior to the last day of any Interest Period of the automatic conversion of the amounts subject thereto to the Prime Rate interest option.

     SECTION 2.5.  OTHER PAYMENT TERMS.

     (a) AUTOMATIC DEBIT.  Agent shall, and Borrower hereby authorizes Agent to,
         ---------------
debit any demand deposit account of Borrower with Agent for all payments of principal, interest, and fees as they become due on any of the Credits. Should, for any reason whatsoever, the funds in any such demand deposit account be insufficient to pay all such amounts when due, Borrower shall immediately upon demand remit to Agent the full amount of any such deficiency.

     (b) PLACE AND MANNER.  Borrower shall make all payments due to each Lender
         ----------------
Party under the Loan Documents by payment to Agent at Agent's Office, for the account of such Lender Party, in lawful money of the United States and in same day or immediately available funds not later than 12:00 noon on the date due. Agent shall promptly disburse to each Lender Party at such Lender Party's Applicable Lending Office each such payment received by Agent for such Lender Party.

     (c) DATE.  Whenever any payment due hereunder shall fall due on a day other
         ----
than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

     (d) INTEREST ON OVERDUE AMOUNTS.  From and after the maturity date of any
         ---------------------------
Credit, or such earlier date as all principal owing under any Credit becomes due and payable by acceleration or otherwise, the outstanding principal balance thereof shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to four percent (4%) above the rate of interest from time to time applicable to such Credit, which shall be payable on demand by Agent and otherwise on the date of payment of such principal.

     (e) APPLICATION OF PAYMENTS.  All payments under the Loan Documents
         -----------------------
(including prepayments) shall be applied first to unpaid fees, costs, and expenses then due and payable under this Credit Agreement and the other Loan Documents, second to accrued interest then due and payable under the Loan Documents, and finally to reduce the principal amount of outstanding Credits. All payments credited to principal outstanding under the Line of Credit shall be applied first, to the outstanding principal balance of the Line of Credit which bears interest determined in relation to the Prime Rate, if any, and second, to the outstanding principal balance of the Line of Credit which bears interest determined in relation to LIBOR, with such payments applied to the oldest Interest Period first. If an Event of Default has occurred and is continuing or if Borrower fails to direct application, Agent shall apply such payments as determined by it in its discretion.

     (f) FAILURE TO PAY AGENT.  Unless Agent shall have received notice from
         --------------------
Borrower at least one (1) Business Day prior to the date on which any payment is due to the Lenders or the Swingline Lender, as the case may be, hereunder that Borrower will not make such payment in full, Agent may assume that Borrower has made such payment in full to Agent on such date and Agent may, in reliance upon such assumption, cause to be distributed to each Lender or the Swingline Lender, as the case may be, on such due date an amount equal to the amount then due such Lender or the Swingline Lender. If and to the extent Borrower shall not have made such payment in full to Agent, such Lender or the Swingline Lender, as the case may be, shall repay to Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to Agent, at the Federal Funds Rate. A certificate of Agent submitted to any Lender or the Swingline Lender, as the case may be, with respect to any amounts owing by such Lender Party under this Section 2.5(f)
                                                             --------------
shall be presumptive evidence of such amounts.

     SECTION 2.6.  PREPAYMENT.

     (a) PRIME RATE.  Borrower may prepay principal on any portion of any Credit
         ----------
that bears interest determined in relation to the Prime Rate at any time, in any amount, and without penalty.

     (b) LIBOR.  Borrower may prepay principal on any portion of any Credit that
         -----
bears interest determined in relation to LIBOR at any time and in the minimum amount of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) or an integral multiple of ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000) in excess thereof; provided, however, that if the outstanding principal balance of such
         --------  -------
portion of any such Credit is less than said amount, the minimum prepayment amount shall be the entire outstanding principal balance thereof. In consideration of the Lenders providing this prepayment option to Borrower, or if any such portion of any such Credit shall become due and payable at any time prior to the last day of the Interest Period applicable thereto by acceleration or otherwise, Borrower shall make such payments as are provided for in Section
                                                                       -------
2.11 hereof.
----

     SECTION 2.7.  FUNDING.

     (a) LENDER FUNDING AND DISBURSEMENT.  Each Lender shall, before 11:00 a.m.
         -------------------------------
on the date of each borrowing under the Line of Credit make available to Agent at Agent's Office, in same day or immediately available funds, such Lender's Proportionate Share thereof. After Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article IV hereof, Agent
                                                      ----------
will promptly disburse such funds in same day or immediately available funds to Borrower. Unless otherwise directed by Borrower in writing, Agent shall disburse the proceeds of each borrowing to Borrower by deposit to any demand deposit account maintained by Borrower with Agent.

     (b) LENDER FAILURE TO FUND.  Unless Agent shall have received notice from a
         ----------------------
Lender on or prior to the date of any borrowing under any Credit that such Lender will not make available to Agent such Lender's Proportionate Share thereof, Agent may assume that such Lender has made such portion available to Agent on the date of such borrowing in accordance with Section 2.7(a) hereof,
                                                       --------------
and Agent may, in reliance upon such assumption, make available to Borrower (or otherwise disburse) on such date a corresponding amount. If any Lender does not make the amount of its Proportionate Share of any borrowing available to Agent on the date of such borrowing, such Lender shall pay to Agent, on demand, interest which shall accrue on such amount until made available to Agent at rates equal to (i) the daily Federal Funds Rate during the period from the date of such borrowing through the third Business Day thereafter, and (ii) thereafter, the Prime Rate in effect from time to time. A certificate of Agent submitted to any Lender with respect to any amounts owing under this Section
                                                                     -------
2.7(b) shall be presumptive evidence of such amounts. If any Lender's
------
Proportionate Share of any borrowing is not in fact made available to Agent by such Lender within three (3) Business Days after the date of such borrowing, Borrower shall pay to Agent, on demand, an amount equal to such Proportionate Share together with interest thereon, for each day from the date such amount was made available to Borrower until the date such amount is repaid to Agent, at the rate of interest then applicable thereto.

     (c) LENDERS' OBLIGATIONS SEVERAL.  The obligation of each Lender hereunder
         ----------------------------
is several. The failure of any Lender to make available its Proportionate Share of any borrowing under the Line of Credit shall not relieve any other Lender of its obligation hereunder to do so on the date requested, but no Lender shall be responsible for the failure of any other Lender to make available the Proportionate Share to be funded by such other Lender.

     SECTION 2.8.  PRO RATA TREATMENT.

     (a) BORROWINGS UNDER LINE OF CREDIT.  Except as otherwise provided herein,
         -------------------------------
(i) each extension of credit under the Line of Credit shall be made or shared among the Lenders pro rata according to their respective Proportionate Shares in such Credit, and (ii) each payment of principal of and interest or fees on a Credit shall be made or shared among the Lenders pro rata according to the respective unpaid principal amounts of such Credit held by such Lenders.

     (b) SHARING OF PAYMENTS, ETC.  If any Lender Party shall obtain any payment
         -------------------------
(whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of a Credit in excess of its ratable share of payments on account of such Credit obtained by all Lender Parties entitled to such payments, such Party Lender shall forthwith purchase from the other Lender Parties sufficient participations in such Credit as shall be necessary to cause the purchasing Lender Party's interest in the Credit to be equivalent to the excess payment received; provided, however, that if all or any portion of such excess
                  --------  -------
payment is thereafter recovered from such purchasing Lender Party, such purchase shall be rescinded and each other Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such recovery together with an amount equal to such other Lender Party's ratable share (according to the proportion of (i) the amount of such other Lender Party's required repayment to
(ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to this Section
                                                                         -------
2.8(b) may, to the fullest extent permitted by law, exercise all its rights
------
of payment (including the right of setoff) with respect to such participation as fully as if such Lender Party were the direct creditor of Borrower in the amount of such participation.

     SECTION 2.9.  CHANGE OF CIRCUMSTANCES.

     (a) INABILITY TO DETERMINE RATE.  If Agent at any time shall determine that
         ---------------------------
for any reason adequate and reasonable means do not exist for ascertaining LIBOR, or the Majority Lenders shall determine at any time, by virtue of circumstances that affect the LIBOR market generally, such as, but not limited to, insufficient trading to establish rates that are reasonably indicative of actual funding costs, that LIBOR does not accurately reflect the cost to Lenders of making or maintaining LIBOR interest rates hereunder, then Agent shall promptly give notice thereof to Borrower and each Lender. If such notice is given and until such notice has been withdrawn by Agent, then (i) no new LIBOR option may be selected by Borrower, and (ii) any portion of the outstanding principal balance hereof which bears interest determined in relation to LIBOR, subsequent to the end of the Interest Period applicable thereto, shall bear interest determined in relation to the Prime Rate.

     (b) ILLEGALITY.  If any law, treaty, rule, regulation or determination of a
         ----------
court or governmental authority adopted or enacted after the date hereof or any change therein or in the interpretation or application thereof (each, a "Change
                                                                         ------
in Law") shall make it unlawful for any Lender (i) to make LIBOR options
------
available hereunder, or (ii) to maintain interest rates based on LIBOR, then, in the former event, any obligation of the Lenders to make available such unlawful LIBOR options shall immediately be cancelled, and in the latter event, any such unlawful LIBOR-based interest rates then outstanding shall be converted, at Agent's option, so that interest on the portion of the outstanding principal balance subject thereto is determined in relation to the Prime Rate; provided,
                                                                     --------
however, that if any such Change in Law shall permit any LIBOR-based interest
-------
rates to remain in effect until the expiration of the Interest Period applicable thereto, then such permitted LIBOR-based interest rates shall continue in effect until the expiration of such Interest Period. Upon the occurrence of any of the foregoing events, Borrower shall pay to each Lender immediately upon demand such amounts as such Lender shall set forth in a certificate (which certificate shall show in reasonable detail the calculation of such amounts) as being necessary to compensate such Lender for any fines, fees, charges, penalties, or other costs incurred or payable by such Lender as a result thereof and which are reasonably attributable to any LIBOR options made available to Borrower hereunder, and any reasonable allocation made by such Lender among its operations shall be conclusive and binding upon Borrower.

     (c) CHARGES:  CHANGE IN LAW.  If any Change in Law or compliance by any
         -----------------------
Lender with any request or directive (whether or not having the force of law) from any central bank or other governmental authority shall:

               (i) subject any Lender to any tax, duty, or other charge with respect to any LIBOR options, or change the basis of taxation of payments by Borrower to any Lender of principal, interest, fees, or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of any Lender); or

               (ii) impose, modify, or hold applicable any reserve, special deposit, compulsory loan, or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any Lender that is not included in determining the applicable interest rate; or

               (iii) impose on any Lender any other materially adverse condition;

and the result of any of the foregoing is to increase the cost to such Lender of making, renewing, or maintaining any LIBOR options hereunder and/or to reduce any amount receivable by such Lender in connection therewith, then in any such case, Borrower shall pay to such Lender immediately upon demand such amounts as may be necessary to compensate such Lender for any additional costs incurred by such Lender and/or reductions in amounts received by such Lender which are attributable to such LIBOR options. In determining which costs incurred by such Lender and/or reductions in amounts received by such Lender are attributable to any LIBOR options made available to Borrower hereunder, any reasonable allocation made by such Lender among its operations set forth in a certificate of an officer of such Lender (which certificate shall show in reasonable detail the calculation of such allocation) shall be conclusive and binding upon Borrower.

     SECTION 2.10.  TAXES ON PAYMENTS.

     (a) PAYMENTS FREE OF TAXES.  All payments made by Borrower under the Loan
         ----------------------
Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (except net income, franchise or withholding taxes imposed on any Lender Party) (with all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter referred to herein as "Taxes").
                                                                     -----
If any Taxes are required to be withheld from any amounts payable to any Lender Party under the Loan Documents, the amounts so payable to such Lender Party shall be increased by such amount as such Lender Party shall set forth in a certificate of an officer of such Lender Party (which certificate shall show in reasonable detail the calculation of such amounts) as being necessary to yield to such Lender Party (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in the Loan Documents. Whenever any Taxes are payable by Borrower, as promptly as possible thereafter, Borrower shall send to Agent for its own account or for the account of such other Lender Party, as the case may be, a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Borrower shall indemnify the Lender Parties for any incremental taxes, interest or penalties that may become payable by any Lender Party as a result of any such failure. The agreements in this Section 2.10(a) shall survive the termination
                                 ---------------
of this Credit Agreement.

     (b) WITHHOLDING EXEMPTION CERTIFICATES.  Each Lender agrees that it will
         ----------------------------------
deliver to Borrower and Agent, upon the reasonable request of Borrower or Agent, either (i) a statement that it is incorporated under the laws of the United States of America or a state thereof, or (ii) if it is not so incorporated, two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form, as the case may be, certifying in each case that such Lender is entitled to receive payments under this Credit Agreement without deduction or withholding of any United States federal income taxes.

     SECTION 2.11.  FUNDING LOSS INDEMNIFICATION.

          (a) If Borrower shall (i) repay or prepay any portion of a LIBO Rate Loan on any day other than the last day of the Interest Period therefor (whether an optional prepayment, a mandatory prepayment, a payment upon acceleration, or otherwise), (ii) fail to borrow any LIBO Rate Loan on the date specified therefor in a Notice of Borrowing that has been delivered to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), or
(iii) fail to convert advances into or continue advances as a LIBO Rate Loan in accordance with a Notice of Conversion or Continuation delivered to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), then Borrower shall pay to Agent, for the account of the Lenders, immediately upon demand a fee which is the sum of the discounted monthly differences for each month from the month of such prepayment or failure through the month in which the Interest Period for such LIBO Rate Loan matures (or would have matured), calculated as follows for each such month:

          (i)   Determine the amount of interest which would have accrued each
                ---------
     month on the amount so prepaid, or not borrowed, converted to or continued as a LIBO Rate Loan, as the case may be, at the interest rate applicable to such amount had it remained outstanding until the last day of the Interest Period applicable thereto.

          (ii)  Subtract from the amount determined in (i) above the amount of
                --------
     interest which would have accrued for the same month on the amount so prepaid, or not borrowed, converted to or continued as a LIBO Rate Loan, as the case may be, for the remaining term of such Interest Period at LIBOR in effect on the date of such prepayment (or specified in the applicable Notice of Borrowing or Notice of Conversion or Continuation as the date of borrowing, conversion or continuation of such LIBO Rate Loan) plus the
                                                                   ----
     Applicable LIBO Rate Margin used in the determination described in clause
     (i) for new loans made for such term and in a principal amount equal to such amount.

          (iii) If the result obtained in (ii) for any month is greater than zero, discount that difference by LIBOR used in (ii) above.

Borrower acknowledges that any such prepayment or failure to borrow, convert or continue, as the case may be, will result in the Lenders incurring additional costs, expenses, and/or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses, and/or liabilities. Borrower, therefore, agrees to pay the above-described prepayment fee and agrees that said amount represents a reasonable estimate of the prepayment costs, expenses, and/or liabilities of the Lenders incurred as a result of any such prepayment or failure.

          (b) If Borrower fails to pay any amount payable under this Section
                                                                     -------
2.11 when due, such amount shall thereafter bear interest until paid at a rate
----
per annum of four percent (4%) above the Prime Rate in effect from time to time (computed on the basis of a 360-day year, actual days elapsed).

          (c) The agreements in this Section 2.11 shall survive the termination
                                     ------------
of this Credit Agreement.

     SECTION 2.12. AUTHORIZED REPRESENTATIVES. On the Closing Date, and from time to time subsequent thereto at Borrower's option, Borrower shall deliver to Agent a written notice in the form of Exhibit 2.12 attached hereto, which
                                      ------------
designates by name each of Borrower's Authorized Representatives and includes each of their respective specimen signatures (each, a "Notice of Authorized
                                                       --------------------
Representatives").  Agent shall be entitled to rely conclusively on the
---------------
authority of each officer or employee designated as an Authorized Representative in the most current Notice of Authorized Representatives delivered by Borrower to Agent, to request borrowings and select interest rate options hereunder, and to give to Agent such other notices as are specified herein as being made through one of Borrower's Authorized Representatives, until such time as Borrower has delivered to Agent, and Agent has actual receipt of, a new written Notice of Authorized Representatives. Agent shall have no duty or obligation to Borrower to verify the authenticity of any signature appearing on any Notice of Borrowing, Notice of Conversion or Continuation, or any other written notice from an Authorized Representative or to verify the authenticity of any person purporting to be an Authorized Representative giving any telephonic notice permitted hereby.


                                  ARTICLE III
                                  -----------
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Borrower makes the following representations and warranties to the Lender Parties.

     SECTION 3.1. LEGAL STATUS. Borrower is a corporation duly organized and existing and in good standing under the laws of the State of Delaware, and is qualified or licensed to do business, and is in good standing as a foreign corporation, if applicable, in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on Borrower. There are no Subsidiaries of Borrower, other than Sandy's Pool Supply, a California corporation and Leslie's Pool Brite, Inc., a California corporation. Borrower owns 100% of the stock of each such Subsidiary. Each Loan Party other than Borrower is duly organized and existing and in good standing under the laws of the state of its incorporation and is qualified or licensed to do business, and is in good standing in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on such Loan Party.

     SECTION 3.2. AUTHORIZATION AND VALIDITY. This Credit Agreement, the Notes, and each other Loan Document have been duly authorized, and upon their execution and delivery in accordance with the provisions hereof will constitute legal, valid, and binding agreements and obligations of Borrower or other Loan Party thereto, enforceable in accordance with their respective terms; except as the enforceability thereof may be affected by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally, and except as the availability of certain equitable remedies may be limited by certain equitable principles of general applicability.

     SECTION 3.3. NO VIOLATION. The execution, delivery and performance by Borrower and each other Loan Party of each of the Loan Documents do not violate any provision of any law or regulation, or contravene any provision of such Loan Party's articles or certificate of incorporation or by-laws or, to the best of the knowledge of Borrower's senior management result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which Borrower is a party or by which Borrower or any other Loan Party may be bound.

     SECTION 3.4. LITIGATION. There are no pending, or to the best of Borrower's knowledge threatened, actions, claims, investigations, suits or proceedings before any governmental authority, arbitrator, court or administrative agency which could reasonably be expected to have a material adverse effect upon the financial condition or operation of Borrower or any Subsidiary of Borrower other than those disclosed by Borrower to Agent in writing prior to the date hereof.

     SECTION 3.5. FINANCIAL STATEMENTS. The audited financial statements of Borrower and each Subsidiary of Borrower dated December 31, 1996, heretofore delivered by Borrower to Agent present fairly in all material respects the consolidated financial condition of Borrower and each such Subsidiary; reflect all liabilities of Borrower and each such Subsidiary that are required to be reflected or reserved against under generally accepted accounting principles; and have been prepared in accordance with generally accepted accounting principles consistently applied. Since the date of such financial statements there has been no material adverse change in the financial condition of Borrower or any such Subsidiary, nor has Borrower or any such Subsidiary mortgaged, pledged or granted a security interest or encumbered any assets or properties except as disclosed by Borrower to Agent in writing prior to the date hereof or as permitted by this Credit Agreement.

     SECTION 3.6. INCOME TAX RETURNS. Borrower has no knowledge of any pending assessments or adjustments of its or any of its Subsidiaries' income tax payable with respect to any year prior to 1996.

     SECTION 3.7. NO SUBORDINATION. There is no agreement, indenture, contract, or instrument to which Borrower is a party or by which Borrower may be bound that requires the subordination in right of payment of any of Borrower's obligations subject to this Credit Agreement or any other Loan Document to any other obligation of Borrower.

     SECTION 3.8. PERMITS, FRANCHISES. Borrower and each Subsidiary of Borrower possess, and will hereafter possess, all permits, memberships, franchises, contracts and licenses required and all trademark rights, trade names, trade name rights, patents, patent rights and fictitious name rights necessary to enable each of them to conduct the business in which each is now engaged without conflict with the rights of others, except where the failure so to possess such rights or property would not have a material adverse effect upon Borrower or any such Subsidiary.

     SECTION 3.9. ERISA. Borrower and each Subsidiary of Borrower are in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"); Borrower and each such Subsidiary have not violated in any material
-------
respect any provision of any defined employee pension benefit plan (as defined in ERISA) maintained or contributed to by Borrower or any such Subsidiary (each, a "Plan"); no Reportable Event as defined in ERISA has occurred and is
   ----
continuing with respect to any Plan initiated by Borrower or any such Subsidiary; Borrower and each Subsidiary of Borrower have met their minimum funding requirements under ERISA with respect to each Plan; and each Plan will be able to fulfill its benefit obligations as they come due in accordance with the Plan documents and under generally accepted accounting principles.

     SECTION 3.10. OTHER OBLIGATIONS. Borrower and each Subsidiary of Borrower are not in default on any obligation for borrowed money, any purchase money obligation, or any other material lease, commitment, contract, instrument, or obligation.

     SECTION 3.11. ENVIRONMENTAL MATTERS. Except as disclosed by Borrower to Agent in writing prior to the date hereof, to the best of Borrower's knowledge, Borrower and each Subsidiary of Borrower are in compliance in all material respects with all applicable environmental, hazardous waste, health, and safety statutes and regulations governing their operations and/or properties, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), the Superfund Amendments and Reauthorization Act of 1986 (SARA), the Federal Resource Conservation and Recovery Act of 1976, the Federal Toxic Substances Control Act, and the California Health and Safety Code. To the best of Borrower's knowledge, none of the operations of Borrower or any Subsidiary of Borrower are the subject of any federal or state investigation evaluating whether any remedial action involving a material expenditure is needed to respond to a release of any toxic or hazardous waste or substance into the environment. To the best of Borrower's knowledge, neither Borrower nor any such Subsidiary have any material contingent liability in connection with any release of any toxic or hazardous waste or substance into the environment.

     SECTION 3.12. MARGIN REGULATIONS. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying "margin stock" (within the meaning of Regulations G or U of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of the Credits will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

     SECTION 3.13. SOLVENCY. Each Loan Party is Solvent after giving effect to the transactions contemplated by the Loan Documents and the Capitalization Transactions.

     SECTION 3.14. EFFECT OF CAPITALIZATION MERGERS. The merger of Leslie's Poolmart, a California corporation, with and into Borrower pursuant to the

Reincorporation Merger Agreement was properly consummated in compliance therewith and under the laws of the States of Delaware and California and any other applicable jurisdiction, and Borrower is the surviving corporation of such merger; and upon consummation of the Capitalization Merger pursuant to the Capitalization Merger Agreement, such merger shall have been properly consummated in compliance therewith and under the laws of the State of Delaware and any other applicable jurisdiction, and Borrower shall be the surviving corporation of such merger.


                                   ARTICLE IV
                                   ----------
                                   CONDITIONS
                                   ----------

     SECTION 4.1. CONDITIONS OF INITIAL EXTENSION OF CREDIT. The obligation of Lender Parties to grant any initial extension of the Credits is subject to the fulfillment to Agent's satisfaction of all of the following conditions:

     (a) APPROVAL OF AGENT.  All legal matters incidental to the granting of
         -----------------
each of the Credits shall be reasonably satisfactory to Agent.

     (b) FEES AND EXPENSES.  Borrower shall have paid (i) all fees then due in
         -----------------
accordance with Section 2.1 hereof, (ii) all invoiced costs and expenses then
                -----------
due in accordance with Section 9.4 hereof and (iii) all fees, expenses and other
                       -----------
amounts then payable under the 1997 Credit Agreement (subject, however, to the last sentence of Section 2.1(a) hereof).
                 --------------

     (c) LOAN DOCUMENTS.  Agent shall have received the following Loan Documents
         --------------
in each case in form and substance satisfactory to Agent: the Notes, the Collateral Documents and the Guarantor Documents, duly executed by each of the respective parties thereto.

     (d) DOCUMENTS AND ACTIONS RELATING TO COLLATERAL.  Agent shall have
         --------------------------------------------
received the following, in form and substance satisfactory to it:

          (i) evidence that all filings, registrations and recordings have been made in the appropriate governmental offices, and all other action has been taken, which shall be necessary to create, for the benefit of the Lender Parties, a perfected first priority Lien on the Collateral subject only to Permitted Liens, and filing of completed UCC-1 financing statements and the filing of the Security Agreements, in each case in the appropriate governmental offices;

          (ii) evidence that the Liens on the Collateral granted for the benefit of the Lender Parties, are subject only to Permitted Liens, including the results of searches conducted in the UCC filing records in each of the governmental offices in which UCC-1 financing statements shall have been filed;

          (iii) the certificates representing the pledged shares referred to in the Pledge Agreements and undated stock powers for such certificates executed in blank.

     (e) ADDITIONAL CLOSING DOCUMENTS AND ACTIONS.  Agent shall have received
         ----------------------------------------
the following, in form and substance satisfactory to it:

          (i) evidence of completion to the satisfaction of Agent of such investigations, reviews and audits with respect to Borrower and the Guarantors and their respective operations as Agent may deem appropriate;

          (ii) evidence that all (A) authorizations or approvals of any Governmental Authority and (B) approvals or consents of any other Person, required in connection with the Capitalization Transactions or the execution, delivery and performance of the Capitalization Transactions Documents or the Loan Documents shall have been obtained;

          (iii) the financial statements referred to in Section 3.5 hereof;
                                                        -----------

          (iv) copies of all shareholders agreements or voting agreements entered into among the shareholders of Borrower;

          (v)  a certificate of Borrower, dated the Closing Date, stating that
(1) the representations and warranties of Borrower and the other Loan Parties contained in Article III hereof and in the other Loan Documents are true and correct in all material respects on and as of the date of such certificate as though made on and as of such date, (2) on and as of the Closing Date, no Default shall have occurred and be continuing or shall result from the initial borrowing, and (C) each of the conditions precedent to consummation of the Capitalization Transactions contained in the Capitalization Transactions Documents have been fulfilled as of the date thereof;

     (f) CORPORATE AND ADDITIONAL DOCUMENTATION.  Agent shall have received the
         --------------------------------------
following, in form and substance satisfactory to it:

          (i) certified corporate resolutions of the Borrower and each Guarantor duly authorizing the Borrower's and such Guarantor's entry into and performance of the Loan Documents to which it is party;

          (ii) certified copies of the certificate of incorporation and bylaws or partnership agreement, as the case may be, of each of the Borrower and each Guarantor that is not a natural person;

          (iii) an incumbency certificate for Borrower and each Guarantor, certifying the names and titles of each officer of such Loan Party that is duly authorized to act on behalf of such Loan Party in entering into and performing the Loan Documents to which such Loan Party is party;

          (iv) a Notice of Authorized Representatives as in effect on the Closing Date; and

          (v) such other documents as Agent and the Lenders may require under any other section of this Credit Agreement or any other Loan Document.

     (g) INSURANCE.  Borrower shall have delivered to Agent evidence
         ---------
satisfactory to Agent of insurance coverage, together with appropriate endorsements thereto, on the Collateral and on all of Borrower's and each Subsidiary's property, covering risks, in amounts, issued by companies and in form and substance reasonably satisfactory to Agent, and where required by Agent, with loss payable endorsements in favor of Agent, and which in each case is otherwise in compliance with the requirements of this Credit Agreement and the other Loan Documents as of the Closing Date.

     (h) LEGAL OPINIONS.  The Agent shall have received the opinions of (i)
         --------------
Gibson, Dunn & Crutcher LLP, counsel to Borrower and its Subsidiaries and to the Guarantors and (ii) Cynthia G. Watts, General Counsel of Borrower, in each case dated the Closing Date, in a form acceptable to Agent and as to such matters as Agent may reasonably request.

     (i) CAPITALIZATION TRANSACTIONS.  (A) Agent shall have received true and
         ---------------------------
complete copies of all Capitalization Transactions Documents, which shall be in form and substance satisfactory to Agent; (B) all conditions to consummation of the Capitalization Transactions shall have been fulfilled and not waived by Borrower without the prior consent of Agent; and (C) each of the Capitalization Transactions shall have been consummated.

     (j) 1997 PREDECESSOR CREDIT AGREEMENT.  No letters of credit issued under
         ---------------------------------
the 1997 Predecessor Credit Agreement shall remain outstanding, and not more than THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000) in principal amount of loans under the 1997 Predecessor Credit Agreement shall remain outstanding.

     SECTION 4.2. CONDITIONS OF EACH EXTENSION OF CREDIT. The obligation of the Lender Parties to extend any of the Credits requested by Borrower hereunder, including the initial such extension, shall be subject to the fulfillment to Agent's satisfaction of each of the following conditions:

     (a) COMPLIANCE.  The representations and warranties contained herein and in
         ----------
the other Loan Documents shall be true in all material respects (unless qualified by a materiality standard within any such representation or warranty, in which case such representation and warranty shall be true in all respects) on and as of the date of the signing of this Credit Agreement and (other than those representations and warranties that are, by their terms, made only on and as of a specific date) on the date of each extension of credit by the Lender Parties pursuant hereto, with the same effect as though such representations and warranties had been made on and as of each such date, and on each such date, no Event of Default, and no condition, event or act which with the giving of notice or the passage of time or both would constitute such an Event of Default, shall have occurred and be continuing or shall exist.

     (b) FINANCIAL CONDITION.  There shall have been no material adverse change,
         -------------------
as determined by Agent, in the financial condition or business of Borrower or the Borrower and its Subsidiaries, taken as a whole, nor any material decline, as determined by Agent, in the market value of the Collateral, taken as a whole.

     (c) ADDITIONAL DOCUMENTATION.  Agent shall have received all additional
         ------------------------
documents which may reasonably be required in connection with such extension of the Credits.


                                   ARTICLE V
                                   ---------
                             AFFIRMATIVE COVENANTS
                             ---------------------

     Borrower covenants that so long as any of the Credits remain available or any liabilities of Borrower or any other Loan Party to the Lender Parties under any of the Loan Documents remain outstanding, and until payment in full of all obligations of Borrower and other Loan Parties subject hereto and thereto, Borrower shall:

     SECTION 5.1. PUNCTUAL PAYMENTS. Punctually pay or cause to be paid the interest and principal on each of the Loan Documents requiring any such payments at the times and place and in the manner specified therein, and any fees or other liabilities due under any of the Loan Documents at the times and place and in the manner specified therein, and immediately upon demand by Agent, the amount by which the outstanding principal balance of any of the Credits is at any time in excess of any limitation on borrowings hereunder.

     SECTION 5.2. ACCOUNTING RECORDS. Maintain, and cause each Subsidiary of Borrower to maintain, adequate books and records in accordance with generally accepted accounting principles consistently applied, and permit any representative of Agent, at any reasonable time, to inspect, audit and examine such books and records, to make copies of the same, and to inspect the properties of Borrower and each such Subsidiary.

     SECTION 5.3. FINANCIAL STATEMENTS. Provide to Agent all of the following, in form and detail satisfactory to Agent:

     (a) not later than 90 days after and as of the end of each fiscal year of Borrower, audited consolidated and unaudited consolidating financial statements of Borrower and each Subsidiary of Borrower, including a Balance Sheet, Income Statement and Statement of Cash Flow, prepared in accordance with GAAP, and the report thereon of a Certified Public Accountant acceptable to Agent;

     (b) not later than 45 days after and as of the end of each fiscal quarter of Borrower, unaudited consolidated and consolidating financial statements of Borrower and each Subsidiary of Borrower, including a Balance Sheet, Income Statement and Statement of Cash Flow, prepared by Borrower in accordance with GAAP;

     (c) contemporaneously with each annual and quarterly financial statement of Borrower and each Subsidiary required hereby, a certificate of the president or chief financial officer of Borrower that to the best of such officer's knowledge, the financial statements delivered pursuant thereto fairly present the financial condition and results of operations of Borrower and its Subsidiaries and that there exists no Event of Default nor any condition, act or event which with the giving of notice or the passage of time or both would constitute an Event of Default;

     (d) from time to time such other information as Agent or any other Lender Party may reasonably request.

     SECTION 5.4. COMPLIANCE. Maintain, and cause each Subsidiary of Borrower to maintain, all licenses, permits, governmental approvals, rights, privileges, and franchises necessary for the conduct of their business; conduct their business in an orderly and regular manner; and comply with the provisions of all documents pursuant to which each of them is organized and/or which govern their continued existence and with the requirements of all laws, rules, regulations, and orders of any governmental authority applicable to each of them or their business.

     SECTION 5.5. INSURANCE. Maintain and keep in force, and cause each Subsidiary of Borrower to maintain and keep in force, insurance of the types and in amounts customarily carried in similar lines of business, including but not limited to fire, extended coverage, public liability, property damage, and workers' compensation, carried with companies and in amounts reasonably satisfactory to Agent, and deliver to Agent from time to time at Agent's request schedules setting forth all insurance then in effect; provided, however, that
                                                      --------  -------
(a) with respect to Borrower's and each such Subsidiary's commercial liability insurance, Borrower and each such Subsidiary may maintain deductibles which do not exceed, in the aggregate, FIVE HUNDRED THOUSAND AND NO/100 ($500,000) per occurrence, (b) Borrower and each such Subsidiary may self-insure for workers' compensation upon disclosure by Borrower to Agent in writing, so long as such self-insurance program is instituted and maintained in compliance with all applicable laws, rules, and regulations, and (c) with respect to Borrower's and each such Subsidiary's fire and property damage insurance, Borrower and each Subsidiary may maintain deductibles which do not exceed, in the aggregate, five percent (5%) of their combined net current assets per occurrence.

     SECTION 5.6. FACILITIES. Keep, and cause each Subsidiary of Borrower to keep, all properties useful or necessary to their business in good repair and condition, subject to ordinary wear and tear.

     SECTION 5.7. TAXES AND OTHER LIABILITIES. Pay and discharge when due, and cause each Subsidiary of Borrower to pay and discharge when due (in each case except to the extent otherwise permitted under the Loan Documents), any and all indebtedness, obligations, assessments, and taxes, both real or personal and including federal and state income taxes, except such as Borrower or any such Subsidiary may in good faith contest or as to which a bona fide dispute may arise, provided provision is made to the reasonable satisfaction of Agent for eventual payment thereof in the event that it is found that the same is an obligation of Borrower or any such Subsidiary.

     SECTION 5.8. LITIGATION. Promptly give notice in writing to Agent of any litigation pending or threatened against Borrower or any Subsidiary of Borrower in respect of any claim or alleged claim seeking damages in excess of ONE MILLION AND NO/100 DOLLARS ($1,000,000).

     SECTION 5.9. FINANCIAL CONDITION. Maintain the financial condition of Borrower and its Subsidiaries on a consolidated basis, as follows (in accordance with GAAP, except to the extent modified by the following defined terms):

     (a) Tangible Net Worth not less than the amounts shown below, determined as of the end of each corresponding fiscal quarter:


     Month of Fiscal Quarter End                    Amount
     ---------------------------                    ------
     June, 1997                                  $62,600,000
     September, 1997                             $68,100,000
     December, 1997                              $62,100,000
     March, 1998                                 $54,100,000
     June, 1998                                  $63,100,000
     September, 1998                             $70,100,000
     December, 1998                              $63,600,000
     March, 1999                                 $54,600,000
     June, 1999                                  $67,100,000
     September, 1999                             $75,100,000
     December, 1999                              $68,600,000
     March, 2000                                 $58,100,000
     June, 2000                                  $72,100,000
     September, 2000                             $81,600,000
     December, 2000                              $74,100,000
     March, 2001                                 $62,600,000
     June, 2001                                  $78,100,000
     September, 2001                             $89,100,000
     December, 2001 or any month thereafter      $81,100,000

     (b) Funded Debt Ratio not greater than the ratio set forth below, determined as of the end of the corresponding fiscal quarter:

     Month of Fiscal Quarter End                   Ratio
     ---------------------------                   -----
     June, 1997                                  8.55:1.00
     September, 1997                             5.90:1.00
     December, 1997                              7.30:1.00
     March, 1998                                 8.90:1.00
     June, 1998                                  6.15:1.00
     September, 1998                             4.95:1.00
     December, 1998                              6.00:1.00
     March, 1999                                 7.30:1.00

     June, 1999                                  5.05:1.00
     September, 1999                             4.15:1.00
     December, 1999                              5.10:1.00
     March, 2000                                 6.25:1.00
     June, 2000                                  4.35:1.00
     September, 2000                             4.05:1.00
     December, 2000                              4.90:1.00
     March, 2001                                 5.60:1.00
     June, 2001                                  4.25:1.00
     September, 2001                             3.85:1.00
     December, 2001 or any month thereafter      4.80:1.00

     (c) EBITDA Coverage Ratio not less than the ratio set forth below, determined as of the end of the corresponding fiscal quarter:


     Month of Fiscal Quarter End                 Ratio
     ---------------------------                 -----
     June, 1997                                  2.75:1.00
     September, 1997                             2.45:1.00
     December, 1997                              1.70:1.00
     March, 1998                                 1.20:1.00
     June, 1998                                  1.30:1.00
     September, 1998                             1.50:1.00
     December, 1998                              1.45:1.00
     March, 1999                                 1.30:1.00
     June, 1999                                  1.55:1.00
     September, 1999                             1.75:1.00
     December, 1999                              1.70:1.00
     March, 2000                                 1.55:1.00
     June, 2000 or any month thereafter          1.75:1.00

     SECTION 5.10. NOTICE TO AGENT.

     (a) NOTICE TO AGENT.  Promptly (but in no event more than five (5) Business
         ---------------
Days after Borrower learns of the occurrence of each such event or matter) give written notice to Agent in reasonable detail of: (a) the occurrence of any Event of Default, or any condition, event, or act which with the giving of notice or the passage of time or both would constitute such an Event of Default;
(b) any change in the name or the legal structure of Borrower or any Subsidiary of Borrower; (c) the occurrence and nature of any Reportable Event or Prohibited Transaction, each as defined in ERISA, or any material funding deficiency with respect to any Plan; (d) any termination or cancellation of any material insurance policy which Borrower or any Subsidiary of Borrower is required to maintain, or any uninsured or partially uninsured loss through liability or property damage, or through fire, theft or any other cause affecting Borrower's or any such Subsidiary's property in excess of an aggregate of ONE MILLION AND NO/100 DOLLARS ($1,000,000); (e) any assessment or adjustment of Borrower's or any of its Subsidiaries' income tax payable with respect to any year; or (f) the incurrence by Borrower and its Subsidiaries of self-insured workers' compensation claims in an aggregate amount in excess of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) in any period of twelve (12) consecutive calendar months.

     (b) NOTICES UNDER PREFERRED STOCK, SUBORDINATED EXCHANGE INDEBTEDNESS AND
         ---------------------------------------------------------------------
BOND INDENTURE.  Promptly (upon delivery by Borrower of any such notice or
--------------
certificate and in no event more than seven (7) Business Days after receipt by Borrower of any such notice or certificate) provide a copy of any material notice or certificate delivered to or by Borrower under the Bond Indenture or under the Preferred Stock Purchase Agreement or otherwise in respect of the Preferred Stock, including, without limitation, (i) any notice or certificate delivered under Section 3.01, 3.02, 3.03, 4.03, 4.08(c), 4.16, 4.17, 6.01, 6.02,
6.04, 7.08, 8.01, 8.02, 8.04, 10.04 or 10.05 of the Bond Indenture or in respect of any amendment, supplement or other modification of the Bond Indenture or the terms of the Bonds; (ii) any notice or certificate in respect of any redemption of any Preferred Stock; (iii) any notice or certificate in respect of any default or event of default under any Subordinated Exchange Indebtedness; or
(iv) any conversion notice by Borrower pursuant to Section (g)(i)(A) of the Preferred Stock Designation Certificate in respect of a contemplated exercise of Borrower's right to convert Preferred Stock into subordinated Indebtedness, provided that notice of proposed delivery of such a conversion notice shall be
--------
provided to Agent at least sixty (60) days prior to the contemplated conversion.


                                   ARTICLE VI
                                   ----------
                               NEGATIVE COVENANTS
                               ------------------

     Borrower further covenants that so long as any of the Credits remain available or any liabilities of Borrower or any other Loan Party to the Lender Parties under any of the Loan Documents remain outstanding, and until payment in full of all obligations of Borrower and the other Loan Parties subject hereto and thereto, Borrower will not:

     SECTION 6.1. USE OF FUNDS. Use any of the proceeds of any of the Credits except for the purposes stated in Article II hereof.
                                  ----------

     SECTION 6.2. CAPITAL EXPENDITURES. Make, nor permit any Subsidiary of Borrower to make, any additional investment in fixed assets except to the extent not in excess of an aggregate of (a) NINE MILLION FIVE HUNDRED AND NO/100 DOLLARS ($9,500,000) during each of Borrower's fiscal year 1997 and 1998, (b) TEN MILLION AND NO/100 DOLLARS ($10,000,000) during Borrower's fiscal year 1999 and (c) TEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($10,500,000) during Borrower's fiscal year 2000 or any fiscal year thereafter. For the purposes of calculating compliance with this Section 6.2, the investments in
                                             -----------
fixed assets by Borrower and each of its Subsidiaries will be combined.

     SECTION 6.3. OTHER INDEBTEDNESS. Create, incur, assume, or permit to exist, nor permit any Subsidiary to create, incur, assume, or permit to exist, any Indebtedness, in each case whether secured or unsecured, matured or unmatured, liquidated or unliquidated, joint or several, except for (a) Indebtedness of Borrower or any Subsidiary of Borrower to the Lender Parties under the Loan Documents and any Permitted Hedge Agreement, (b) Indebtedness incurred by Borrower hereafter to finance the acquisition by Borrower of real estate or other fixed assets for use in the on-going operations of Borrower, provided (i)
                                                                   --------
that such Indebtedness is secured only by the real estate or other assets financed thereby, and that such investments in real estate or other assets are permitted under Section 6.2 hereof and (ii) that the aggregate amount of such
                -----------
Indebtedness outstanding at any time shall not exceed FIVE MILLION AND NO/100 DOLLARS ($5,000,000); (c) Indebtedness incurred by Borrower under the Bonds, provided that the principal amount of the Bonds shall not exceed in the
--------
aggregate the initial amount of NINETY MILLION AND NO/100 DOLLARS ($90,000,000) and shall not be increased above such amount or any lesser outstanding principal amount thereof following any repayment of principal in respect of the Bonds; (d) Subordinated Exchange Indebtedness, if any; and (e) Indebtedness arising under Capital Leases entered into by Borrower or any of its Subsidiaries in the ordinary course of business, provided that the aggregate amount of such
                             --------
Indebtedness outstanding at any time shall not exceed FIVE MILLION AND NO/100 DOLLARS ($5,000,000); and (f) Indebtedness incurred by Borrower (exclusive of Subordinated Exchange Indebtedness) in an aggregate amount not to exceed FIVE MILLION AND NO/100 DOLLARS ($5,000,000), which Indebtedness is subordinated to the obligations of Borrower owing to the Lender Parties hereunder on terms and conditions, including repayment terms and subordination provisions, acceptable to Agent; and (g) Indebtedness of any Subsidiary of Borrower to Borrower incurred in the ordinary course of business.

     SECTION 6.4. MERGER, CONSOLIDATION, TRANSFER OF ASSETS. Merge into or consolidate, nor permit any Subsidiary of Borrower to merge into or consolidate, with any corporation or other entity; provided that Borrower may merge with
                                      --------
Poolmart USA Inc., with Borrower being the surviving corporation, in connection with the Capitalization Transactions as provided in the Capitalization Merger Agreement; make any substantial change in the nature of Borrower's or any it its Subsidiaries' business; acquire, nor permit any such Subsidiary to acquire, all or substantially all of the assets of any corporation or other entity, except for acquisitions which do not exceed TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000) in the aggregate during any fiscal year for Borrower and each such Subsidiary combined; nor sell, lease, transfer or otherwise dispose of, nor permit any Subsidiary of Borrower to sell, lease, transfer or otherwise dispose of, all or a substantial part of Borrower's assets on a consolidated basis, except for (y) sales of inventory and equipment in the ordinary course of business, and (z) the merger of any Subsidiary of Borrower into Borrower.

     SECTION 6.5. GUARANTIES. Guaranty or become liable, nor permit any such Subsidiary of Borrower to guaranty or become liable, in any way as surety, endorser (other than as endorser of negotiable instruments for deposit or collection in the ordinary course of business), accommodation endorser or otherwise for, nor pledge or hypothecate, nor permit any such Subsidiary to pledge or hypothecate, any assets as security for, any liabilities or obligations of any other person or entity, except for (a) any of the foregoing in favor of the Lender Parties in respect of obligations under the Loan Documents and Permitted Hedge Agreements, and (b) unsecured guaranties by Borrower of Indebtedness of any such Subsidiary incurred in the ordinary course of business and (c) unsecured guaranties by Borrower of any such Subsidiary's obligations under any lease entered into in the ordinary course of business.

     SECTION 6.6. LOANS, ADVANCES, INVESTMENTS. Make any loans or advances to or investments in any person or entity (other than loans or advances to, or investments in a Subsidiary of Borrower on the date of this Credit Agreement), nor permit Subsidiary of Borrower to make any loans or advances to or investments in any person or entity, except for (i) loans by Borrower to employees which do not exceed TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000) in the aggregate at any time and (ii) trade credit extended to customers of Borrower and its Subsidiaries in the ordinary course of business.

     SECTION 6.7. DIVIDENDS, DISTRIBUTIONS. Declare or pay any dividend or distribution either in cash, stock, or any other property on Borrower's Capital Stock now or hereafter outstanding; nor redeem, retire, repurchase, or otherwise acquire any shares of any class of Borrower's Capital Stock now or hereafter outstanding; provided, however, that (a) each Subsidiary of Borrower may pay
             --------  -------
cash dividends or distributions to Borrower and (b) Borrower (i) may pay dividends payable on the Preferred Stock in the form of additional shares of Preferred Stock, (ii) may, so long as no Default or Event of Default shall have occurred or be continuing or would result therefrom, pay dividends payable on the shares of Preferred Stock with (x) the net proceeds of a sale for cash (other than to a Subsidiary of Borrower) of shares of Capital Stock of Borrower or (y) the net proceeds of any capital contribution to Borrower, (iii) may, so long as no Default or Event of Default shall have occurred or be continuing or would result therefrom, repurchase Capital Stock of Borrower or options, warrants or other securities exercisable or convertible into Capital Stock of Borrower from employees and directors of Borrower or any of its Subsidiaries or their authorized representatives upon the death, disability or termination of employment or directorship of such employees or directors, in an aggregate amount not to exceed FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000) in any calendar year and TWO MILLION AND NO/100 DOLLARS ($2,000,000) in the aggregate plus, in the case of any such repurchase of Capital Stock, the amount of net cash proceeds received by Borrower from the resale of repurchased Capital Stock to officers or directors or Borrower and its Subsidiaries; and (v) may declare and pay dividends on its Capital Stock other than the Preferred Stock in the form of additional shares of such Capital Stock.

     SECTION 6.8. PLEDGE OF ASSETS. Mortgage, pledge, grant, or permit to exist, nor permit any Subsidiary of Borrower to mortgage, pledge, grant, or permit to exist, any Lien upon any assets of any kind, now owned or hereafter acquired, except for the following:

          (a) Liens for the benefit of the Lender Parties securing the obligations under the Loan Documents or any Permitted Hedge Agreement;

          (b) Liens against Borrower's real property existing as of, and disclosed to Agent in writing prior to the date hereof;

          (c) Liens granted lenders providing acquisition financing for real property and other fixed assets acquired by Borrower hereafter to secure debt to such lenders permitted under Section 6.3(b) hereof, provided that such
                             --------------         --------
investments are also permitted under Section 6.2 hereof and that such debt is
                                     -----------
secured only by the real estate financed thereby;

          (d) Liens for taxes, assessments or governmental charges or claims (i) not delinquent or (ii) contested in good faith by appropriate proceedings and as to which Borrower or its Subsidiaries shall have set aside on their books such reserves as may be required pursuant to GAAP;

          (e) statutory and contractual Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP, shall have been made in respect thereof;

          (f) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds and other similar obligations;

          (g) Liens securing judgments not giving rise to an Event of Default so long as such Lien is adequately bonded and any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

          (h) easements, rights-of-way, zoning restrictions and other similar charges or encumbrances in respect of real property not interfering in any material respect with the ordinary conduct of the business of Borrower or any of its Subsidiaries;

          (i) any interest or title of a lessor under any Capital Lease;

provided that such Liens do not extend to any property or assets which are not
--------
leased property subject to such Capital Lease; and

          (j) Liens securing Indebtedness of a Person or any of its Subsidiaries existing at the time that, to the extent otherwise permitted under this Credit Agreement, such Person becomes a Subsidiary of Borrower or merges or consolidates with Borrower or any of its Subsidiaries or is assumed in connection with the acquisition of assets from such Person and in each case not incurred in connection with, or in anticipation or contemplation of, such acquisition, merger or consolidation ("Acquired Indebtedness"); provided that
                                                                --------
(i) such Liens secured such Acquired Indebtedness at the time of and prior to the incurrence of such Acquired Indebtedness by Borrower or a Subsidiary of Borrower and were not granted in connection with, or in anticipation of, the incurrence of such Acquired Indebtedness by Borrower or a Subsidiary of Borrower and (ii) such Liens do not extend to or cover any property or assets of Borrower or any of its Subsidiaries other than the property or assets that secured the Acquired Indebtedness prior to the time such Indebtedness became Acquired Indebtedness of Borrower or a Subsidiary of Borrower and are no more favorable to the lienholders than those securing the Acquired Indebtedness prior to the incurrence of such Acquired Indebtedness by Borrower or a Subsidiary of Borrower.

     SECTION 6.9. INTEREST IN SUBSIDIARIES. Sell, transfer, encumber, or otherwise dispose of any interest in any Subsidiary, except for the merger of any Subsidiary into Borrower as permitted under Section 6.4 hereof.
                                                -----------

     SECTION 6.10. FISCAL YEAR; ACCOUNTING CHANGES. Change, nor permit any Subsidiary of Borrower to change, its fiscal year; nor make any material change in accounting treatment or reporting practices except as permitted by GAAP.

     SECTION 6.11. BOND PAYMENTS. Make any payment in respect of principal of, or premium on, the Bonds (including, without limitation, any purchase or redemption of or sinking fund or other payment in respect of principal on any portion of the Bonds) except for redemption payments to the extent that both (i) any such payment is made solely (x) with the net proceeds of issuance of common stock of Borrower or (y) with the net proceeds of the sale of any assets of Borrower to the extent that such sale is made with the consent of the Majority Lenders or all the Lenders, as the case may be as required by Section 9.2
                                                              -----------
hereof, without such proceeds being applied toward payment of the Credits and permanent reduction of the Commitments and (ii) at the time of any such payment no Event of Default exists, no Event of Default would result after giving effect to such payment and no condition or event exists which with the giving of notice or the passage of time or both would constitute such an Event of Default.

     SECTION 6.12. CONVERSION OF PREFERRED STOCK; SUBORDINATED EXCHANGE INDEBTEDNESS PAYMENTS. (a) Convert any Preferred Stock into Indebtedness as contemplated by Section (g) of the Preferred Stock Designation Certificate unless (i) such Indebtedness is subordinated to Indebtedness under the Loan Documents on terms and pursuant to documentation in each case satisfactory to the Majority Lenders in their sole and absolute discretion (any such subordinated Indebtedness being the "Subordinated Exchange Indebtedness") and
                                     ----------------------------------
(ii) at the time of any such conversion no Event of Default exists, no Event of Default would result after giving effect to such conversion and no condition or event exists which with the giving of notice or the passage of time or both would constitute such an Event of Default; or (b) without limiting the subordination provisions applicable under the terms of the Subordinated Exchange Indebtedness, make any payment in respect of principal of, or premium on, any Subordinated Exchange Indebtedness (including, without limitation, any purchase or redemption of or sinking fund or other payment in respect of principal on any portion of the Subordinated Exchange Indebtedness).

     SECTION 6.13. MODIFICATION OF CAPITALIZATION TRANSACTIONS DOCUMENTS. Enter into or agree or consent to any material amendment or other modification of, or material waiver under or departure from the terms of, any Capitalization Transactions Document unless Agent shall have approved such amendment, modification, waiver or departure in writing with the consent of the Majority Lenders.

     SECTION 6.14. BORROWING BASE EXCESS. On the date on which financial statements in respect of any fiscal quarter of Borrower are delivered pursuant to Section 5.3(b) hereof, permit the total of (i) the aggregate principal amount
   --------------
of outstanding advances under the Line of Credit (including any such advances arising pursuant to Section 2.1 (d) hereof as a result
                    ---------------
of payment of a draft by the Agent under the Letter of Credit) plus (ii) the aggregate amount of the undrawn face amount of all outstanding Letters of Credit and all unpaid reimbursement and other obligations in respect of Letters of Credit (other than any such obligation that has been converted into an advance under the Line of Credit pursuant to Section 2.1(d) hereof) to exceed the amount
                                     --------------
of the Borrowing Base as in effect on such date.


                                  ARTICLE VII
                                  -----------
                               EVENTS OF DEFAULT
                               -----------------

     SECTION 7.1. EVENTS OF DEFAULT DEFINED. The occurrence of any of the following shall constitute an "Event of Default" under this Credit Agreement:

     (a) Borrower shall fail to pay within five (5) days of the date when due any principal, interest, fees, or other amounts payable under any of the Loan Documents.

     (b) Any financial statement or certificate furnished to Agent in connection with this Credit Agreement or any representation or warranty made by Borrower or any other Loan Party hereunder or under the other Loan Documents shall prove to be false, incorrect or incomplete in any material respect when furnished or made.

     (c) Any default in the performance of or compliance with any obligation, agreement or other provision contained in Section 6.3, 6.4, 6.7, 6.8, 6.9, 6.11,
                                          -----------  ---  ---  ---  ---  ----
6.12, 6.13 or 6.14 hereof.
----  ----    ----

     (d) Any default in the performance of or compliance with any obligation, agreement, or other provision contained herein (other than those referred to in subsections (a), (b) and (c) above), and with respect to any such default which by its nature can be cured, such default shall continue for a period of twenty
(20) days from the date of its occurrence; provided, however, that in the case
                                           --------  -------
of a default which by its nature can be cured under any of the following sections of this Credit Agreement, such default shall continue for a period of twenty (20) days from the date Borrower receives written notice from Agent of the existence of such default: Section 5.2 with respect to the maintenance of
                                -----------
adequate books and records; Section 5.3 with respect to Agent's satisfaction
                            -----------
with financial statements furnished to Agent; Section 5.5 with respect to the
                                              -----------
maintenance of insurance satisfactory to Agent; Section 5.6; and Section 5.7
                                                -----------      -----------
with respect to the failure to make provision to the satisfaction of Agent for payment of the obligations described therein.

     (e) Any default in the payment or performance of any Indebtedness, or any defined event of default, under the terms of any contract or instrument (other than any of the Loan Documents) pursuant to which Borrower or any Subsidiary of Borrower has incurred any Indebtedness to any person or entity, including any Lender Party; provided, however, that such Indebtedness is in excess of FIVE
              --------  -------
HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000) in the aggregate for all such defaults by Borrower and each such Subsidiary combined, and any cure period applicable to such Indebtedness has expired and such default has not been cured or waived; provided further, however, that an Event of Default shall not be
           ----------------  -------
deemed to exist
under this Paragraph (c) in the case of a default under the terms of such Indebtedness if Borrower or any such Subsidiary, as the case may be, is in good faith contesting the existence of such default and provision is made to the reasonable satisfaction of Agent for eventual payment thereof in the event that it is found that the same is an obligation of Borrower or any such Subsidiary.

     (f) Any default by any Loan Party in the performance of any obligation, or any defined event of default, under any of the Loan Documents other than this Credit Agreement (other than those covered by subsections (a), (b), and (c) above), and with respect to any such default which by its nature can be cured, such default shall have continued for a period of twenty (20) days from the date of its occurrence.

     (g) The filing of a notice of judgment lien against Borrower or any Subsidiary of Borrower or the recording of any abstract of judgment against Borrower or any such Subsidiary in any county in which Borrower or any such Subsidiary has an interest in real property; or the service of a notice of levy and/or of a writ of attachment or execution, or other like process, against the assets of Borrower or any such Subsidiary or the entry of a judgment against Borrower or any such Subsidiary; provided, however, that such judgments,
                                 --------  -------
judgment liens, levies, writs, executions, and other process involve debts of or claims against Borrower or any such Subsidiary in excess of ONE MILLION AND NO/100 DOLLARS ($1,000,000) in the aggregate, and within forty-five (45) days after an officer of Borrower or of any such Subsidiary learns of the creation thereof, or at least five (5) days prior to the date on which any assets could be lawfully sold in satisfaction thereof, such debts and claims are not satisfied or stayed pending appeal and insured against in a manner reasonably satisfactory to Agent.

     (h) Any Loan Party shall not be Solvent, or shall suffer or consent to or apply for the appointment of a receiver, trustee, custodian, or liquidator of itself or any of its property, or shall generally fail to pay its debts as they become due, or shall make a general assignment for the benefit of creditors; any Loan Party shall file a voluntary petition in bankruptcy, or seeking reorganization, in order to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Code, or under any state or federal law granting relief to debtors, whether now or hereafter in effect; or any involuntary petition or proceeding pursuant to the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against any Loan Party, or any Loan Party shall file an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition; or any Loan Party shall be adjudicated a bankrupt, or an order for relief shall be entered by any court of competent jurisdiction under the Bankruptcy Code or any other applicable state or federal law relating to bankruptcy, reorganization or other relief for debtors; provided, however, that in the case of any involuntary petition or
         --------  -------
involuntary proceeding pursuant to the Bankruptcy Code or pursuant to any other applicable state or federal law relating to bankruptcy, reorganization, or other relief for debtors, any Loan Party as the case may be, fail to oppose such proceeding or such proceeding is not dismissed within sixty (60) days of its commencement.

     (i) The dissolution or liquidation of any Loan Party (except for the merger of any Subsidiary into Borrower in accordance with this Credit Agreement); or any Loan Party, or any of their directors, stockholders or members, shall take action seeking to effect the dissolution or liquidation of any Loan Party.

     (j)  Any Change in Control.

     (k) Any of the Collateral Documents or Guaranties after delivery thereof shall for any reason be revoked or invalidated, or otherwise not be in full force and effect, or any Loan Party shall contest in any manner the validity or enforceability thereof, or any Loan Party thereto shall deny that it has any further liability or obligation thereunder; or any of the Collateral Documents for any reason, except to the extent permitted by the terms thereof, shall not create a valid and perfected first priority Lien, subject only to Permitted Liens, in any of the Collateral purported to be covered thereby for the benefit of the Lender Parties.

     SECTION 7.2. REMEDIES. If an Event of Default shall occur and shall not have been cured in accordance with this Credit Agreement, (a) any indebtedness of Borrower under any of the Loan Documents, any term thereof to the contrary notwithstanding, shall at Agent's option, with the consent of Majority Lenders or upon instructions from the Majority Lenders, upon notice by Agent to Borrower become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, provided, however, that in the event of an actual or deemed entry of
          --------  -------
an order for relief in respect of Borrower in any proceeding by or against Borrower referred to in Section 7.1(h) hereof, all indebtedness of Borrower
                        --------------
under any of the Loan Documents, any term thereof to the contrary notwithstanding, shall automatically become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrower; (b) the obligation, if any, of the Lender Parties to permit further borrowing hereunder, any term hereunder to the contrary notwithstanding, shall at Agent's option, with the consent of the Majority Lenders or upon instructions from the Majority Lenders, upon notice by Agent to Borrower immediately cease and terminate; provided, however, that in the event
                                          --------  -------
of an actual or deemed entry of an order for relief in respect of Borrower in any proceeding by or against Borrower referred to in Section 7.1(h) hereof, any
                                                     --------------
such obligation of the Lender Parties, any term hereof to the contrary notwithstanding, shall automatically cease and terminate without notice of any kind, which is hereby expressly waived by Borrower; and (c) Agent shall have all rights, powers, and remedies available to it or the Lender Parties under each of the Loan Documents, or accorded by law, including without limitation, the right to resort to any or all security for any of the Credits and to exercise any or all of the rights of a beneficiary or secured party pursuant to applicable law. All rights, powers, and remedies of Agent in connection with each of the Loan Documents may be exercised at any time by Agent and from time to time after the occurrence of an Event of Default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided to it or the Lender Parties by law or equity. Immediately after taking any action under this
Section 7.2, Agent shall notify each Lender of such action.
-----------

     Borrower acknowledges that even though an Event of Default as defined above may not exist hereunder or under any of the other Loan Documents as a result of the fact that a cure period may not have expired, the Lenders nevertheless shall remain entitled under Section 4.2(a) of this Credit Agreement to decline to make
                      --------------
any extension of credit during such cure period.

                                  ARTICLE VIII
                                  ------------
                                   THE AGENT
                                   ---------

     SECTION 8.1. AUTHORIZATION AND ACTION. Each Lender and the Swingline Lender hereby irrevocably appoints Wells Fargo as Agent and authorizes Agent to act as its agent under the Loan Documents, and to take such actions on such Lender Party's behalf and to exercise such powers and perform such duties under the Loan Documents as are expressly delegated to Agent by the terms thereof, together with such other powers as are reasonably incidental thereto. Agent shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into any Loan Document or otherwise exist against Agent. Anything to the contrary contained herein notwithstanding, Agent shall not be required to take any action which is contrary to any Loan Document or applicable law. Neither Agent nor any other Lender Party shall be responsible to any other Lender Party for any recitals, statements, representations, or warranties made by Borrower contained in any Loan Document, for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document or the Collateral or for any failure by Borrower to perform its respective obligations hereunder or thereunder. Agent may employ agents and attorneys-in-fact and shall not be responsible to any Lender Party for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Agent nor any of its directors, officers, employees, or agents shall be responsible to any Lender Party for any action taken or omitted to be taken by it or them under any Loan Document or in connection therewith, except for its or their own gross negligence or wilful misconduct. Except as otherwise provided under this Credit Agreement, Agent shall take such action with respect to the Loan Documents as shall be directed by the Majority Lenders.

     SECTION 8.2. RELIANCE BY AGENT. Agent shall be entitled to rely upon any certificate, notice, or other document (including any cable, telegram, telecopy, or telex) or conversation believed by it in good faith to be genuine and correct and to have been signed, sent, or made by or on behalf of the proper person or persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants, and other experts selected by Agent with reasonable care. As to any matters not expressly provided for by this Credit Agreement, Agent shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Majority Lenders and shall in all cases be fully protected by the Lenders and the Swingline Lender in acting, or in refraining from acting, hereunder or under any other Loan Document in accordance with the instructions of the Majority Lenders, and such instructions of the Majority Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and the Swingline Lender.

     SECTION 8.3. DEFAULTS. Agent shall not be deemed to have knowledge or notice of the occurrence of a Default unless Agent has received a notice from a Lender, the Swingline Lender or Borrower referring to this Credit Agreement, describing such Default and expressly stating that such notice is a "notice of default". If Agent receives such notice of the occurrence of a Default, Agent shall promptly give notice thereof to the Lenders and the Swingline Lender.

Agent thereupon shall take such action with respect to such Default as shall be reasonably directed by the Majority Lenders; provided, however, that unless and
                                             --------  -------
until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lender Parties.

     SECTION 8.4. INDEMNIFICATION. Without limiting the obligations of Borrower hereunder, each Lender agrees to indemnify Agent, ratably in accordance with its Proportionate Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may at any time (including at any time following payment of such obligations) be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Credit Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof or of any such other documents or any action taken or omitted by Agent under or in connection herewith or therewith; provided,
                                                               --------
however, that no Lender shall be liable for any of the foregoing to the extent
-------
they arise from Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse Agent promptly on demand for its ratable share of any amounts payable but not paid by Borrower under
Section 9.4 hereof.  Agent shall be fully justified in refusing to take or to
-----------
continue to take any action hereunder unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by Agent by reason of taking or continuing to take any such action. The agreements in this Section 8.4 shall survive the payment of
                                -----------
Borrower's obligations hereunder.

     SECTION 8.5. NON-RELIANCE ON AGENT. Each Lender and the Swingline Lender represents that it has, independently and without reliance on Agent or any other Lender Party, and based on such documents and information as such Lender Party has deemed appropriate, made its own appraisal of and investigation into the financial condition and affairs of Borrower and decision to enter into this Credit Agreement. Each Lender and the Swingline Lender agrees that such Lender Party will, independently and without reliance upon Agent or any other Lender Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Credit Agreement. Each Lender and the Swingline Lender acknowledges that Agent has not made any representation or warranty to it with respect to the financial condition or affairs of Borrower, any Loan Document, or any Collateral, and that no act by Agent hereafter, including any review of any of such matters, shall be deemed to constitute any such representation or warranty by Agent to any Lender Party. Neither Agent nor any other Lender Party shall be required to keep informed as to the performance or observance by Borrower of the obligations under this Credit Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of Borrower. Except for notices, reports, and other documents and information expressly required to be furnished to the Lender Parties by Agent hereunder, neither Agent nor any other Lender Party shall have any duty or responsibility to provide any Lender Party with any credit or other information concerning Borrower, which may come into the possession of Agent or such other Lender Party, or any of its or their affiliates.

     SECTION 8.6. SUCCESSOR AGENT. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving thirty (30) days' written notice thereof to the Lenders and Swingline Lender, and Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a bank having a combined capital, surplus and retained earnings of not less than FIVE HUNDRED MILLION AND NO/100 U.S. DOLLARS ($500,000,000). Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VIII shall continue in effect for its benefit in respect of any
     ------------
actions taken or omitted to be taken by it while it was acting as Agent.

     SECTION 8.7. EXECUTION OF LOAN DOCUMENTS. Agent hereby is authorized by the Swingline Lender and the Lenders to execute, deliver, and perform each of the Loan Documents to which Agent is or is intended to be a party and each such Lender Party agrees to be bound by all of the agreements of Agent contained in the Loan Documents.

     SECTION 8.8. AGENT IN ITS INDIVIDUAL CAPACITY. Agent and its affiliates may make loans to, accept deposits from, own securities of, and generally engage in any kind of business with Borrower, as though Agent were not Agent hereunder, without any duty to give notice thereof or account therefor to any Lender Party. Wells Fargo as a Lender shall have the same rights and powers under this Credit Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Agent, and the terms "Lender" or "Lenders" shall include Wells Fargo in each such capacity.


                                   ARTICLE IX
                                   ----------
                                 MISCELLANEOUS
                                 -------------

     SECTION 9.1. NO WAIVER. No delay, failure, or discontinuance of any Lender Party in exercising any right, power, or remedy under any of the Loan Documents shall affect or operate as a waiver of such right, power, or remedy; nor shall any single or partial exercise of any such right, power, or remedy preclude, waive, or otherwise affect any other or further exercise thereof or the exercise of any other right, power, or remedy.

     SECTION 9.2. WAIVERS; AMENDMENTS. Any term, covenant, agreement, or condition of this Credit Agreement or any other Loan Document may be amended or waived if such amendment or waiver is in writing and is signed by the Majority Lenders (or by Agent with written consent of the Majority Lenders), Borrower, and any other party thereto; provided,
                             --------
however, that any amendment, waiver, or consent which affects the rights or
-------
duties of Agent must be in writing and be signed also by Agent; and provided
                                                                    --------
further, however, that any
-------  -------
amendment, waiver, or consent which effects any of the following changes must be in writing and signed by all Lenders (or by Agent with the written consent of all Lenders):

     (a) increases the maximum principal amount available under the Line of Credit;

     (b)  extends the maturity date of any Credit;

     (c) reduces the principal of, or interest (including default rate interest) on, any Credit or any fees or other amounts payable for the account of the Lenders hereunder;

     (d) postpones or conditions any date fixed for any payment of the principal of, or interest on, any Credit or any fees or other amounts payable for the account of the Lenders hereunder;

     (e)  waives or amends this Section 9.2;
                                -----------

     (f) amends the definition of Majority Lenders or any provision of this Credit Agreement requiring approval of the Majority Lenders or some other specified amount of Lenders;

     (g) results in a release of any material part of the Collateral other than as permitted in the Loan Documents; or

     (h) increases or decreases the Proportionate Share of any Lender in the Total Commitments (other than through an assignment under Section 9.5
                                                                    -----------
          hereof).

Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 9.3. NOTICES. All notices, requests, and demands which any party is required or may desire to give to any other party under any provision of this Credit Agreement must be in writing, addressed to Agent, the Swingline Lender and each Lender at its address or telecopy number set forth as the "Address for Notices" for Agent, the Swingline Lender or such Lender in Schedule I attached
                                                           ----------
hereto, and addressed to Borrower at the following address or telecopy number:

          LESLIE'S POOLMART, INC.
          Corporate Headquarters
          20630 Plummer Street
          Chatsworth, CA  91311
          Attention:  Chief Financial Officer
          Telecopier:  (818) 993-1930
or to such other address or telecopy number as any party may designate by written notice to all other parties. Each such notice, request, and demand shall be deemed given or made as follows: (a) if sent by hand delivery or courier service, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

     SECTION 9.4. COSTS, EXPENSES, AND ATTORNEYS' FEES. Borrower shall pay immediately upon demand the full amount of all out-of-pocket costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Agent's in-house counsel), incurred by Agent and/or the other Lender Parties in connection with (a) the negotiation and preparation of this Credit Agreement and each other of the Loan Documents, and the preparation of amendments and waivers hereto and thereto, (b) the enforcement of the Lender Parties' rights and/or the collection of any amounts which become due to Agent and/or the Lender Parties under any of the Loan Documents, and (c) the prosecution or defense of any action in any way related to any of the Loan Documents, including without limitation any action for declaratory relief.

     SECTION 9.5.  SUCCESSORS AND ASSIGNS.

     (a) BINDING EFFECT.  The Loan Documents shall be binding upon and inure to
         --------------
the benefit of Borrower, the Lender Parties, all future holders of the Notes and their respective successors and permitted assigns, except that Borrower may not assign or transfer any of its rights or obligations under any Loan Document without the prior written consent of Agent and each Lender. All references in this Credit Agreement to any person or entity shall be deemed to include all successors and assigns of such person or entity.

     (b) PARTICIPATIONS.  Subject to the prior receipt of the written consent of
         --------------
Agent (which may be granted or withheld in Agent's sole and absolute discretion), any Lender Party may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other financial institutions ("Participants") participating interests in any Credit
                         ------------
owing to such Lender Party, any Note held by such Lender Party, or any other interest of such Lender Party under this Credit Agreement and the other Loan Documents. In the event of any such sale by a Lender Party of a participating interest to a Participant, (i) such Lender Party's obligations under this Credit Agreement to the other parties to this Credit Agreement shall remain unchanged,
(ii) such Lender Party shall remain solely responsible for the performance thereof, (iii) such Lender Party shall remain the holder of any such Note for all purposes under this Credit Agreement, and (iv) Borrower and Agent shall continue to deal solely and directly with such Lender Party in connection with such Lender Party's rights and obligations under this Credit Agreement. Participants shall have no rights under this Credit Agreement or any other Loan Document except as provided below. No Lender Party shall sell any participating interest under which the Participant shall have any rights to vote on any amendment or waiver of this Credit Agreement or any other Loan Document or consent to, or instruct such Lender Party as to, any voting or consent rights of such Lender Party under this Credit Agreement; provided, however, that any
                                               --------  -------
agreement pursuant to which any Lender Party sells a participating interest to a Participant may require the selling Lender Party to obtain the consent of such Participant in order for such Lender Party to agree in writing to any amendment of a type specified in the further proviso to Section 9.2 hereof. No agreement
                                              -----------
pursuant to which any Lender Party sells a participating interest to a Participant other than a Lender may permit the participant to transfer, pledge, assign, sell participations in, or otherwise encumber its participating interest. Borrower agrees that any Lender Party which has transferred all or part of its interests in the Credits to one or more Participants shall, notwithstanding any such transfer, be entitled to the full benefits accorded such Lender Party under Sections 2.9 and 2.11 hereof, as if such Lender Party had not made such transfer.

     (c) ASSIGNMENTS.  Subject to the prior receipt of the written consent of
         -----------
Agent (which may be granted or withheld in Agent's sole and absolute discretion), any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time, sell and assign to any Lender, any affiliate of a Lender or any other bank or financial institution (individually, an "Assignee") all or any portion of its rights and obligations under this
    --------
Credit Agreement and the other Loan Documents (such a sale and assignment to be referred to herein as an "Assignment") pursuant to an Assignment and Assumption
                          ----------
Agreement in the form of Exhibit 9.5 attached hereto (an "Assignment
                         -----------                      ----------
Agreement"), executed by each Assignee and such assignor Lender (an "Assignor")
                                                                     --------
and delivered to Agent for its acceptance and recording in the Register;

provided, however, that:
--------  -------

               (i) each Assignment shall be in a minimum amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000); and

               (ii) without the written consent of Borrower, which consent shall not be unreasonably withheld, no Lender may make any Assignment to any Assignee which is not, immediately prior to such Assignment, a Lender hereunder or an affiliate thereof.

Upon the execution, delivery, acceptance, and recording of each Assignment Agreement, from and after the effective date set forth therein, (A) each Assignee thereunder shall be a Lender hereunder with a Proportionate Share as set forth in Section 1 of such Assignment Agreement and shall have the rights, duties and obligations of such a Lender under this Credit Agreement and the other Loan Documents, and (B) the Assignor thereunder shall be a Lender with a Proportionate Share as set forth in Section 1 of such Assignment Agreement, or, if the Proportionate Share of the Assignor has been reduced to 0%, the Assignor shall cease to be a Lender; provided, however, that each Assignor shall
                             --------  -------
nevertheless be entitled to the indemnification rights contained in Section 9.14
                                                                    ------------
hereof for any events, acts or omissions occurring before the effective date of its Assignment. Each Assignment Agreement shall be deemed to amend Schedule I
                                                                    ----------
hereto to the extent necessary to reflect the addition of each Assignee and the resulting adjustment of Proportionate Shares arising from the purchase by each Assignee of all or a portion of the rights and obligations of an Assignor under this Credit Agreement and the other Loan Documents. On or prior to the effective date of any Assignment, Borrower, at its own expense, shall execute and deliver to Agent, in exchange for the surrendered Note of the Assignor thereunder, a new Note to the order of the Assignee thereunder (with each new Note to be in an amount equal to the commitment assumed by such Assignee) and, if the Assignor has retained a commitment hereunder, a new Note to the order of the Assignor (with the new Note to be in an amount equal to the commitment retained by the Assignor), and otherwise in the form of the Note replaced thereby. Any Note surrendered by the Assignor shall be returned by Agent to Borrower marked "Exchanged".

     (d) REGISTER.  Agent shall maintain at Agent's Office a copy of each
         --------
Assignment Agreement delivered to and accepted by Agent and a register (the "Register") for the recordation of the names and addresses of the Lenders and
---------
the Proportionate Shares of each Lender from time to time. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrower, Agent, and the Lenders may treat each entity whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     (e) REGISTRATION.  Upon its receipt of an Assignment Agreement executed by
         ------------
an Assignor and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate of a Lender, by Borrower and Agent) together with payment by such Assignee to Agent of a registration and processing fee of THREE THOUSAND AND NO/100 DOLLARS ($3,000), Agent shall (i) promptly accept such Assignment Agreement, and (ii) on the effective date of such Assignment record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and Borrower. Agent may, from time to time at its election, prepare and deliver to the Lenders and Borrower a revised Schedule
                                                                        --------
I reflecting the names, addresses and respective Proportionate Shares of all
-
Lenders then parties hereto.

     (f) CONFIDENTIALITY.  Without limitation, Agent and the Lender Parties may
         ---------------
disclose the Loan Documents, and any financial or other information relating to Borrower, to each other or to any potential Participant or Assignee.

     SECTION 9.6. SETOFF. In addition to any rights and remedies of the Lender Parties provided by law, each Lender Party shall have the right, with the prior consent of Agent but without prior notice to Borrower, any such notice being expressly waived by Borrower to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply against any indebtedness, whether matured or unmatured, of Borrower to such Lender Party, any amount owing from such Lender Party to Borrower, at or at any time after, the happening of any of the above mentioned events, and as security for such indebtedness, Borrower hereby grants to each Lender Party a continuing security interest in any and all deposits, accounts or moneys of Borrower then or thereafter maintained with such Lender Party, subject in each case to Section 2.8(b) hereof. The aforesaid right of set-off may be exercised
        --------------
by such Lender Party against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Borrower or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender Party prior to the occurrence of an Event of Default. Each Lender Party agrees promptly to notify Borrower after any such set-off and application made by such Lender Party, provided that the failure to give such notice shall not affect the validity of such set-off and application.

     SECTION 9.7. ENTIRE AGREEMENT, AMENDMENT. This Credit Agreement and each other of the Loan Documents constitute the entire agreement among Borrower and the Lender

Parties with respect to the Credits and supersede all prior negotiations, communications, discussions, and correspondence concerning the subject matter hereof. This Credit Agreement may be amended or modified only by a written instrument executed by each party hereto.

     SECTION 9.8. NO THIRD PARTY BENEFICIARIES. This Credit Agreement is made and entered into for the sole protection and benefit of the parties hereto and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Credit Agreement or any other of the Loan Documents to which it is not a party.

     SECTION 9.9. TIME. Time is of the essence of each and every provision of this Credit Agreement and each other of the Loan Documents.

     SECTION 9.10. SEVERABILITY OF PROVISIONS. If any provision of this Credit Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Credit Agreement.

     SECTION 9.11. GOVERNING LAW. This Credit Agreement shall be governed by and construed in accordance with the laws of the State of California, except to the extent that Lender Parties have greater rights or remedies under federal law, whether as national banks or otherwise, in which case such choice of California law shall not be deemed to deprive Agent or the other Lender Parties of such rights and remedies as may be available under federal law.

     SECTION 9.12. WAIVER OF RIGHT TO TRIAL BY JURY. WITHOUT LIMITING THE APPLICATION OF SECTION 9.17 HEREOF, EACH PARTY TO THIS CREDIT AGREEMENT HEREBY
               ------------
EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF, OR (II) IN ANY WAY CONNECTED WITH OR RELATED TO OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS CREDIT AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     SECTION 9.13. ANCILLARY DOCUMENTS. In the event of an express conflict between the terms of this Credit Agreement and any of the other Loan Documents, this Credit Agreement shall prevail (but the more detailed description of collateral in any security agreement executed in connection herewith shall not be deemed in conflict with the more general description of collateral in this Credit Agreement).

     SECTION 9.14. INDEMNIFICATION. To the fullest extent permitted by law, Borrower shall indemnify, defend, and hold harmless each of the Lender Parties and their respective officers, directors, employees, successors, and assigns in respect of any and all claims, actions, suits, or other proceedings in any and all losses, costs, expenses, liabilities, fines, penalties, interest, and damages, whether or not arising out of any claim, action, suit, or other proceeding, and including reasonable counsel and accountant's fees and expenses and all other reasonable costs and expenses of investigation, defense, or settlement of claims and amounts paid in settlement (collectively, "Damages")
                                                                    -------
incurred by, imposed on or borne by the Lender Parties or such other parties resulting from or arising out of this Credit Agreement, or any other Loan Document, the Capitalization Transactions or Agent's consent to Borrower entering into any Capitalization Transactions Document or consummation of any transaction contemplated thereby or in connection with the Capitalization Transactions; provided that Borrower shall not be required to indemnify, defend,
              --------
and hold harmless the Lender Parties or any other party pursuant to this Section
                                                                         -------
9.14 for any Damages that are the direct result of a material breach of this
----
Credit Agreement by the Lender Parties or such party or are caused by the gross negligence or willful misconduct of the Lender Parties or such party.

     SECTION 9.15. LEGAL ADVICE. Each party hereto has received independent legal advice from its attorneys with respect to the advisability of executing this Credit Agreement and the meaning of the provisions hereof. The provisions of this Credit Agreement shall be construed as to their fair meaning and shall not be construed for or against any party based upon any attribution to such party as the source of the language in question.

     SECTION 9.16. COUNTERPARTS. This Credit Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

     SECTION 9.17. ARBITRATION.

     (a) ARBITRATION.  Upon the demand of any party hereto, any Dispute shall be
         -----------
resolved by binding arbitration (except as set forth in (e) below) in accordance with the terms of this Credit Agreement. A "Dispute" shall mean any action,
                                             -------
dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, this Credit Agreement and each other Loan Document required hereby or now or hereafter delivered to any Lender Party in connection herewith, or any past, present or future extensions of credit and other activities, transactions, or obligations of any kind related directly or indirectly to any of the Loan Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary, or other remedies pursuant to any of the Loan Documents.

Any party may by summary proceedings bring an action in court to compel arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

     (b) GOVERNING RULES.  Arbitration proceedings shall be administered by the
         ---------------
American Arbitration Association ("AAA") or such other administrator as the
                                   ---
parties shall mutually agree upon in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the AAA Commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the Documents. The arbitration shall be conducted at a location in California selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided, however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. (S)91 or any similar applicable state law.

     (c) NO WAIVER; PROVISIONAL REMEDIES, SELF-HELP, AND FORECLOSURE.  No
         -----------------------------------------------------------
provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment, or the appointment of a receiver, from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration or reference hereunder.

     (d) ARBITRATOR QUALIFICATIONS AND POWERS; AWARDS.  Arbitrators must be
         --------------------------------------------
active members of the California State Bar or retired judges of the state or federal judiciary of California, with expertise in the substantive law applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the State of California, (ii) may grant any remedy or relief that a court of the State of California could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions, and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the California Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is FIVE MILLION AND NO/100 DOLLARS ($5,000,000) or less shall be decided by a single arbitrator who shall not render an award of greater than FIVE MILLION AND NO/100 DOLLARS ($5,000,000) (including damages, costs, fees, and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than FIVE MILLION AND NO/100 DOLLARS ($5,000,000). Any Dispute in which the amount in controversy exceeds FIVE MILLION AND NO/100 DOLLARS ($5,000,000) shall be decided by majority vote of a panel of three arbitrators; provided, however, that all
                                                  --------  -------
three arbitrators must actively participate in all hearings and deliberations.

     (e) JUDICIAL REVIEW.  Anything herein to the contrary notwithstanding, in
         ---------------
any arbitration in which the amount in controversy exceeds TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000), the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the State of California, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying, or correcting an award the right to judicial review of (x) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (y) whether the conclusions of law are erroneous under the substantive law of the State of California. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the State of California.

     (f) REAL PROPERTY COLLATERAL; JUDICIAL REFERENCE.  Anything herein to the
         --------------------------------------------
contrary notwithstanding, no Dispute shall be submitted to arbitration if the Dispute concerns indebtedness secured directly or indirectly, in whole or in part, by any real property unless (i) the holder of the mortgage, lien, or security interest specifically elects in writing to proceed with the arbitration, or (ii) all parties to the arbitration waive any rights or benefits that might accrue to them by virtue of the single action rule statute of California, thereby agreeing that all indebtedness and obligations of the parties, and all mortgages, liens, and security interests securing such indebtedness and obligations, shall remain fully valid and enforceable. If any such Dispute is not submitted to arbitration, the Dispute shall be referred to a referee in accordance with California Code of Civil Procedure Section 638 et seq., and this general reference agreement is intended to be specifically enforceable in accordance with said Section 638. A referee with the qualifications required herein for arbitrators shall be selected pursuant to the AAA's selection procedures. Judgement upon the decision rendered by a referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

     (g) MISCELLANEOUS.  The AAA, the arbitrators and the parties shall take all
         -------------
action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the Loan Documents or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.

     SECTION 9.18. CANCELLATION OF PRIOR AGREEMENT. As of the Closing Date, this Credit Agreement shall cancel and supersede the 1997 Predecessor Credit Agreement and no prepayment penalty shall be assessed thereunder as a result of the refinancing pursuant to this Credit Agreement of Indebtedness outstanding under the 1997 Predecessor Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed as of the day and year first written above.

LESLIE'S POOLMART, INC.             WELLS FARGO BANK,
A DELAWARE CORPORATION              NATIONAL ASSOCIATION,
                                    AS AGENT, AS SWINGLINE LENDER
                                    AND AS LENDER


    /s/ Robert D. Olsen                 /s/ Brian Carrico
By: --------------------            By: ---------------------
    Robert D. Olsen                     Brian Carrico
    Chief Financial Officer and         Vice President
    Executive Vice President

                                   SCHEDULE I
                                   ----------


1.   LENDERS:                          PROPORTIONATE SHARES; COMMITMENTS:
     -------                           ---------------------------------

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Lender and Swingline Lender                100%; $35,000,000

Applicable Lending Office:

 Wells Fargo Bank,
 National Association
 Commercial Banking Office
 6001 Topanga Canyon Blvd., Suite 205
 Woodland Hills, CA 91367

Address for Notices:

 Wells Fargo Bank,
 National Association
 Commercial Banking Office
 6001 Topanga Canyon Blvd., Suite 205
 Woodland Hills, CA 91367
 Attn:  Mr. Brian Carrico
 Telephone:  (818) 716-3247
 Telecopier: (818) 347-1675

Wiring Instructions:

 Wells Fargo Bank,
 National Association
 San Francisco, CA
 ABA No. 121000248
 Account:  4629051160
 Attn:  Agency Department, Destination SR #703

2.   AGENT'S OFFICE:
     --------------

 Wells Fargo Bank,
 National Association
 Agency Department
 555 Montgomery Street, 17th Floor
 San Francisco, CA  94111
 Attn:  Mr. Dennis Bloch
 Telephone:  (415) 222-2336
 Telecopier: (415) 326-5081

           SECOND AMENDED AND RESTATED CONTINUING SECURITY AGREEMENT
           ---------------------------------------------------------


          THIS SECOND AMENDED AND RESTATED CONTINUING SECURITY AGREEMENT (this

"Agreement") is entered into as of the 11th day of June, 1997, by and between
----------
WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), acting in its capacity
                                         -----------
as agent on behalf of the financial institutions signatory as lenders (the

"Lenders") and swingline lender (the "Swingline Lender") to that certain Credit
--------                              ----------------
Agreement dated as of June 11, 1997 (as it may be amended or supplemented from time to time, the "Credit Agreement"), and any successor to Wells Fargo as agent
                   ----------------
thereunder (in such capacity, "Secured Party"; together with the Lenders and the
                               -------------
Swingline Lender being the "Lender Parties") and LESLIE'S POOLMART, INC., a
                            --------------
Delaware corporation ("Debtor"), in light of the following facts:
                       ------

          WHEREAS, Debtor, on the one hand, and the Lender Parties, on the other hand, have entered into the Credit Agreement;

          WHEREAS, the Credit Agreement provides for the refinancing of the obligations of Leslie's Poolmart, a California corporation ("Predecessor
                                                             -----------
Debtor"), to which Debtor is successor by merger, under a Third Amended and Restated Credit Agreement dated as of January 29, 1997 among Predecessor Debtor, the lenders parties thereto and Wells Fargo, as agent (the "1997 Predecessor
                                                            ----------------
Credit Agreement").
----------------

          WHEREAS, Debtor has agreed to grant to Secured Party, for the benefit of the Lender Parties, a security interest in the Collateral (as defined below) as security for Debtor's obligations under the Credit Agreement and under the Notes (as defined in the Credit Agreement);

          WHEREAS, Predecessor Debtor and Wells Fargo heretofore executed that certain Security Agreement, dated as of October 1, 1994 (as amended and restated by that certain Amended and Restated Continuing Security Agreement dated as of January 29, 1997, the "Original Security Agreement") to provide security for the
                       ---------------------------
obligations under the 1997 Predecessor Credit Agreement, which are being refinanced under the Credit Agreement; and

          WHEREAS, this Agreement is intended to amend and restate the Original Security Agreement in its entirety to provide security for the obligations under the Credit Agreement;

          NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth, and for other good and valuable consideration, the parties hereto hereby amend and restate the Original Security Agreement in its entirety, and hereby agree as follows:

          1. GRANT OF SECURITY INTEREST. For valuable consideration, Debtor hereby grants and transfers to Secured Party a security interest in all of Debtor's interest in the following:

              (a) all accounts, deposit accounts, accounts receivable, chattel paper, instruments, documents and general intangibles, now existing or at any time hereafter, and prior to the termination hereof, arising (whether arising from the sale, lease or other disposition of Inventory (as defined below) or from performance of contracts for service, manufacture, construction, repair or otherwise or from any other source whatsoever), including, without limitation, all securities, investment property, guaranties, warranties, indemnity agreements, insurance policies, and other agreements pertaining to the foregoing or, if applicable, the property described therein, and in all goods returned by Debtor's customers (collectively called "Rights to Payment");
                                         -----------------

              (b) all trademarks, service marks, trade names, trade name rights and all other proprietary labels or marks, all applications for registration of any of the foregoing and all licenses relating to any of the foregoing and all income and royalties relating thereto (including, without limitation, such marks, names, applications and licenses as are listed in Schedule 1 hereto)
                                                         ----------
whether now owned or hereafter acquired and whether registered or unregistered, and wherever registered, and all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof (collectively called the "Trademark Collateral");
---------------------

              (c) all inventory, goods held for sale or lease or to be furnished under contracts for service, goods so leased or furnished, raw materials, component parts, work in process or materials used or consumed in Debtor's business, and all warehouse receipts, bills of lading and other documents evidencing goods owned or acquired by Debtor, and all goods covered thereby, now or at any time hereafter, and prior to the termination hereof, owned or acquired by Debtor, wherever located, and all products thereof, whether in the possession of Debtor, warehousemen, bailees or any other person and whether located at Debtor's places of business or elsewhere (collectively called "Inventory");
                                                               ---------

              (d) all goods, tools, machinery, furnishings, furniture and other equipment and fixtures, now or at any time hereafter, and prior to the termination hereof, owned or acquired by Debtor, wherever located, whether in the possession of Debtor or any other person and whether located on Debtor's property or elsewhere, and all improvements, replacements, accessions and additions thereto (collectively called "Equipment," and together with all Rights
                                        ---------
to Payment, Trademark Collateral and Inventory referred to herein collectively as the "Collateral");
        ----------

together with (a) whatever is receivable or received when any of the Collateral or proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, all accounts, contract rights, chattel paper, instruments, general intangibles and Rights to Payment of any kind now or hereafter arising from any such sale, lease, collection, exchange or other disposition of any of the foregoing, (b) all

Rights to Payment, including without limitation returned premiums, with respect to any insurance relating to any of the Collateral or proceeds thereof, and (c) all Rights to Payment with respect to any cause of action affecting or relating to any of the Collateral or proceeds thereof (hereinafter called "Proceeds").
                                                                  --------

          2. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all present and future Indebtedness of Debtor to the Lender Parties under the Credit Agreement; and (b) all obligations of Debtor and rights in respect thereof of Secured Party, on behalf of the Lender Parties, under this Agreement and the other Loan Documents (as defined in the Credit Agreement); (collectively, the "Secured Obligations"). The word
                                       -------------------
"Indebtedness" is used herein in its most comprehensive sense and includes any
-------------
and all advances, debts, obligations and liabilities of Debtor heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly, or whether recovery upon such Indebtedness may be or hereafter become unenforceable.

          3. TERMINATION. This Agreement will terminate upon the indefeasible payment in cash and performance in full of the Secured Obligations.

          4. OBLIGATIONS OF SECURED PARTY. Secured Party has no obligation to make any loans hereunder. Any money received by Secured Party in respect of the Collateral and Proceeds may be deposited, at Secured Party's option, into a non-interest bearing account over which Debtor shall have no control, and the same shall, for all purposes, be deemed Collateral hereunder.

          5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that: (a) Debtor is the owner and has possession or control of the Collateral and Proceeds; (b) Debtor has the right to grant a security interest in the Collateral and Proceeds; (c) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except as heretofore disclosed to Secured Party in writing and except for Permitted Liens (as defined in the Credit Agreement); (d) all statements contained herein are true and complete;
(e) no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Secured Party, is on file in any public office; (f) all persons appearing to be obligated on Rights to Payment and Proceeds have authority and capacity to contract and are bound as they appear to be; (g) all property subject to chattel paper has been properly registered and filed in compliance with law and to perfect the interest of Debtor in such property; (h) all Rights to Payment and Proceeds comply with all applicable laws concerning form, content and manner of preparation and execution, including where applicable Federal Reserve Regulation Z and any State consumer credit laws; and (i) Debtor is not in the business of selling goods of the kind included within Equipment subject to this Agreement, and Debtor acknowledges that no sale of Equipment, including without limitation, any Equipment that Debtor may deem to be surplus, has been or shall be consented to or acquiesced in by Secured Party, except as permitted under Section 6(b)(vi)
                                                             ----------------
herein or as otherwise specifically set forth in writing by Secured Party.

          6.  COVENANTS OF DEBTOR.

              (a) DEBTOR AGREES IN GENERAL: (i) to pay Indebtedness secured hereby when due; (ii) to indemnify Secured Party against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (iii) to pay all costs and expenses, including reasonable attorneys' fees, incurred by Secured Party in the perfection, preservation, realization, enforcement and exercise of its rights, powers and remedies hereunder; (iv) to permit Secured Party to exercise its powers; (v) to execute and deliver such documents as Secured Party deems necessary to create, perfect and continue the security interests contemplated hereby (including, without limitation, in respect of the Trademark Collateral); (vi) not to change its chief executive office or the places where Debtor keeps any of the Collateral or Debtor's records concerning the Collateral and Proceeds without first giving Secured Party 60 calendar days' written notice of the address to which Debtor is moving same and (vi) (A) to use its best efforts to deliver to Secured Party a landlord's consent in substantially the form of Exhibit A hereto, or such other
                                                ---------
form as shall be reasonably satisfactory to Secured Party, for each of Debtor's distribution centers identified on Schedule 2 hereto executed by the landlord of
                                   ----------
each such distribution center, and (B) after the date hereof, not to locate any distribution center of Debtor on leased premises (including any listed in
Section 1 of Schedule 2 hereto after Borrower shall have exercised its best efforts as described in the foregoing clause (A) and been unable to deliver a landlord's consent as contemplated therein) unless the landlord of such premises shall have executed and delivered to Secured Party a landlord's consent in substantially the form of Exhibit A hereto or such other form as shall be
                          ---------
reasonably satisfactory to Secured Party.

              (b) DEBTOR AGREES WITH REGARD TO THE COLLATERAL AND PROCEEDS: (i) to insure Inventory and Equipment, and, where applicable, Rights to Payment, with Secured Party as loss payee, in form and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Secured Party; (ii) to operate Equipment in accordance with all applicable statutes, rules and regulations relating to the use and control thereof, and not to use any Equipment or Inventory for any unlawful purpose or in any way that would void any insurance required to be carried in connection therewith; (iii) not to remove any Equipment or Inventory from Debtor's premises without Secured Party's prior written consent and upon such terms and conditions as Secured Party may require, except for deliveries of Inventory to buyers in the ordinary course of Debtor's business and except for Equipment or Inventory which consists of mobile goods as defined in the California Uniform Commercial Code, in which case Debtor agrees not to remove or permit the removal of such Equipment or Inventory from its state of domicile for a period in excess of 30 calendar days; (iv) not to permit any lien on the Collateral or Proceeds, except in favor of Secured Party and Permitted Liens; (v) to pay when due all license fees, registration fees and other charges in connection with Equipment; (vi) not to sell, hypothecate, license or otherwise dispose of any of the Collateral or Proceeds, or any interest therein without Secured Party's prior written consent; provided,
                                                                --------
however, that the foregoing restriction shall not
-------
apply to (Y) the sale of Inventory to buyers in the ordinary course of Debtor's business, and (Z) the sale or other disposition of Equipment so long as (1) no Event of Default has occurred and is continuing, (2) Borrower is receiving fair value therefor, and (3) such Equipment is no longer integral to the operation of Debtor's business; (vii) not to rent, lease, or charter Equipment without Secured Party's prior written consent; provided, however, that the foregoing
                                       --------  -------
restriction shall not apply to the rental, lease or charter of Equipment so long as (1) no Event of Default has occurred and is continuing, and (2) such Equipment is no longer integral to the operation of Debtor's business; (viii) to furnish reports to Secured Party of all acquisitions, returns, sales and other dispositions of Inventory in such form and detail and at such times as Secured Party may require; (ix) to permit Secured Party to inspect the Collateral at any time; (x) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Secured Party to inspect the same and make copies thereof at any reasonable time; (xi) if requested by Secured Party, to receive and use reasonable diligence to collect Rights to Payment and Proceeds, in trust and as the property of Secured Party, and to immediately endorse as appropriate and deliver such Rights to Payment and Proceeds to Secured Party daily in the exact form in which they are received together with a collection report in form satisfactory to Secured Party; (xii) not to commingle Rights to Payment, Proceeds or collections thereunder with other property; (xiii) to give only normal allowances and credits and to advise Secured Party thereof immediately in writing if they affect any Collateral or Proceeds; (xiv) on demand, to deliver to Secured Party returned property resulting from, or payment equal to, such allowances or credits on any Collateral or Proceeds or to execute such documents and do such other things as Secured Party may reasonably request for the purpose of perfecting, preserving and enforcing its security interest in such returned property; (xv) from time to time, when requested by Secured Party, to prepare and deliver a schedule of all Collateral and Proceeds subject to this Agreement and to assign in writing and deliver to Secured Party all accounts, contracts, leases and other chattel paper, instruments, documents and other evidences thereof; (xvi) in the event that Secured Party elects to receive payments of Rights to Payment or Proceeds hereunder, to pay all expenses incurred by Secured Party in connection therewith, including expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and expenses incidental thereto; and (xvii) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all Collateral and, as appropriate and applicable, to keep all Collateral in good and saleable condition and repair, to deal with the Collateral in accordance with the standards and practices adhered to generally by users, manufacturers and owners of like property, and to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims.

          7. POWERS OF SECURED PARTY. Debtor appoints Secured Party its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Secured Party's officers and employees, or any of them, whether or not Debtor is in default: (a) to perform any obligation of Debtor hereunder in Debtor's name or otherwise; (b) to give notice of Secured Party's rights in the Collateral and Proceeds, to enforce the same and make extension agreements with respect thereto; (c) to release persons liable on Proceeds and to give receipts and acquittances and compromise disputes in connection therewith; (d) to release security; (e) to resort to security in any order; (f) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Secured Party's interest in the Collateral and Proceeds; (g) to receive, open and read mail addressed to Debtor; (h) to take cash, instruments for the payment of money and other property to which Secured Party is entitled; (i) to verify facts concerning the Collateral and Proceeds by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name;
(j) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Proceeds; (k) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Secured Party, at Secured Party's sole option, toward repayment of the Secured Obligations or replacement of the Collateral; (l) to exercise all rights, powers and remedies which Debtor would have, but for this Agreement, with respect to all Collateral and Proceeds subject hereto; (m) to enter onto Debtor's premises in inspecting the Collateral; (n) to make withdrawals from and to close deposit accounts or other accounts with any financial institution, wherever located, into which Proceeds may have been deposited, and to apply funds so withdrawn to payment of the Secured Obligations; (o) to preserve or release the interest evidenced by chattel paper to which Secured Party is entitled hereunder and to endorse and deliver evidences of title incidental thereto; and (p) to do all acts and things and execute all documents in the name of Debtor or otherwise, deemed by Secured Party as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

          8.  PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS.
Debtor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of Debtor to do so, Secured Party at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Secured Party shall be obligations of Debtor to Secured Party, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of Section 12 herein, and shall be secured by the Collateral and
              ----------
Proceeds, subject to all terms and conditions of this Agreement.

          9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement: (a) any Event of Default
               ----------------
(as such term is defined in the Credit Agreement); (b) any representation or warranty made by Debtor herein shall prove to be incorrect in any material respect when made or deemed made; (c) Debtor shall fail to observe or perform any obligation or agreement contained herein; (d) any attachment or like levy on any property of Debtor; and (e) Secured Party, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

          10. REMEDIES. Upon the occurrence of any Event of Default, Secured Party shall have the right (upon the request or with the consent of the Majority Lenders) to declare immediately due and payable all or any Indebtedness secured hereby and to terminate any commitments to make loans or otherwise extend credit to Debtor. Secured Party shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the California Uniform Commercial Code or otherwise provided by law, including without limitation, the right to contact all persons obligated to Debtor on any Collateral or Proceeds and to instruct such persons to deliver all Collateral and/or Proceeds directly to Secured Party. All rights, powers, privileges and remedies of Secured Party shall be cumulative. No delay, failure or discontinuance of Secured Party in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Secured Party of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is agreed that public or private sales, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales.

          While an Event of Default exists: (a) Debtor will deliver to Secured Party, from time to time, as requested by Secured Party, current lists of all Collateral and Proceeds; (b) Debtor will not dispose of any of the Collateral or Proceeds except on terms approved by Secured Party; (c) at Secured Party's request, Debtor will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to Secured Party at a reasonably convenient place designated by Secured Party; and (d) Secured Party may, without notice to Debtor, enter onto Debtor's premises and take possession of the Collateral. For the avoidance of doubt, with respect to any sale by Secured Party of any Collateral subject to this Agreement, Debtor hereby expressly grants to Secured Party the right to sell such Collateral using any or all of Debtor's trademarks, trade names, trade name rights and/or proprietary labels or marks.

          11. DISPOSITION OF COLLATERAL AND PROCEEDS. Upon the transfer of all or any part of the Secured Obligations, Secured Party may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Secured Party hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred Secured Party shall retain all rights, powers, privileges and remedies herein given. Any proceeds of any disposition of any of the Collateral or Proceeds, or any part thereof, may be applied by Secured Party to the payment of expenses incurred by Secured Party in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Secured Party toward the payment of the Secured Obligations in such order of application as Secured Party may from time to time elect.

          12. COSTS, EXPENSES AND ATTORNEYS' FEES. Debtor shall pay to Secured Party immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Secured Party's in-house counsel), incurred by Secured Party in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, including any of the foregoing incurred in connection with any workout or restructuring of the Secured Obligations and any bankruptcy proceeding relating to Debtor or the valuation of the Collateral and/or Proceeds, including without limitation, the seeking of relief from or modification of the automatic stay or the negotiation and drafting of a cash collateral order. All of the foregoing shall be paid by Debtor with interest at a rate per annum equal to the greater of ten percent (10%) or the Prime Rate in effect from time to time. The "Prime Rate" is a base
                                                           ----------
rate that Wells Fargo from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto.

          13. STATUTE OF LIMITATIONS. Until all Secured Obligations shall have been indefeasibly paid in cash and performed in full, the power of sale and all other rights, powers, privileges and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at any time and from time to time irrespective of the fact that the Secured Obligations or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased, unless such liability shall have ceased due to the indefeasible payment in cash and performance in full of the Secured Obligations.

          14. MISCELLANEOUS. (a) Debtor hereby waives any right (i) to require Secured Party to make any presentment or demand, or give any notice of nonpayment or nonperformance, protest, notice of protest or notice of dishonor hereunder, (ii) to direct the application of payments or security for any Secured Obligations, or indebtedness of customers of Debtor, or (iii) to require proceedings against others or to require marshalling of assets or exhaustion of security; and (b) Debtor hereby consents to extensions, forbearances or alterations of the terms of the Secured Obligations, the release or substitution of Collateral or Proceeds or any other security for the Secured Obligations, and the release of any guarantors; provided, however, that in each instance, Secured
                               --------  -------
Party believes in good faith that the action in question is commercially reasonable in that it does not unreasonably increase the risk of nonpayment of the Indebtedness to which the action applies. Until all Secured Obligations shall have been indefeasibly paid in cash and performed in full, Debtor shall not have any right of subrogation or contribution vis a vis any other person or entity obligated to Secured Party and/or the other Lender Parties in connection with the Credit Agreement or any other Loan Document, and Debtor hereby waives any benefit of or right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Secured Party.

          15. NOTICES. All notices, requests and demands required under this Agreement must be in writing, addressed to Secured Party at the address specified in any other loan documents entered into between Debtor, on the one hand, and Secured Party and/or the other Lender Parties, on the other hand, and to Debtor at the address of its chief executive office specified below or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or 3 days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

          16. GOVERNING LAW; SUCCESSORS, ASSIGNS. This Agreement shall be governed by and construed in accordance with the laws of the State of California, and shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties.

          17. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

          18. COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          Debtor warrants that its chief executive office is located at the following address:

          20630 Plummer Street, Chatsworth, California 91311

          Debtor warrants that the Collateral (except goods in transit) is located or domiciled at the addresses listed in Schedule 2 hereto and that the
                                                ----------
locations of leased premises on which Debtor's distribution centers are located are also set forth in Schedule 2.
                      ----------



                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

                                       LESLIE'S POOLMART, INC., A DELAWARE
                                       CORPORATION

                                            /s/ Robert D. Olsen
                                       By:  ---------------------------
                                       Title: Chief Financial Officer and
                                              Executive Vice President



                                       WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION, AS AGENT

                                            /s/ Brian Carrico
                                       By:  ---------------------------
                                       Title: Vice President

                                   SCHEDULE 1

          TO SECOND AMENDED AND RESTATED CONTINUING SECURITY AGREEMENT

                              Trademark Collateral
                              --------------------

                                   SCHEDULE 2

          TO SECOND AMENDED AND RESTATED CONTINUING SECURITY AGREEMENT


                Locations of Collateral and Distribution Centers
                ------------------------------------------------

                                   EXHIBIT A

          TO SECOND AMENDED AND RESTATED CONTINUING SECURITY AGREEMENT

                            Form of Landlord Consent
                            ------------------------

                                 See attached.

                            STOCK PLEDGE AGREEMENT

     THIS STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of June 11, 1997 is executed by LESLIE'S POOLMART, INC., a Delaware Corporation ("Debtor"), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), acting in its
                                                  -----------
capacity as agent on behalf of the financial institutions signatory as lenders (the "Lenders") and swingline lender (the "Swingline Lender") to that certain
      -------                              ----------------
Credit Agreement dated as of June 11, 1997 (as it may be amended or supplemented from time to time, the "Credit Agreement"), and any successor to
                                     ----------------
Wells Fargo as agent thereunder (in such capacity, "Agent"; together with the
                                                    -----
Lenders and the Swingline Lender being the "Lender Parties"), in light of the
                                            --------------
following facts:

          WHEREAS, Debtor, on the one hand, and the Lender Parties, on the other hand, have entered into the Credit Agreement;

          WHEREAS, the Credit Agreement provides for the refinancing of the obligations of Leslie's Poolmart, a California corporation ("Predecessor
                                                             -----------
Debtor"), to which Debtor is successor by merger, under a Third Amended and
------
Restated Credit Agreement dated as of January 29, 1997 among Predecessor Debtor, the lenders parties thereto and Wells Fargo, as agent (the "1997 Predecessor
                                                            ----------------
Credit Agreement");
----------------

          WHEREAS, Debtor has agreed to grant to Agent for the benefit of the Lender Parties, a security interest in the Collateral and Proceeds (each as defined below) as security for Debtor's obligations under the Credit Agreement, the Notes and the other Loan Documents (each as defined in the Credit Agreement);

          NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth, and for other good and valuable consideration, the parties hereto hereby agree as follows:

     1. GRANT OF SECURITY INTEREST. Debtor hereby assigns, transfers to and pledges with Agent, for the ratable benefit of Lenders and Agent, the shares of stock described on Schedule 1 hereto issued by the Debtor's subsidiaries named
                   ----------
therein (collectively called "Collateral"), together with whatever is receivable or received when any of the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, (a) all rights to payment, including returned premiums, with respect to any insurance relating to any of the foregoing, (b) all rights to payment with respect to any cause of action affecting or relating to any of the foregoing, and (c) all stock rights, rights to subscribe, stock splits, liquidating dividends, cash dividends, dividends paid in stock, new securities or other property of any kind which Debtor is or may hereafter be entitled to receive on account of any securities pledged hereunder, including without limitation, stock received by Debtor due to stock splits or dividends paid in stock or sums paid upon or in respect of any securities pledged hereunder upon the liquidation or dissolution of the issuer thereof (hereinafter called "Proceeds"), and in the event that Debtor receives any such Proceeds, Debtor will hold the same in trust on behalf of and for the benefit of Agent and will immediately deliver all such Proceeds to Agent in the exact form received, with the endorsement of Debtor if necessary and/or appropriate undated stock powers duly executed in blank, to be held by Agent as a part of the Collateral, subject to all terms hereof.

     2. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all present and future Indebtedness of Debtor to the Lender Parties under the Credit Agreement; and (b) all obligations of Debtor and rights of Agent, on behalf of the Lender Parties, in respect thereof under this Agreement and the other Loan Documents (as defined in the Credit Agreement); (collectively, the "Secured Obligations"). The word "Indebtedness" is used
                    -------------------               ------------
herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Debtor heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly, or whether recovery upon such Indebtedness may be or hereafter become unenforceable.

     3. TERMINATION. This Agreement will terminate upon the indefeasible payment in cash and performance in full of the Secured Obligations.

     4. REPRESENTATIONS AND WARRANTIES OF DEBTOR. Debtor represents and warrants to Agent that: (a) Debtor is the owner and has possession or control of the Collateral and Proceeds; (b) Debtor has the right to pledge the Collateral and Proceeds; (c) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except as heretofore disclosed to Agent in writing; (d) all statements contained herein and, where applicable, in the Collateral, are true and complete; (e) no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Agent, is on file in any public office; (f) none of the Collateral and Proceeds pledged pursuant to this Agreement constitutes "margin stock" as defined under Regulation U promulgated by the Board of Governors of the Federal Reserve; (g) all of the shares of capital stock described on Schedule 1 hereto and
                                                ----------
represented by the certificates delivered to Agent as provided in subsection 5(b)(x) hereof (i) are duly and validly issued, and are fully paid and non-assessable, and (ii) constitute 100% of the issued and outstanding shares of capital stock of each issuer thereof; and (h) specifically with respect to Collateral and Proceeds consisting of securities, instruments, chattel paper, documents, contracts, insurance policies or any like property, (i) all persons appearing to be obligated thereon have authority and capacity to contract and are bound as they appear to be, and (ii) the same comply with applicable laws concerning form, content and manner of preparation and execution.

     5.   COVENANTS OF DEBTOR.

          (a) Debtor Agrees in General: (i) to pay all Secured Obligations when due; (ii) to indemnify Agent and the other Lender Parties against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (iii) to pay all costs and expenses, including reasonable attorneys' fees, incurred by Agent in the perfection, preservation, realization, enforcement and exercise of its rights, powers and remedies hereunder; (iv) to permit Agent to exercise its powers; (v) to execute and deliver such documents as Agent deems necessary to create, perfect and continue the security interests contemplated hereby; and (vi) not to change its chief executive office or the place where Debtor keeps any of the Collateral or Debtor's records concerning the Collateral and Proceeds without first giving Agent written notice of the address to which Debtor is moving same.

          (b) Debtor Agrees with Regard to the Collateral and Proceeds: (i) not to permit any lien on the Collateral or Proceeds, except in favor of Agent; (ii) not to sell, hypothecate or otherwise dispose of any of the Collateral or Proceeds, or any interest therein, without the prior written consent of Agent;
(iii) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Agent to inspect the same and make copies thereof at any reasonable time;
(iv) if requested by Agent, to receive and use reasonable diligence to collect Proceeds, in trust and as the property of Agent, and to immediately endorse as appropriate and deliver such Proceeds to Agent in the exact form in which they are received; (v) not to commingle Collateral or Proceeds, or collections thereunder, with other property; (vi) in the event Agent elects to receive payments of Proceeds hereunder, to pay all expenses incurred by Agent in connection therewith, including expenses of accounting, correspondence, collection efforts, filing, recording, record keeping and expenses incidental thereto; (vii) to provide any service and do any other acts which may be necessary to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims; (viii) where the Collateral or Proceeds consists of securities and so long as no Event of Default exists, to vote said securities and to give consents, waivers and ratifications with respect thereto, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would impair Agent's interests in the Collateral and Proceeds or be inconsistent with or violate any provisions of this Agreement; and (ix) upon the execution of this Agreement, to deliver to or for the account of Agent the certificates representing the shares of capital stock described on Schedule
                                                                       --------
1 hereto, which shall be in suitable form for transfer by delivery, or shall be
-
accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent.

     6. POWERS OF AGENT. Debtor appoints Agent its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Agent's officers and employees, or any of them, whether or not Debtor is in default: (a) to perform any obligation of Debtor hereunder in Debtor's name or otherwise; (b) to notify any person obligated on any security, instrument or other document subject to this Agreement of Agent's rights hereunder; (c) to collect by legal proceedings or otherwise all dividends, interest, principal or other sums now or hereafter payable upon or on account of the Collateral or Proceeds; (d) to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral or Proceeds, and in connection therewith to deposit or surrender control of the Collateral and Proceeds, to accept other property in exchange for the Collateral and Proceeds, and to do and perform such acts and things as Agent may deem proper, with any money or property received in exchange for the Collateral or Proceeds, at Agent's discretion, to be applied to the Secured Obligations or held by Agent under this Agreement; (e) to make any compromise or settlement Agent deems desirable or proper in respect of the Collateral and Proceeds; (f) to insure, process and preserve the Collateral and Proceeds; (g) to exercise all rights, powers and remedies which Debtor would have, but for this Agreement, under all Collateral and Proceeds subject hereto; and (h) to do all acts and things and execute all documents in the name of Debtor or otherwise, deemed by Agent as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. To effect the purposes of this Agreement or otherwise upon instructions of Debtor, Agent may cause any Collateral and/or Proceeds to be transferred to Agent's name or the name of Agent's nominee. If an Event of Default has occurred and is continuing, any or all Collateral and/or Proceeds consisting of securities may be registered, without notice, in the name of Agent or its nominee, and thereafter Agent or its nominee may exercise, without notice, all voting and corporate rights at any meeting of the shareholders of the issuer thereof, any and all rights of conversion, exchange or subscription, or any other rights, privileges or options pertaining to such Collateral and/or Proceeds, all as if it were the absolute owner thereof. The foregoing shall include, without limitation, the right of Agent or its nominee to exchange, at its discretion, any and all Collateral and/or Proceeds upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by the issuer thereof or Agent of any right, privilege or option pertaining to any shares of the Collateral and/or Proceeds, and in connection therewith, the right to deposit and deliver any and all of the Collateral and/or Proceeds with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Agent may determine. All of the foregoing rights, privileges or options may be exercised without liability on the part of Agent or its nominee except to account for property actually received by Agent. Agent shall have no duty to exercise any of the foregoing, or any other rights, privileges or options with respect to the Collateral or Proceeds and shall not be responsible for any failure to do so or delay in so doing.

     7. CASH COLLATERAL ACCOUNT. Any money received by Agent in respect of the Collateral may be deposited, at Agent's option, into a non-interest bearing cash collateral account over which Debtor shall have no control, and the same shall, for all purposes, be deemed Collateral hereunder.

     8. AGENT'S CARE AND DELIVERY OF COLLATERAL. Agent's obligation with respect to Collateral and Proceeds in its possession shall be strictly limited to the duty to exercise reasonable care in the custody and preservation of such Collateral and Proceeds, and such duty shall not include any obligation to ascertain or to initiate any action with respect to or to inform Debtor of maturity dates, conversion, call, or exchange rights, or offers to purchase the Collateral or Proceeds, or any similar matters, notwithstanding Agent's knowledge of the same. Agent shall have no duty to take any steps necessary to preserve the rights of Debtor against prior parties, or to initiate any action to protect against the possibility of a decline in the market value of the Collateral or Proceeds. Agent shall not be obligated to take any action with respect to the Collateral or Proceeds requested by Debtor unless such request is made in writing and Agent determines, in its sole discretion, that the requested action would not unreasonably jeopardize the value of the Collateral and Proceeds as security for the Secured Obligations. Agent may at any time deliver the Collateral and Proceeds, or any part thereof, to Debtor, and the receipt thereof by Debtor shall be a complete and full acquittance for the Collateral and Proceeds so delivered, and Agent shall thereafter be discharged from any liability or responsibility therefor.

     9. PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS. Debtor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of Debtor to do so, Agent, at its option, may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Agent shall be obligations of Debtor, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of Section 13 hereof, and shall be secured by the Collateral and Proceeds, subject to all terms and conditions of this Agreement.

     10. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement: a. any Event of Default
               ----------------
(as such term is defined in the Credit Agreement); b. any representation or warranty made by Debtor herein shall prove to be incorrect in any material respect when made or deemed made; c. Debtor shall fail to observe or perform any obligation or agreement contained herein; d. any attachment or like levy on any property of Debtor; and e. Agent, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

     11. REMEDIES. Upon the occurrence of any Event of Default, Agent shall have the right to declare immediately due and payable all or any Secured Obligations and to terminate any commitments to make loans or otherwise extend credit to Debtor. Agent shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the California Uniform Commercial Code or otherwise provided by law, including without limitation, the right to contact all persons obligated to Debtor on Collateral and to instruct such persons to deliver all Collateral and/or Proceeds directly to Agent. All rights, powers, privileges and remedies of Agent shall be cumulative. No delay, failure or discontinuance of Agent in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Agent of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. While an Event of Default exists: (a) Agent may appropriate the Collateral and apply all Proceeds toward repayment of the Secured Obligations in such order of application as Agent may from time to time elect or, at Agent's sole option, place any Proceeds in the cash collateral account; (b) at Agent's request, Debtor will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to Agent at a reasonably convenient place designated by Agent; (c) all voting rights of Debtor in respect of securities constituting Collateral and all rights of Debtor to receive any Proceeds shall terminate, and all of such rights shall vest in Secured Party; and (d) if Debtor receives any Proceeds, Debtor shall hold such Proceeds in trust for Agent and the other Lender Parties and promptly deliver to Agent all such Proceeds in the form received by Debtor together with all necessary endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of such Proceeds. It is agreed that public or private sales, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales. For any Collateral or Proceeds consisting of securities, Agent shall have no obligation to delay a sale of any portion thereof for the period of time necessary to permit the issuer thereof to register such securities for public sale under any applicable state or Federal law, even if the issuer thereof would agree to do so. Debtor recognizes that Agent may be unable to make a public sale of any or all of the Collateral or Proceeds, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonably sale.

     12. DISPOSITION OF COLLATERAL AND PROCEEDS. Upon the transfer of all or any part of the Secured Obligations, Agent may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Agent hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred, Agent shall retain all rights, powers, privileges and remedies herein given. Any proceeds of any disposition of the Collateral or Proceeds, or any part thereof, may be applied by Agent to the payment of expenses incurred by Agent in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Agent toward the payment of the Secured Obligations in such order of application as Agent may from time to time elect.

     13. COSTS, EXPENSES AND ATTORNEYS' FEES. Debtor shall pay to Agent immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Agent's in-house counsel), incurred by Agent in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, including any of the foregoing incurred in connection with any workout or restructuring of the Secured Obligations or any bankruptcy proceeding relating to Debtor or the valuation of the Collateral and/or Proceeds, including without limitation, the seeking of relief from or modification of the automatic stay or the negotiation and drafting of a cash collateral order. All of the foregoing shall be paid by Debtor with interest at a rate per annum equal to the greater of ten percent (10%) or Agent's Prime Rate in effect from time to time, as defined in the Credit Agreement.

     14. STATUTE OF LIMITATIONS. Until all Secured Obligations shall have been indefeasibly paid in cash and performed in full, the power of sale and all other rights, powers, privileges and remedies granted to Agent hereunder shall continue to exist and may be exercised by Agent at any time and from time to time irrespective of the fact that the Secured Obligations or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased, unless such liability shall have ceased due to the indefeasible payment in cash and performance in full of all Secured Obligations.

     15. MISCELLANEOUS. Presentment, protest, notice of protest, notice of dishonor and notice of nonpayment are waived with respect to any Proceeds to which Agent is entitled hereunder; any right to direct the application of payments or security for any of the Secured Obligations and any right to require proceedings against others or to require exhaustion of security are waived; and consent to extensions, forbearances or alterations of the terms of any of the Secured Obligations, the release or substitution of security, and the release of guarantors is given; provided however, that in each instance Agent believes in good faith that the action in question is commercially reasonable in that it does not unreasonably increase the risk of nonpayment of the Secured Obligations to which the action applies. Until all Secured Obligations shall have been indefeasibly paid in cash and performed in full, Debtor shall have no right of subrogation or contribution, and Debtor hereby waives any benefit of or any right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Agent.

     16. NOTICES. All notices or demands of any kind which Agent may be required or desires to serve upon Debtor under the terms of this Agreement shall be served upon Debtor as provided in the Credit Agreement.

     17. SUCCESSORS, ASSIGNS; GOVERNING LAW. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and shall be governed by and construed in accordance with the laws of the State of California.

     18. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

     Debtor warrants that its residence or chief executive office is located at the following address: 20630 Plummer Street, Chatsworth, California 91311.


                           [Signature page follows.]

  IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first set forth above.

                                       LESLIE'S POOLMART, INC., a
                                       Delaware corporation


                                       By:  /s/ Robert D. Olsen
                                            ----------------------------
                                            Name:  Robert D. Olsen
                                            Title: Chief Financial Officer and
                                                   Executive Vice President

                                   Schedule 1
                         to the Stock Pledge Agreement

                                 PLEDGED SHARES

                                SWINGLINE NOTE
                                --------------


$5,000,000.00                                            Los Angeles, California
-------------
                                                                  June 11, 1997


          1.   PROMISE TO REPAY.  FOR VALUE RECEIVED, LESLIE'S POOLMART, INC., a
               ----------------
Delaware corporation ("Maker"), promises to pay to WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), or order, the principal sum of Five Million Dollars ($5,000,000.00) or such lesser amount as shall equal the outstanding amount of the obligations owing to Bank as Swingline Lender under the Line of Credit as described in Section 2.1(b) of that certain Credit Agreement, dated as of June
             --------------
11, 1997 (as it may be amended or otherwise modified from time to time, the "Credit Agreement"), entered into between Maker, on the one hand, and, on the other hand, Bank, the other financial institutions from time to time parties thereto as lenders, and Wells Fargo Bank, National Association, as agent ("Agent").

          2.   DEFINED TERMS.  Any and all initially capitalized terms used
               -------------
herein shall have the meaning ascribed thereto in the Credit Agreement, unless specifically defined herein. The term "or" as used in this Note has, except where otherwise indicated or where the context hereof otherwise requires (such as the first sentence of Section 1 hereof), the inclusive meaning represented by
                         ---------
the phrase "and/or". This Swingline Note (as it may be amended or otherwise modified from time to time, this "Note") is the promissory note defined in the Credit Agreement as the "Swingline Note" and is subject to, and entitled to the benefits of, the terms and provisions of the Credit Agreement.

          3.   PAYMENTS OF PRINCIPAL AND INTEREST.  Maker hereby promises to
               ----------------------------------
make payments of principal and interest with respect to the loans evidenced hereby at the rates and times, and in the amounts, and in all other respects in the manner, as provided in the Credit Agreement.

          4.   PREPAYMENTS.  Maker may prepay the principal balance due under
               -----------
this Note, in whole or in part, only in accordance with the provisions of the Credit Agreement.

          5.   APPLICATION OF PAYMENTS.  All payments (including prepayments)
               -----------------------
made hereunder shall be applied as set forth in the Credit Agreement.

          6.   TIME AND PLACE OF PAYMENTS.  All principal and interest due
               --------------------------
hereunder are payable to Agent at Agent's Office (or such other office as may be designated from time to time by Agent to Maker in writing), for the account of Bank, in lawful money of the United States and in same day or immediately available funds not later than 12:00 noon on the date due.

          7.   RECORDS.  Bank shall record the date and amount of each loan
               -------
made, each conversion to a different interest rate and each relevant Interest Period, if applicable, the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in the Bank's internal records, and any such recordation shall be rebuttable presumptive evidence of the accuracy of the information so recorded; provided, however, that Bank's failure to so to record shall not limit
          --------  -------
or otherwise affect the obligations of Maker hereunder and under the Credit Agreement to repay the principal and interest under the Line of Credit.

          8.   ACCELERATION AND WAIVERS.  The Credit Agreement provides, among
               ------------------------
other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case, without presentment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of intent to accelerate, notice of acceleration, presentment for the purpose of accelerating maturity, and diligence in collection, all of which hereby are expressly waived.

          9.   SECURITY.  THIS NOTE IS SECURED BY, AMONG OTHER THINGS, THE LIENS
               --------
GRANTED TO BANK (OR AGENT ON BEHALF OF BANK) PURSUANT TO THE TERMS OF THE SECURITY AGREEMENT AND ANY AND ALL OTHER DOCUMENTS, AGREEMENTS, OR INSTRUMENTS EXECUTED OR DELIVERED IN CONNECTION THEREWITH.

          10.  INCORPORATION.  ALL OF THE COVENANTS, CONDITIONS, WARRANTIES,
               -------------
REPRESENTATIONS, AND AGREEMENTS CONTAINED IN THE CREDIT AGREEMENT OR IN ANY OTHER AGREEMENT BETWEEN MAKER AND BANK WHICH IS EXECUTED IN CONNECTION WITH THE CREDIT AGREEMENT OR THIS NOTE, OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE CREDIT AGREEMENT, ARE HEREBY INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART HEREOF.

          11.  ATTORNEYS' FEES.  In the event it should become necessary to
               ---------------
employ counsel to collect or enforce this Note, Maker agrees to pay the reasonable attorneys' fees and costs of the holder hereof, irrespective of whether suit is brought, to the extent and as provided in the Credit Agreement.

          12.  AMENDMENTS.  This Note may not be changed, modified, amended, or
               ----------
terminated except by a writing duly executed by Maker and the then holder hereof in accordance with the terms and conditions of the Credit Agreement.

          13.  HEADINGS.  Section headings used in this Note are solely for
               --------
convenience of reference, shall not constitute a part of this Note for any other purpose, and shall not affect the construction of this Note.

          14.  GOVERNING LAW.  THIS NOTE SHALL BE DEEMED TO HAVE BEEN MADE IN
               -------------
THE STATE OF CALIFORNIA AND THE VALIDITY OF THIS NOTE AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.


                                       LESLIE'S POOLMART, INC.
                                       a Delaware corporation


                                       By: /s/ Robert D. Olsen
                                          ______________________________

                                       Title: Chief Financial Officer and
                                              Executive Vice President

                              CONTINUING GUARANTY


     THIS CONTINUING GUARANTY (this "Guaranty"), dated as of June 11, 1997, is executed by SANDY'S POOL SUPPLY, INC. ("Guarantor"), in favor of the Lenders from time to time parties to the Credit Agreement referred to below (each individually, a "Lender" and, collectively, the "Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as swingline lender thereunder (the "Swingline Lender") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Lenders and Swingline Lender (in such capacity, "Agent"; together with the Lenders and Swingline Lender being the "Lender Parties").

                                    RECITALS
                                    --------

     A. Pursuant to that certain Credit Agreement dated as of June 11, 1997, among Leslie's Poolmart, Inc., a Delaware corporation ("Borrower"), the Lenders, Swingline Lender and Agent (as amended, modified or supplemented from time to time, the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined), the Lender Parties have agreed to make available to Borrower certain credit facilities, upon the terms and subject to the conditions set forth in the Credit Agreement.

     B. The availability of the credit facilities under the Credit Agreement is subject, among other conditions, to the execution and delivery by Guarantor of this Guaranty.

     C. Guarantor is a wholly owned Subsidiary of Borrower. Guarantor shall receive substantial direct and indirect benefits from the making of loans and other financial accommodations to Borrower under the Credit Agreement, in the form, among others, of Borrower's financing of the working capital needs of Guarantor with proceeds of the credit facilities made available to Borrower under the Credit Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above recitals and for other valuable consideration, the receipt and sufficiency of which Guarantor hereby acknowledges, Guarantor hereby agrees as follows:

     1. GUARANTY; CERTAIN DEFINITIONS. Guarantor hereby unconditionally guaranties and promises to pay to Agent, each Lender and the Swingline Lender, or their order, punctually when due, whether at stated maturity, by acceleration or otherwise, and otherwise on demand, in lawful money of the United States of America and in immediately available funds, any Indebtedness of Borrower to any such Lender Party, whether or not evidenced by a promissory note or notes, as defined in or arising under the Credit Agreement or any document, instrument or agreement delivered by Borrower to any Lender Party pursuant to the Credit Agreement or otherwise in connection with any of the foregoing (the Credit Agreement and such documents, instruments and agreements, as amended, modified or supplemented from time to time, collectively being the "Loan Documents"; and all such Indebtedness of Borrower being the "Guarantied Obligations"). The term "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

     2. MAXIMUM LIABILITY; CONTINUING GUARANTY; OBLIGATION UNDER OTHER GUARANTIES. (a) The liability of Guarantor under this Guaranty shall not exceed at any one time the Maximum Amount, as hereinafter defined, in effect at such time for principal, plus all interest thereon and costs and expenses pertaining to the enforcement of this Guaranty or the collection of the Indebtedness of Borrower to any Lender Party. Notwithstanding the foregoing, any Lender Party may permit the Guarantied Obligations to exceed Guarantor's maximum liability hereunder. The "Maximum Amount" on any date of determination shall mean the greater of (i) the net benefits realized by Guarantor as of such date from the proceeds of the Credits under the Credit Agreement made available from time to time by Borrower or any Subsidiary of Borrower to Guarantor and
(ii) the greater of (A) 95% of the Adjusted Net Assets of Guarantor on the date of delivery hereof and (B) 95% of the Adjusted Net Assets of Guarantor on such date of determination. "Adjusted Net Assets" of Guarantor on any date of determination means the lesser of (x) the amount by which the fair value of the property of Guarantor exceeds the total amount of liabilities, including, without limitation, disputed, contingent and unliquidated liabilities, but excluding liabilities under this Guaranty, of Guarantor on such date and (y) the amount by which the present fair salable value of the property of Guarantor on such date exceeds the amount that will be required to pay the probable liability of Guarantor on its debts, excluding debt in respect of this Guaranty, as they become absolute and matured.

     (b) This is a continuing guaranty and all rights, powers and remedies hereunder shall apply to all past, present and future Indebtedness under the Loan Documents, including that arising under successive transactions which shall either continue the Indebtedness under the Loan Documents, increase or decrease it, or from time to time create new Indebtedness in addition to or to refinance Indebtedness under the Loan Documents in whole or in part, and after all or any prior such Indebtedness has been satisfied, and notwithstanding the incapacity, dissolution, liquidation or bankruptcy of Borrower or Guarantor or any other event or proceeding affecting Borrower or Guarantor. The obligations of Guarantor hereunder shall be in addition to any obligations of Guarantor under any other guaranties of any liabilities or obligations of Borrower or any other persons heretofore or hereafter given to any Lender Party; and this Guaranty shall not affect or invalidate any such other guaranties.

     3. GUARANTY OF PAYMENT IN ACCORDANCE WITH LOAN DOCUMENTS; OBLIGATIONS INDEPENDENT; SEPARATE ACTIONS; WAIVER OF STATUTE OF LIMITATIONS; REINSTATEMENT OF LIABILITY. Guarantor guaranties that the Guarantied Obligations will be paid when due strictly in accordance with the terms of the Loan Documents. The obligations hereunder independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other person, or whether Borrower or any other person is joined in any such action or actions. Guarantor acknowledges that there are no conditions precedent to the effectiveness of this Guaranty, and that this Guaranty is in full force and effect and is binding on Guarantor as of the date written above, regardless of whether the Lender Parties obtain collateral or any guaranties from others or take any other action contemplated by Guarantor. Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and Guarantor agrees that any payment of any Indebtedness or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to Guarantor's liability hereunder. The liability of Guarantor hereunder shall be reinstated and revived and the rights of the Lender Parties shall continue if and to the extent for any reason any amount at any time paid on account of any Indebtedness guarantied hereby is rescinded or must be otherwise restored by any Lender Party, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by any Lender Party in its sole discretion; provided however, that if any Lender Party chooses to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold such Lender Party harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by such Lender Party in connection therewith, including without limitation, in any litigation with respect thereto.

     4. AUTHORIZATIONS. Guarantor authorizes the Lender Parties, without notice to or demand on Guarantor, and without affecting Guarantor's liability hereunder, from time to time to: (a) alter, compromise, renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Guarantied Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Guarantied Obligations or any portion thereof, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof, including without limitation, a non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as the Lender Parties in their discretion may determine; (d) release or substitute any one or more of the endorsers or any other guarantors of the Guarantied Obligations, or any part thereof, or any party thereto; and

(e) apply payments received from Borrower to any Indebtedness of Borrower to any Lender Party, in such order as such Lender Party shall determine in its sole discretion, whether or not any such Indebtedness is covered by this Guaranty, and Guarantor hereby waives any provision of law regarding application of payments which specifies otherwise. Any Lender Party may without notice assign this Guaranty in whole or in part. Upon any Lender Party's request, Guarantor agrees to provide to such Lender Party copies of Guarantor's financial statements.

     5. REPRESENTATIONS AND WARRANTIES; COVENANTS OF GUARANTOR. Guarantor represents and warrants to the Lender Parties that: (a) this Guaranty is executed at Borrower's request; (b) the execution, delivery and performance by Guarantor of this Guaranty and each other document, instrument or agreement executed and delivered by Guarantor in connection with the Credit Agreement has been duly authorized are within Guarantor's corporate power and authority, have been duly authorized by all necessary corporate action and do not and will not violate any law, regulation, order of contractual provision applicable to Guarantor or its property; (b) this Guaranty and each other document, instrument and agreement executed and delivered by Guarantor in connection with the Credit Agreement constitute the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms; (c) Guarantor shall not, without Agent's prior written consent, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or a substantial or material part of Guarantor's assets other than in the ordinary course of business; (d) neither Agent nor any other Lender Party has made any representation to Guarantor as to the creditworthiness of Borrower; (e) Guarantor is, and after giving effect hereto (treating the Maximum Amount, calculated under each of the alternative formulations therefor in Section 2(a) hereof, as a noncontingent liability of Guarantor) shall be, Solvent; (f) Guarantor acknowledges that it will receive substantial benefit from the Credits to be provided under the Credit Agreement, in the form, among others, of Borrower's financing of the working capital needs of Guarantor with proceeds of such credit facilities, and Guarantor accordingly acknowledges that is has received fair and adequate consideration for its execution, delivery and performance of this Guaranty; and (g) Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder, and Guarantor further agrees that neither Agent nor any other Lender Party shall have any obligation to disclose to Guarantor any information or material about Borrower which is acquired by any Lender Party in any manner.

     6. GUARANTOR'S WAIVERS. (a) Guarantor waives any right to require any Lender Party to: (i) proceed against Borrower or any other person; (ii) proceed against or exhaust any security held from Borrower or any other person; (iii) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the provisions of Section 9504 of the California Uniform Commercial Code; (iv) pursue any other remedy in Agent's or any other Lender

Party's power; or (v) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by any Lender Party as security or which constitute in whole or in part the Indebtedness guarantied hereunder, or in connection with the creation of new or additional Indebtedness.

     (b) Guarantor waives any defense based upon or arising by reason of: (i) any disability or other defense of Borrower or any other person; (ii) the cessation or limitation from any cause whatsoever, other than indefeasible payment in full, of the Indebtedness of Borrower or any other person; (iii) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of Borrower if a corporation, partnership or other type of entity, or any defect in the formation of any such Borrower;
(iv) the application by Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by Borrower to, or intended or understood by any Lender Party or Guarantor; (v) any act or omission by any Lender Party which directly or indirectly results in or aids the discharge of Borrower or any Indebtedness by operation of law or otherwise; or (vi) any modification of any Indebtedness, in any form whatsoever, including without limitation any modification made after revocation hereof to any Indebtedness incurred prior to such revocation, and including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, the Guarantied Obligations or any portion thereof, including increase or decrease of the rate of interest thereon. Until all Indebtedness of Borrower to the Lender Parties under the Loan Documents shall have been indefeasibly paid in full, Guarantor shall have no right of subrogation. Guarantor waives all rights and defenses or may have arising out of (A) any election of remedies by any Lender Party, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Indebtedness, destroys Guarantor's rights of subrogation or Guarantor's rights to proceed against Borrower for reimbursement, or (B) any loss of rights Guarantor may suffer by reason of any rights, powers or remedies of Borrower in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging Borrower's Indebtedness, whether by operation of Sections 726 or 580d of the Code of Civil Procedure as from time to time amended, or otherwise. Until all Indebtedness of Borrower to the Lender Parties under the Loan Documents shall have been indefeasibly paid in full, Guarantor further waives any right to enforce any remedy which any Lender Party now has or may hereafter have against Borrower or any other person, and waives any benefit of, or any right to participate in, any security now or hereafter held by any Lender Party.

     7. GUARANTOR'S UNDERSTANDINGS WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of said waivers is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.

     8. LENDER PARTIES' RIGHTS WITH RESPECT TO GUARANTOR'S PROPERTY IN POSSESSION OF AGENT AND LENDERS. In addition to all liens upon, and rights of setoff against the monies, securities or other property of or given to any Lender Party by law, each Lender Party shall have a lien upon and a right of setoff against all monies, securities and other property of Guarantor now or hereafter in the possession of Guarantor on deposit with such Lender Party, whether held in a general or special account or deposit or for safekeeping or otherwise, and every such lien and right of setoff may be exercised without demand upon or notice to Guarantor. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of any Lender Party, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by such Lender Party.

     9. SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Without limiting provisions in the Loan Documents restricting Borrower's ability to incur indebtedness, any Indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the Indebtedness of Borrower to the Lender Parties under the Loan Documents. Such Indebtedness of Borrower to Guarantor is assigned to the Lender Parties as security for this Guaranty and the Guarantied Obligations and, if Agent requests, shall be collected and received by Guarantor as trustee for the Lender Parties and paid over to Agent on account of the Indebtedness of Borrower to the Lender Parties but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any notes or other instruments now or hereafter evidencing such Indebtedness of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and, if Agent so requests, shall be delivered to Agent. Guarantor will, and Agent is hereby authorized, in the name of Guarantor from time to time to execute and file financing statements and continuation statements and execute such other documents and take such other actions as Agent deems necessary or appropriate to perfect, preserve and enforce the rights of any Lender Party hereunder.

     10. DISCLOSURE OF INFORMATION. Guarantor acknowledges that the Lender Parties have the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, any Indebtedness of Borrower to any Lender Party under the Loan Documents and any obligations with respect thereto, including this Guaranty. In connection therewith, the Lender Parties may disclose all documents and information which any Lender Party now has or hereafter acquires relating to Guarantor and this Guaranty, whether furnished by Borrower, Guarantor or otherwise. Guarantor further agrees that the Lender Parties may disclose such documents and information to Borrower.

     11. COSTS, EXPENSES AND ATTORNEYS' FEES. Guarantor shall pay to Agent and each other Lender Party immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of such Lender Party's in-house counsel), incurred by such Lender Party in connection with the enforcement of this Guaranty and any other document, instrument or agreement executed and delivered by Guarantor in connection with the Credit Agreement, including any of the foregoing incurred in connection with any workout or bankruptcy proceeding relating to Guarantor, and/or the collection of any of the Indebtedness of Borrower to any Lender Party. All of the foregoing shall be paid by Guarantor with interest at a rate per annum equal to the greater of ten percent (10%) or Agent's Prime Rate in effect from time to time, as defined in the Credit Agreement.

     12. SUCCESSORS, ASSIGNS; GOVERNING LAW. This Guaranty shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and shall be governed by and construed in accordance with the laws of the State of California.

     13. SUBMISSION TO JURISDICTION. GUARANTOR HEREBY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND THE FEDERAL COURTS OF THE UNITED STATES SITTING IN THE STATE OF CALIFORNIA FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED AND DELIVERED BY GUARANTOR IN CONNECTION WITH THE CREDIT AGREEMENT, (B) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS, (C) IRREVOCABLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW.

     14. WAIVER OF JURY TRIAL. GUARANTOR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION IN ANY WAY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED AND DELIVERED BY GUARANTOR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE TRANSACTIONS OR EVENTS REFERENCED HEREIN OR THEREIN OR CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS,

SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND ANY SUCH DOCUMENT, INSTRUMENT OR AGREEMENT. A COPY OF THIS SECTION 14 MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND THE CONSENT TO TRIAL BY COURT.


                           [Signature page follows.]

     IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of the date first written above.


                                       SANDY'S POOL SUPPLY, INC.



                                       BY:   /s/ Brian P. McDermott
                                           --------------------------
                                             Name: Brian P. McDermott
                                             Title: Chief Executive Officer,
                                                    President, Chief Financial
                                                    Officer and Secretary

                         CONTINUING SECURITY AGREEMENT
                         -----------------------------


          THIS CONTINUING SECURITY AGREEMENT (this "Agreement") is entered into
                                                    ---------
as of the 11 day of June, 1997, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), acting in its capacity as agent on behalf of the
              -----------
financial institutions signatory as lenders (the "Lenders") and swingline lender
                                                  -------
(the "Swingline Lender") to that certain Credit Agreement dated as of June 11,
      ----------------
1997 (as it may be amended or supplemented from time to time, the "Credit
                                                                   ------
Agreement"), and any successor to Wells Fargo as agent thereunder (in such
---------
capacity, "Secured Party"; together with the Lenders and the Swingline Lender
           -------------
being the "Lender Parties") and SANDY'S POOL SUPPLY, INC., a California
           --------------
corporation ("Debtor"), in light of the following facts:
              ------

          WHEREAS, Leslie's Poolmart, Inc., a Delaware corporation and parent company of Debtor (the "Borrower"), on the one hand, and the Lender Parties, on the other hand, have entered into the Credit Agreement;

          WHEREAS, the Credit Agreement provides for the refinancing of the obligations of Leslie's Poolmart, a California corporation ("Predecessor
                                                             -----------
Borrower"), to which Borrower is successor by merger, under a Third Amended and
--------
Restated Credit Agreement dated as of January 29, 1997 among Predecessor Borrower, the lenders parties thereto and Wells Fargo, as agent;

          WHEREAS, Debtor has executed and delivered that certain Continuing Guaranty dated as of June 11, 1997 in favor of Secured Party and the other Lender Parties (the "Guaranty") pursuant to which Debtor has agreed to guaranty Borrower's obligations under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

          WHEREAS, Debtor has agreed to grant to Secured Party, for the benefit of the Lender Parties, a security interest in the Collateral and Proceeds (each as defined below) as security for Debtor's obligations under the Guaranty;

          NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth, and for other good and valuable consideration, the parties hereto hereby agree as follows:

          1. GRANT OF SECURITY INTEREST. For valuable consideration, Debtor hereby grants and transfers to Secured Party a security interest in all of Debtor's interest in the following:

              (a) all accounts, deposit accounts, accounts receivable, chattel paper, instruments, documents and general intangibles, now existing or at any time hereafter, and prior to the termination hereof, arising (whether arising from the sale, lease or other disposition of Inventory (as defined below) or from performance of contracts for service, manufacture, construction, repair or otherwise or from any other source whatsoever), including, without limitation, all securities, investment property, guaranties, warranties, indemnity agreements, insurance policies, and other agreements pertaining to the foregoing or, if applicable, the property described therein, and in all goods returned by Debtor's customers (collectively called "Rights to Payment");
                                         -----------------

              (b) all trademarks, service marks, trade names, trade name rights and all other proprietary labels or marks, all applications for registration of any of the foregoing and all licenses relating to any of the foregoing and all income and royalties relating thereto (including, without limitation, such marks, names, applications and licenses as are listed in Schedule 1 hereto)
                                                         ----------
whether now owned or hereafter acquired and whether registered or unregistered, and wherever registered, and all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof (collectively called the "Trademark Collateral");
---------------------

              (c) all inventory, goods held for sale or lease or to be furnished under contracts for service, goods so leased or furnished, raw materials, component parts, work in process or materials used or consumed in Debtor's business, and all warehouse receipts, bills of lading and other documents evidencing goods owned or acquired by Debtor, and all goods covered thereby, now or at any time hereafter, and prior to the termination hereof, owned or acquired by Debtor, wherever located, and all products thereof, whether in the possession of Debtor, warehousemen, bailees or any other person and whether located at Debtor's places of business or elsewhere (collectively called "Inventory");
                                                               ---------

              (d) all goods, tools, machinery, furnishings, furniture and other equipment and fixtures, now or at any time hereafter, and prior to the termination hereof, owned or acquired by Debtor, wherever located, whether in the possession of Debtor or any other person and whether located on Debtor's property or elsewhere, and all improvements, replacements, accessions and additions thereto (collectively called "Equipment," and together with all Rights
                                        ---------
to Payment, Trademark Collateral and Inventory referred to herein collectively as the "Collateral");
        ----------

together with (i) whatever is receivable or received when any of the Collateral or proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, all accounts, contract rights, chattel paper, instruments, general intangibles and Rights to Payment of any kind now or hereafter arising from any such sale, lease, collection, exchange or other disposition of any of the foregoing, (ii) all Rights to Payment, including without limitation returned premiums, with respect to any insurance relating to any of the Collateral or proceeds thereof, and (iii) all Rights to Payment with respect to any cause of action affecting or relating to any of the Collateral or proceeds thereof (hereinafter called "Proceeds").
                     --------

          2. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all present and future Indebtedness of Debtor to the Lender Parties under the Guaranty; and (b) all obligations of Debtor and rights in respect thereof of Secured Party, on behalf of the Lender Parties, under this Agreement and the other Loan Documents; (collectively, the "Secured
                                                                       -------
Obligations"). The word "Indebtedness" is used herein in its most comprehensive
-----------              ------------
sense and includes any and all advances, debts, obligations and liabilities of Debtor heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly, or whether recovery upon such Indebtedness may be or hereafter become unenforceable.

          3. TERMINATION. This Agreement will terminate upon the indefeasible payment in cash and performance in full of the Secured Obligations.

          4. OBLIGATIONS OF SECURED PARTY. Secured Party has no obligation to make any loans hereunder. Any money received by Secured Party in respect of the Collateral and Proceeds may be deposited, at Secured Party's option, into a non-interest bearing account over which Debtor shall have no control, and the same shall, for all purposes, be deemed Collateral hereunder.

          5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that: (a) Debtor is the owner and has possession or control of the Collateral and Proceeds; (b) Debtor has the right to grant a security interest in the Collateral and Proceeds; (c) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except as heretofore disclosed to Secured Party in writing and except for Permitted Liens (as defined in the Credit Agreement); (d) all statements contained herein are true and complete; (e) no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Secured Party, is on file in any public office; (f) all persons appearing to be obligated on Rights to Payment and Proceeds have authority and capacity to contract and are bound as they appear to be; (g) all property subject to chattel paper has been properly registered and filed in compliance with law and to perfect the interest of Debtor in such property; (h) all Rights to Payment and Proceeds comply with all applicable laws concerning form, content and manner of preparation and execution, including where applicable Federal Reserve Regulation Z and any State consumer credit laws; and (i) Debtor is not in the business of selling goods of the kind included within Equipment subject to this Agreement, and Debtor acknowledges that no sale of Equipment, including without limitation, any Equipment that Debtor may deem to be surplus, has been or shall be consented to or acquiesced in by Secured Party, except as permitted under
Section 6(b)(vi) herein or as otherwise specifically set forth in writing by
----------------
Secured Party.

          6.  COVENANTS OF DEBTOR.

              (a) DEBTOR AGREES IN GENERAL: (i) to pay Indebtedness secured hereby when due; (ii) to indemnify Secured Party against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (iii) to pay all costs and expenses, including reasonable attorneys' fees, incurred by Secured Party in the perfection, preservation, realization, enforcement and exercise of its rights, powers and remedies hereunder; (iv) to permit Secured Party to exercise its powers; (v) to execute and deliver such documents as Secured Party deems necessary to create, perfect and continue the security interests contemplated hereby (including, without limitation, in respect of the Trademark Collateral); (vi) not to change its chief executive office or the places where Debtor keeps any of the Collateral or Debtor's records concerning the Collateral and Proceeds without first giving Secured Party 60 calendar days' written notice of the address to which Debtor is moving same; and (vii) not to locate any distribution center of Debtor on leased premises unless the landlord of such premises shall have executed and delivered to Secured Party a landlord's consent in substantially the form of Exhibit A
                                                                   ---------
hereto or such other form as shall be reasonably satisfactory to Secured Party.

              (b) DEBTOR AGREES WITH REGARD TO THE COLLATERAL AND PROCEEDS: (i) to insure Inventory and Equipment, and, where applicable, Rights to Payment, with Secured Party as loss payee, in form and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Secured Party; (ii) to operate Equipment in accordance with all applicable statutes, rules and regulations relating to the use and control thereof, and not to use any Equipment or Inventory for any unlawful purpose or in any way that would void any insurance required to be carried in connection therewith; (iii) not to remove any Equipment or Inventory from Debtor's premises without Secured Party's prior written consent and upon such terms and conditions as Secured Party may require, except for deliveries of Inventory to buyers in the ordinary course of Debtor's business and except for Equipment or Inventory which consists of mobile goods as defined in the California Uniform Commercial Code, in which case Debtor agrees not to remove or permit the removal of such Equipment or Inventory from its state of domicile for a period in excess of 30 calendar days; (iv) not to permit any lien on the Collateral or Proceeds, except in favor of Secured Party and Permitted Liens; (v) to pay when due all license fees, registration fees and other charges in connection with Equipment; (vi) not to sell, hypothecate, license or otherwise dispose of any of the Collateral or Proceeds, or any interest therein without Secured Party's prior written consent; provided,
                                                                --------
however, that the foregoing restriction shall not apply to (Y) the sale of
------
Inventory to buyers in the ordinary course of Debtor's business, and (Z) the sale or other disposition of Equipment so long as (1) no Event of Default has occurred and is continuing, (2) Borrower is receiving fair value therefor, and
(3) such Equipment is no longer integral to the operation of Debtor's business;
(vii) not to rent, lease, or charter Equipment
without Secured Party's prior written consent; provided, however, that the
                                               --------  -------
foregoing restriction shall not apply to the rental, lease or charter of Equipment so long as (1) no Event of Default has occurred and is continuing, and
(2) such Equipment is no longer integral to the operation of Debtor's business;
(viii) to furnish reports to Secured Party of all acquisitions, returns, sales and other dispositions of Inventory in such form and detail and at such times as Secured Party may require; (ix) to permit Secured Party to inspect the Collateral at any time; (x) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Secured Party to inspect the same and make copies thereof at any reasonable time; (xi) if requested by Secured Party, to receive and use reasonable diligence to collect Rights to Payment and Proceeds, in trust and as the property of Secured Party, and to immediately endorse as appropriate and deliver such Rights to Payment and Proceeds to Secured Party daily in the exact form in which they are received together with a collection report in form satisfactory to Secured Party; (xii) not to commingle Rights to Payment, Proceeds or collections thereunder with other property; (xiii) to give only normal allowances and credits and to advise Secured Party thereof immediately in writing if they affect any Collateral or Proceeds; (xiv) on demand, to deliver to Secured Party returned property resulting from, or payment equal to, such allowances or credits on any Collateral or Proceeds or to execute such documents and do such other things as Secured Party may reasonably request for the purpose of perfecting, preserving and enforcing its security interest in such returned property; (xv) from time to time, when requested by Secured Party, to prepare and deliver a schedule of all Collateral and Proceeds subject to this Agreement and to assign in writing and deliver to Secured Party all accounts, contracts, leases and other chattel paper, instruments, documents and other evidences thereof; (xvi) in the event that Secured Party elects to receive payments of Rights to Payment or Proceeds hereunder, to pay all expenses incurred by Secured Party in connection therewith, including expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and expenses incidental thereto; and (xvii) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all Collateral and, as appropriate and applicable, to keep all Collateral in good and saleable condition and repair, to deal with the Collateral in accordance with the standards and practices adhered to generally by users, manufacturers and owners of like property, and to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims.

          7. POWERS OF SECURED PARTY. Debtor appoints Secured Party its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Secured Party's officers and employees, or any of them, whether or not Debtor is in default: (a) to perform any obligation of Debtor hereunder in Debtor's name or otherwise; (b) to give notice of Secured Party's rights in the Collateral and Proceeds, to enforce the same and make extension agreements with respect thereto; (c) to release persons liable on Proceeds and to give receipts and acquittances and compromise disputes in connection therewith; (d) to release security; (e) to resort to security in any order; (f) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Secured Party's interest in the Collateral and Proceeds; (g) to receive, open and read mail addressed to Debtor; (h) to take cash, instruments for the payment of money and other property to which Secured Party is entitled; (i) to verify facts concerning the Collateral and Proceeds by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (j) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Proceeds; (k) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Secured Party, at Secured Party's sole option, toward repayment of the Secured Obligations or replacement of the Collateral; (l) to exercise all rights, powers and remedies which Debtor would have, but for this Agreement, with respect to all Collateral and Proceeds subject hereto; (m) to enter onto Debtor's premises in inspecting the Collateral; (n) to make withdrawals from and to close deposit accounts or other accounts with any financial institution, wherever located, into which Proceeds may have been deposited, and to apply funds so withdrawn to payment of the Secured Obligations; (o) to preserve or release the interest evidenced by chattel paper to which Secured Party is entitled hereunder and to endorse and deliver evidences of title incidental thereto; and (p) to do all acts and things and execute all documents in the name of Debtor or otherwise, deemed by Secured Party as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

          8.  PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS.
Debtor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of Debtor to do so, Secured Party at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Secured Party shall be obligations of Debtor to Secured Party, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of Section 12 herein, and shall be secured by the Collateral and
              ----------
Proceeds, subject to all terms and conditions of this Agreement.

          9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement: (a) any Event of Default
               ----------------
(as such term is defined in the Credit Agreement); (b) any representation or warranty made by Debtor herein shall prove to be incorrect in any material respect when made or deemed made; (c) Debtor shall fail to observe or perform any obligation or agreement contained herein; (d) any attachment or like levy on any property of Debtor; and (e) Secured Party, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

          10. REMEDIES. Upon the occurrence of any Event of Default, Secured Party shall have the right (upon the request or with the consent of the Majority Lenders) to declare immediately due and payable all or any Indebtedness secured hereby. Secured Party shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the California Uniform Commercial Code or otherwise provided by law, including without limitation, the right to contact all persons obligated to Debtor on any Collateral or Proceeds and to instruct such persons to deliver all Collateral and/or Proceeds directly to Secured Party. All rights, powers, privileges and remedies of Secured Party shall be cumulative. No delay, failure or discontinuance of Secured Party in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Secured Party of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is agreed that public or private sales, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales.

          While an Event of Default exists: (a) Debtor will deliver to Secured Party, from time to time, as requested by Secured Party, current lists of all Collateral and Proceeds; (b) Debtor will not dispose of any of the Collateral or Proceeds except on terms approved by Secured Party; (c) at Secured Party's request, Debtor will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to Secured Party at a reasonably convenient place designated by Secured Party; and (d) Secured Party may, without notice to Debtor, enter onto Debtor's premises and take possession of the Collateral. For the avoidance of doubt, with respect to any sale by Secured Party of any Collateral subject to this Agreement, Debtor hereby expressly grants to Secured Party the right to sell such Collateral using any or all of Debtor's trademarks, trade names, trade name rights and/or proprietary labels or marks.

          11. DISPOSITION OF COLLATERAL AND PROCEEDS. Upon the transfer of all or any part of the Secured Obligations, Secured Party may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Secured Party hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred Secured Party shall retain all rights, powers, privileges and remedies herein given. Any proceeds of any disposition of any of the Collateral or Proceeds, or any part thereof, may be applied by Secured Party to the payment of expenses incurred by Secured Party in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Secured Party toward the payment of the Secured Obligations in such order of application as Secured Party may from time to time elect.

          12. COSTS, EXPENSES AND ATTORNEYS' FEES. Debtor shall pay to Secured Party immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Secured Party's in-house counsel), incurred by Secured Party in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, including any of the foregoing incurred in connection with any workout or restructuring of the Secured Obligations and/or Borrower's obligations under the Credit Agreement and the other Loan Documents and any bankruptcy proceeding relating to Debtor or the valuation of the Collateral and/or Proceeds, including without limitation, the seeking of relief from or modification of the automatic stay or the negotiation and drafting of a cash collateral order. All of the foregoing shall be paid by Debtor with interest at a rate per annum equal to the greater of ten percent (10%) or the Prime Rate in effect from time to time. The "Prime Rate" is a base
                                                           ----------
rate that Wells Fargo from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto.

          13. STATUTE OF LIMITATIONS. Until all Secured Obligations shall have been indefeasibly paid in cash and performed in full, the power of sale and all other rights, powers, privileges and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at any time and from time to time irrespective of the fact that the Secured Obligations or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased, unless such liability shall have ceased due to the indefeasible payment in cash and performance in full of the Secured Obligations.

          14. MISCELLANEOUS. (a) Debtor hereby waives any right (i) to require Secured Party to make any presentment or demand, or give any notice of nonpayment or nonperformance, protest, notice of protest or notice of dishonor hereunder, (ii) to direct the application of payments or security for any Secured Obligations, or indebtedness of customers of Debtor, or (iii) to require proceedings against others or to require marshalling of assets or exhaustion of security; and (b) Debtor hereby consents to extensions, forbearances or alterations of the terms of the Secured Obligations and/or of Borrower's obligations under the Credit Agreement and the other Loan Documents, the release or substitution of Collateral or Proceeds or any other security for the Secured Obligations or for Borrower's obligations under the Credit Agreement and the other Loan Documents, and the release of any guarantors; provided, however, that
                                                         --------  -------
in each instance, Secured Party believes in good faith that the action in question is commercially reasonable in that it does not unreasonably increase the risk of nonpayment of the Indebtedness to which the action applies. Until all Secured Obligations shall have been indefeasibly paid in cash and performed in full, Debtor shall not have any right of subrogation or contribution vis a vis any other person or entity obligated to Secured Party and/or the other Lender Parties in connection with the Credit Agreement or any other Loan Document, and Debtor hereby waives any benefit of or right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Secured Party.

          15. NOTICES. All notices, requests and demands required under this Agreement must be in writing, addressed to Secured Party at the address specified in any other loan documents entered into between Debtor, on the one hand, and Secured Party and/or the other Lender Parties, on the other hand, and to Debtor at the address of its chief executive office specified below or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or 3 days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

          16. GOVERNING LAW; SUCCESSORS, ASSIGNS. This Agreement shall be governed by and construed in accordance with the laws of the State of California, and shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties.

          17. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

          18. COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          Debtor warrants that its chief executive office is located at the following address:

          20630 Plummer Street, Chatsworth, California 91311

          Debtor warrants that the Collateral (except goods in transit) is located or domiciled at the addresses listed in Schedule 2 hereto and that the
                                                ----------
locations of leased premises on which Debtor's distribution centers, if any, are located are also set forth in Schedule 2.
                              ----------



                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

                                       SANDY'S POOL SUPPLY, INC.


                                       By:      /s/ Brian P. McDermott
                                             -----------------------------
                                       Title:          President
                                             -----------------------------

                                       WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION, AS AGENT


                                       By:      /s/ Brian Carrico
                                             -----------------------------
                                      Title:      Vice President
                                             -----------------------------
                                     -10-

                                   SCHEDULE 1

                        TO CONTINUING SECURITY AGREEMENT

                              Trademark Collateral
                              --------------------

                                   SCHEDULE 2

                        TO CONTINUING SECURITY AGREEMENT


                Locations of Collateral and Distribution Centers
                ------------------------------------------------

                                     None.

                                   EXHIBIT A

                        TO CONTINUING SECURITY AGREEMENT

                            Form of Landlord Consent
                            ------------------------

                                 See attached.

                         CONTINUING SECURITY AGREEMENT
                         -----------------------------


          THIS CONTINUING SECURITY AGREEMENT (this "Agreement") is entered into
                                                    ---------
as of the 11 day of June, 1997, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), acting in its capacity as agent on behalf of the
              -----------
financial institutions signatory as lenders (the "Lenders") and swingline lender
                                                  -------
(the "Swingline Lender") to that certain Credit Agreement dated as of June 11,
      ----------------
1997 (as it may be amended or supplemented from time to time, the "Credit
                                                                   ------
Agreement"), and any successor to Wells Fargo as agent thereunder (in such
---------
capacity, "Secured Party"; together with the Lenders and the Swingline Lender
           -------------
being the "Lender Parties") and LESLIE'S POOL BRITE, INC., a California
           --------------
corporation ("Debtor"), in light of the following facts:
            ---------

          WHEREAS, Leslie's Poolmart, Inc., a Delaware corporation and parent company of Debtor (the "Borrower"), on the one hand, and the Lender Parties, on the other hand, have entered into the Credit Agreement;

          WHEREAS, the Credit Agreement provides for the refinancing of the obligations of Leslie's Poolmart, a California corporation ("Predecessor
                                                             -----------
Borrower"), to which Borrower is successor by merger, under a Third Amended and
--------
Restated Credit Agreement dated as of January 29, 1997 among Predecessor Borrower, the lenders parties thereto and Wells Fargo, as agent;

          WHEREAS, Debtor has executed and delivered that certain Continuing Guaranty dated as of June 11, 1997 in favor of Secured Party and the other Lender Parties (the "Guaranty") pursuant to which Debtor has agreed to guaranty Borrower's obligations under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

          WHEREAS, Debtor has agreed to grant to Secured Party, for the benefit of the Lender Parties, a security interest in the Collateral and Proceeds (each as defined below) as security for Debtor's obligations under the Guaranty;

          NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth, and for other good and valuable consideration, the parties hereto hereby agree as follows:

          1. GRANT OF SECURITY INTEREST. For valuable consideration, Debtor hereby grants and transfers to Secured Party a security interest in all of Debtor's interest in the following:

              (a) all accounts, deposit accounts, accounts receivable, chattel paper, instruments, documents and general intangibles, now existing or at any time hereafter, and prior to the termination hereof, arising (whether arising from the sale, lease or other disposition of Inventory (as defined below) or from performance of contracts for service, manufacture, construction, repair or otherwise or from any other source whatsoever), including, without limitation, all securities, investment property, guaranties, warranties, indemnity agreements, insurance policies, and other agreements pertaining to the foregoing or, if applicable, the property described therein, and in all goods returned by Debtor's customers (collectively called "Rights to Payment");
                                                     -----------------

              (b) all trademarks, service marks, trade names, trade name rights and all other proprietary labels or marks, all applications for registration of any of the foregoing and all licenses relating to any of the foregoing and all income and royalties relating thereto (including, without limitation, such marks, names, applications and licenses as are listed in Schedule 1 hereto)
                                                         ----------
whether now owned or hereafter acquired and whether registered or unregistered, and wherever registered, and all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof (collectively called the "Trademark Collateral");
 --------------------

              (c) all inventory, goods held for sale or lease or to be furnished under contracts for service, goods so leased or furnished, raw materials, component parts, work in process or materials used or consumed in Debtor's business, and all warehouse receipts, bills of lading and other documents evidencing goods owned or acquired by Debtor, and all goods covered thereby, now or at any time hereafter, and prior to the termination hereof, owned or acquired by Debtor, wherever located, and all products thereof, whether in the possession of Debtor, warehousemen, bailees or any other person and whether located at Debtor's places of business or elsewhere (collectively called "Inventory");
                                                               ---------

              (d) all goods, tools, machinery, furnishings, furniture and other equipment and fixtures, now or at any time hereafter, and prior to the termination hereof, owned or acquired by Debtor, wherever located, whether in the possession of Debtor or any other person and whether located on Debtor's property or elsewhere, and all improvements, replacements, accessions and additions thereto (collectively called "Equipment," and together with all Rights
                                        ---------
to Payment, Trademark Collateral and Inventory referred to herein collectively as the "Collateral");
        ----------

together with (i) whatever is receivable or received when any of the Collateral or proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, all accounts, contract rights, chattel paper, instruments, general intangibles and Rights to Payment of any kind now or hereafter arising from any such sale, lease, collection, exchange or other disposition of any of the foregoing, (ii) all Rights to Payment, including without limitation returned premiums, with respect to any insurance relating to any of the Collateral or proceeds thereof, and (iii) all Rights to Payment with respect to any cause of action affecting or relating to any of the Collateral or proceeds thereof (hereinafter called "Proceeds").
                     --------

          2. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all present and future Indebtedness of Debtor to the Lender Parties under the Guaranty; and (b) all obligations of Debtor and rights in respect thereof of Secured Party, on behalf of the Lender Parties, under this Agreement and the other Loan Documents; (collectively, the "Secured
                                                                       -------
Obligations"). The word "Indebtedness" is used herein in its most comprehensive
-----------              ------------
sense
and includes any and all advances, debts, obligations and liabilities of Debtor heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly, or whether recovery upon such Indebtedness may be or hereafter become unenforceable.

          3. TERMINATION. This Agreement will terminate upon the indefeasible payment in cash and performance in full of the Secured Obligations.

          4. OBLIGATIONS OF SECURED PARTY. Secured Party has no obligation to make any loans hereunder. Any money received by Secured Party in respect of the Collateral and Proceeds may be deposited, at Secured Party's option, into a non-interest bearing account over which Debtor shall have no control, and the same shall, for all purposes, be deemed Collateral hereunder.

          5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that: (a) Debtor is the owner and has possession or control of the Collateral and Proceeds; (b) Debtor has the right to grant a security interest in the Collateral and Proceeds; (c) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except as heretofore disclosed to Secured Party in writing and except for Permitted Liens (as defined in the Credit Agreement); (d) all statements contained herein are true and complete; (e) no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Secured Party, is on file in any public office; (f) all persons appearing to be obligated on Rights to Payment and Proceeds have authority and capacity to contract and are bound as they appear to be; (g) all property subject to chattel paper has been properly registered and filed in compliance with law and to perfect the interest of Debtor in such property; (h) all Rights to Payment and Proceeds comply with all applicable laws concerning form, content and manner of preparation and execution, including where applicable Federal Reserve Regulation Z and any State consumer credit laws; and (i) Debtor is not in the business of selling goods of the kind included within Equipment subject to this Agreement, and Debtor acknowledges that no sale of Equipment, including without limitation, any Equipment that Debtor may deem to be surplus, has been or shall be consented to or acquiesced in by Secured Party, except as permitted under Section 6(b)(vi) herein or as
                                               ----------------
otherwise specifically set forth in writing by Secured Party.

          6.  COVENANTS OF DEBTOR.

          (a) DEBTOR AGREES IN GENERAL: (i) to pay Indebtedness secured hereby when due; (ii) to indemnify Secured Party against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (iii) to pay all costs and expenses, including reasonable attorneys' fees, incurred by Secured Party in the perfection, preservation, realization, enforcement and exercise of its rights, powers and remedies hereunder; (iv) to permit Secured Party to exercise its powers; (v) to execute and deliver such documents as Secured Party deems necessary to create, perfect and continue the security interests contemplated hereby (including, without limitation, in respect of the Trademark Collateral); (vi) not to change its chief executive office or the places where Debtor keeps any of the Collateral or Debtor's records concerning the Collateral and Proceeds without first giving Secured Party 60 calendar days' written notice of the address to which Debtor is moving same; and (vii) not to locate any distribution center of Debtor on leased premises unless the landlord of such premises shall have executed and delivered to Secured Party a landlord's consent in substantially the form of Exhibit A hereto or such other form as shall be reasonably
            ---------
satisfactory to Secured Party.

              (b) DEBTOR AGREES WITH REGARD TO THE COLLATERAL AND PROCEEDS: (i) to insure Inventory and Equipment, and, where applicable, Rights to Payment, with Secured Party as loss payee, in form and amounts, under agreements, against risks and liabilities, and with insurance companies satisfactory to Secured Party; (ii) to operate Equipment in accordance with all applicable statutes, rules and regulations relating to the use and control thereof, and not to use any Equipment or Inventory for any unlawful purpose or in any way that would void any insurance required to be carried in connection therewith; (iii) not to remove any Equipment or Inventory from Debtor's premises without Secured Party's prior written consent and upon such terms and conditions as Secured Party may require, except for deliveries of Inventory to buyers in the ordinary course of Debtor's business and except for Equipment or Inventory which consists of mobile goods as defined in the California Uniform Commercial Code, in which case Debtor agrees not to remove or permit the removal of such Equipment or Inventory from its state of domicile for a period in excess of 30 calendar days; (iv) not to permit any lien on the Collateral or Proceeds, except in favor of Secured Party and Permitted Liens; (v) to pay when due all license fees, registration fees and other charges in connection with Equipment; (vi) not to sell, hypothecate, license or otherwise dispose of any of the Collateral or Proceeds, or any interest therein without Secured Party's prior written consent; provided,
                                                                --------
however, that the foregoing restriction shall not apply to (Y) the sale of
-------
Inventory to buyers in the ordinary course of Debtor's business, and (Z) the sale or other disposition of Equipment so long as (1) no Event of Default has occurred and is continuing, (2) Borrower is receiving fair value therefor, and
(3) such Equipment is no longer integral to the operation of Debtor's business;
(vii) not to rent, lease, or charter Equipment without Secured Party's prior written consent; provided, however, that the foregoing restriction shall not
                 --------  -------
apply to the rental, lease or charter of Equipment so long as (1) no Event of Default has occurred and is continuing, and (2) such Equipment is no longer integral to the operation of Debtor's business; (viii) to furnish reports to Secured Party of all acquisitions, returns, sales and other dispositions of Inventory in such form and detail and at such times as Secured Party may require; (ix) to permit Secured Party to inspect the Collateral at any time; (x) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Secured Party to inspect the same and make copies thereof at any reasonable time; (xi) if requested by Secured Party, to receive and use reasonable diligence to collect Rights to Payment and Proceeds, in trust and as the property of Secured Party, and to immediately endorse as appropriate and deliver such Rights to Payment and Proceeds to Secured Party daily in the exact form in which they are received together with a collection report in form satisfactory to Secured Party; (xii) not to commingle Rights to Payment, Proceeds or collections thereunder with other property; (xiii) to give only normal allowances and credits and to advise Secured Party thereof immediately in writing if they affect any Collateral or

Proceeds; (xiv) on demand, to deliver to Secured Party returned property resulting from, or payment equal to, such allowances or credits on any Collateral or Proceeds or to execute such documents and do such other things as Secured Party may reasonably request for the purpose of perfecting, preserving and enforcing its security interest in such returned property; (xv) from time to time, when requested by Secured Party, to prepare and deliver a schedule of all Collateral and Proceeds subject to this Agreement and to assign in writing and deliver to Secured Party all accounts, contracts, leases and other chattel paper, instruments, documents and other evidences thereof; (xvi) in the event that Secured Party elects to receive payments of Rights to Payment or Proceeds hereunder, to pay all expenses incurred by Secured Party in connection therewith, including expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and expenses incidental thereto; and (xvii) to provide any service and do any other acts which may be necessary to maintain, preserve and protect all Collateral and, as appropriate and applicable, to keep all Collateral in good and saleable condition and repair, to deal with the Collateral in accordance with the standards and practices adhered to generally by users, manufacturers and owners of like property, and to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims.

          7. POWERS OF SECURED PARTY. Debtor appoints Secured Party its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Secured Party's officers and employees, or any of them, whether or not Debtor is in default: (a) to perform any obligation of Debtor hereunder in Debtor's name or otherwise; (b) to give notice of Secured Party's rights in the Collateral and Proceeds, to enforce the same and make extension agreements with respect thereto; (c) to release persons liable on Proceeds and to give receipts and acquittances and compromise disputes in connection therewith; (d) to release security; (e) to resort to security in any order; (f) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Secured Party's interest in the Collateral and Proceeds; (g) to receive, open and read mail addressed to Debtor; (h) to take cash, instruments for the payment of money and other property to which Secured Party is entitled; (i) to verify facts concerning the Collateral and Proceeds by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name; (j) to endorse, collect, deliver and receive payment under instruments for the payment of money constituting or relating to Proceeds; (k) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Secured Party, at Secured Party's sole option, toward repayment of the Secured Obligations or replacement of the Collateral; (l) to exercise all rights, powers and remedies which Debtor would have, but for this Agreement, with respect to all Collateral and Proceeds subject hereto; (m) to enter onto Debtor's premises in inspecting the Collateral; (n) to make withdrawals from and to close deposit accounts or other accounts with any financial institution, wherever located, into which Proceeds may have been deposited, and to apply funds so withdrawn to payment of the Secured Obligations; (o) to preserve or release the interest evidenced by chattel paper to which Secured Party is entitled hereunder and to endorse and deliver evidences of title incidental thereto; and (p) to do all acts and things and execute all documents in the name of Debtor or otherwise, deemed by Secured Party as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder.

          8.  PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS.
Debtor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of Debtor to do so, Secured Party at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Secured Party shall be obligations of Debtor to Secured Party, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of Section 12 herein, and shall be secured by the Collateral and
              ----------
Proceeds, subject to all terms and conditions of this Agreement.

          9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement: (a) any Event of Default
               ----------------
(as such term is defined in the Credit Agreement); (b) any representation or warranty made by Debtor herein shall prove to be incorrect in any material respect when made or deemed made; (c) Debtor shall fail to observe or perform any obligation or agreement contained herein; (d) any attachment or like levy on any property of Debtor; and (e) Secured Party, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

          10. REMEDIES. Upon the occurrence of any Event of Default, Secured Party shall have the right (upon the request or with the consent of the Majority Lenders) to declare immediately due and payable all or any Indebtedness secured hereby. Secured Party shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the California Uniform Commercial Code or otherwise provided by law, including without limitation, the right to contact all persons obligated to Debtor on any Collateral or Proceeds and to instruct such persons to deliver all Collateral and/or Proceeds directly to Secured Party. All rights, powers, privileges and remedies of Secured Party shall be cumulative. No delay, failure or discontinuance of Secured Party in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Secured Party of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is agreed that public or private sales, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales.

          While an Event of Default exists: (a) Debtor will deliver to Secured Party, from time to time, as requested by Secured Party, current lists of all Collateral and Proceeds; (b) Debtor will not dispose of any of the Collateral or Proceeds except on terms approved by Secured Party; (c) at Secured Party's request, Debtor will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to Secured Party at a reasonably convenient place designated by Secured Party; and (d) Secured Party may, without notice to Debtor, enter onto Debtor's premises and take possession of the Collateral. For the avoidance of doubt, with respect to any sale by Secured Party of any Collateral subject to this Agreement, Debtor hereby expressly grants to Secured Party the right to sell such Collateral using any or all of Debtor's trademarks, trade names, trade name rights and/or proprietary labels or marks.

          11. DISPOSITION OF COLLATERAL AND PROCEEDS. Upon the transfer of all or any part of the Secured Obligations, Secured Party may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Secured Party hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred Secured Party shall retain all rights, powers, privileges and remedies herein given. Any proceeds of any disposition of any of the Collateral or Proceeds, or any part thereof, may be applied by Secured Party to the payment of expenses incurred by Secured Party in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Secured Party toward the payment of the Secured Obligations in such order of application as Secured Party may from time to time elect.

          12. COSTS, EXPENSES AND ATTORNEYS' FEES. Debtor shall pay to Secured Party immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Secured Party's in-house counsel), incurred by Secured Party in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, including any of the foregoing incurred in connection with any workout or restructuring of the Secured Obligations and/or Borrower's obligations under the Credit Agreement and the other Loan Documents and any bankruptcy proceeding relating to Debtor or the valuation of the Collateral and/or Proceeds, including without limitation, the seeking of relief from or modification of the automatic stay or the negotiation and drafting of a cash collateral order. All of the foregoing shall be paid by Debtor with interest at a rate per annum equal to the greater of ten percent (10%) or the Prime Rate in effect from time to time. The "Prime Rate" is a base
                                                           ----------
rate that Wells Fargo from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto.

          13. STATUTE OF LIMITATIONS. Until all Secured Obligations shall have been indefeasibly paid in cash and performed in full, the power of sale and all other rights, powers, privileges and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at any time and from time to time irrespective of the fact that the Secured Obligations or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased, unless such liability shall have ceased due to the indefeasible payment in cash and performance in full of the Secured Obligations.

          14. MISCELLANEOUS. (a) Debtor hereby waives any right (i) to require Secured Party to make any presentment or demand, or give any notice of nonpayment or nonperformance, protest, notice of protest or notice of dishonor hereunder, (ii) to direct the application of payments or security for any Secured Obligations, or indebtedness of customers of Debtor, or (iii) to require proceedings against others or to require marshalling of assets or exhaustion of security; and (b) Debtor hereby consents to extensions, forbearances or alterations of the terms of the Secured Obligations and/or of Borrower's obligations under the Credit Agreement and the other Loan Documents, the release or substitution of Collateral or Proceeds or any other security for the Secured Obligations or for Borrower's obligations under the Credit Agreement and the other Loan Documents, and the release of any guarantors; provided, however, that
                                                         --------  -------
in each instance, Secured Party believes in good faith that the action in question is commercially reasonable in that it does not unreasonably increase the risk of nonpayment of the Indebtedness to which the action applies. Until all Secured Obligations shall have been indefeasibly paid in cash and performed in full, Debtor shall not have any right of subrogation or contribution vis a vis any other person or entity obligated to Secured Party and/or the other Lender Parties in connection with the Credit Agreement or any other Loan Document, and Debtor hereby waives any benefit of or right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Secured Party.

          15. NOTICES. All notices, requests and demands required under this Agreement must be in writing, addressed to Secured Party at the address specified in any other loan documents entered into between Debtor, on the one hand, and Secured Party and/or the other Lender Parties, on the other hand, and to Debtor at the address of its chief executive office specified below or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or 3 days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

          16. GOVERNING LAW; SUCCESSORS, ASSIGNS. This Agreement shall be governed by and construed in accordance with the laws of the State of California, and shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties.

          17. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

          18. COUNTERPARTS. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          Debtor warrants that its chief executive office is located at the following address:

          20630 Plummer Street, Chatsworth, California 91311

          Debtor warrants that the Collateral (except goods in transit) is located or domiciled at the addresses listed in Schedule 2 hereto and that the
                                                ----------
locations of leased premises on which Debtor's distribution centers, if any, are located are also set forth in Schedule 2.
                              ----------



                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

                                       POOL BRITE, INC.


                                       By:      /s/ Cynthia G. Watts
                                              --------------------------
                                       Title:         Secretary
                                              --------------------------

                                       WELLS FARGO BANK, NATIONAL
                                       ASSOCIATION, AS AGENT


                                       By:      /s/ Brian Carrico
                                              --------------------------
                                       Title:     Vice President
                                              --------------------------

                                   SCHEDULE 1

                        TO CONTINUING SECURITY AGREEMENT

                              Trademark Collateral
                              --------------------

                                   SCHEDULE 2

                        TO CONTINUING SECURITY AGREEMENT


                Locations of Collateral and Distribution Centers
                ------------------------------------------------

                                     None.

                                   EXHIBIT A

                        TO CONTINUING SECURITY AGREEMENT

                            Form of Landlord Consent
                            ------------------------

                                 See attached.

                              CONTINUING GUARANTY


     THIS CONTINUING GUARANTY (this "Guaranty"), dated as of June 11, 1997, is
                                                                  --
executed by LESLIE'S POOL BRITE, INC. ("Guarantor"), in favor of the Lenders from time to time parties to the Credit Agreement referred to below (each individually, a "Lender" and, collectively, the "Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as swingline lender thereunder (the "Swingline Lender") and WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent for the Lenders and Swingline Lender (in such capacity, "Agent"; together with the Lenders and Swingline Lender being the "Lender Parties").

                                    RECITALS
                                    --------

     A.  Pursuant to that certain Credit Agreement dated as of June 11, 1997,
                                                                    --
among Leslie's Poolmart, Inc., a Delaware corporation ("Borrower"), the Lenders, Swingline Lender and Agent (as amended, modified or supplemented from time to time, the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined), the Lender Parties have agreed to make available to Borrower certain credit facilities, upon the terms and subject to the conditions set forth in the Credit Agreement.

     B. The availability of the credit facilities under the Credit Agreement is subject, among other conditions, to the execution and delivery by Guarantor of this Guaranty.

     C. Guarantor is a wholly owned Subsidiary of Borrower. Guarantor shall receive substantial direct and indirect benefits from the making of loans and other financial accommodations to Borrower under the Credit Agreement, in the form, among others, of Borrower's financing of the working capital needs of Guarantor with proceeds of the credit facilities made available to Borrower under the Credit Agreement .

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above recitals and for other valuable consideration, the receipt and sufficiency of which Guarantor hereby acknowledges, Guarantor hereby agrees as follows:

     1. GUARANTY; CERTAIN DEFINITIONS. Guarantor hereby unconditionally guaranties and promises to pay to Agent, each Lender and the Swingline Lender, or their order, punctually when due, whether at stated maturity, by acceleration or otherwise, and otherwise on demand, in lawful money of the United States of America and in immediately available funds, any Indebtedness of Borrower to any such Lender Party, whether or not evidenced by a promissory note or notes, as defined in or arising under the Credit Agreement or any document, instrument or agreement delivered by Borrower to any Lender Party pursuant to the Credit Agreement or otherwise in connection with any of the foregoing (the Credit Agreement and such documents, instruments and agreements, as amended, modified or supplemented from time to time, collectively being the "Loan Documents"; and all such Indebtedness of Borrower being the "Guarantied Obligations"). The term "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

     2. MAXIMUM LIABILITY; CONTINUING GUARANTY; OBLIGATION UNDER OTHER GUARANTIES. (a) The liability of Guarantor under this Guaranty shall not exceed at any one time the Maximum Amount, as hereinafter defined, in effect at such time for principal, plus all interest thereon and costs and expenses pertaining to the enforcement of this Guaranty or the collection of the Indebtedness of Borrower to any Lender Party. Notwithstanding the foregoing, any Lender Party may permit the Guarantied Obligations to exceed Guarantor's maximum liability hereunder. The "Maximum Amount" on any date of determination shall mean the greater of (i) the net benefits realized by Guarantor as of such date from the proceeds of the Credits under the Credit Agreement made available from time to time by Borrower or any Subsidiary of Borrower to Guarantor and
(ii) the greater of (A) 95% of the Adjusted Net Assets of Guarantor on the date of delivery hereof and (B) 95% of the Adjusted Net Assets of Guarantor on such date of determination. "Adjusted Net Assets" of Guarantor on any date of determination means the lesser of (x) the amount by which the fair value of the property of Guarantor exceeds the total amount of liabilities, including, without limitation, disputed, contingent and unliquidated liabilities, but excluding liabilities under this Guaranty, of Guarantor on such date and (y) the amount by which the present fair salable value of the property of Guarantor on such date exceeds the amount that will be required to pay the probable liability of Guarantor on its debts, excluding debt in respect of this Guaranty, as they become absolute and matured.

     (b) This is a continuing guaranty and all rights, powers and remedies hereunder shall apply to all past, present and future Indebtedness under the Loan Documents, including that arising under successive transactions which shall either continue the Indebtedness under the Loan Documents, increase or decrease it, or from time to time create new Indebtedness in addition to or to refinance Indebtedness under the Loan Documents in whole or in part, and after all or any prior such Indebtedness has been satisfied, and notwithstanding the incapacity, dissolution, liquidation or bankruptcy of Borrower or Guarantor or any other event or proceeding affecting Borrower or Guarantor. The obligations of Guarantor hereunder shall be in addition to any obligations of Guarantor under any other guaranties of any liabilities or obligations of Borrower or any other persons heretofore or hereafter given to any Lender Party; and this Guaranty shall not affect or invalidate any such other guaranties.

     3. GUARANTY OF PAYMENT IN ACCORDANCE WITH LOAN DOCUMENTS; OBLIGATIONS INDEPENDENT; SEPARATE ACTIONS; WAIVER OF STATUTE OF LIMITATIONS; REINSTATEMENT OF LIABILITY. Guarantor guaranties that the Guarantied Obligations will be paid when due strictly in accordance with the terms of the Loan Documents. The obligations hereunder independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other person, or whether Borrower or any other person is joined in any such action or actions. Guarantor acknowledges that there are no conditions precedent to the effectiveness of this Guaranty, and that this Guaranty is in full force and effect and is binding on Guarantor as of the date written above, regardless of whether the Lender Parties obtain collateral or any guaranties from others or take any other action contemplated by Guarantor. Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and Guarantor agrees that any payment of any Indebtedness or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to Guarantor's liability hereunder. The liability of Guarantor hereunder shall be reinstated and revived and the rights of the Lender Parties shall continue if and to the extent for any reason any amount at any time paid on account of any Indebtedness guarantied hereby is rescinded or must be otherwise restored by any Lender Party, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by any Lender Party in its sole discretion; provided however, that if any Lender Party chooses to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold such Lender Party harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by such Lender Party in connection therewith, including without limitation, in any litigation with respect thereto.

     4. AUTHORIZATIONS. Guarantor authorizes the Lender Parties, without notice to or demand on Guarantor, and without affecting Guarantor's liability hereunder, from time to time to: (a) alter, compromise, renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Guarantied Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Guarantied Obligations or any portion thereof, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof, including without limitation, a non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as the Lender Parties in their discretion may determine; (d) release or substitute any one or more of the endorsers or any other guarantors of the Guarantied Obligations, or any part thereof, or any party thereto; and

(e) apply payments received from Borrower to any Indebtedness of Borrower to any Lender Party, in such order as such Lender Party shall determine in its sole discretion, whether or not any such Indebtedness is covered by this Guaranty, and Guarantor hereby waives any provision of law regarding application of payments which specifies otherwise. Any Lender Party may without notice assign this Guaranty in whole or in part. Upon any Lender Party's request, Guarantor agrees to provide to such Lender Party copies of Guarantor's financial statements.

     5. REPRESENTATIONS AND WARRANTIES; COVENANTS OF GUARANTOR. Guarantor represents and warrants to the Lender Parties that: (a) this Guaranty is executed at Borrower's request; (b) the execution, delivery and performance by Guarantor of this Guaranty and each other document, instrument or agreement executed and delivered by Guarantor in connection with the Credit Agreement has been duly authorized are within Guarantor's corporate power and authority, have been duly authorized by all necessary corporate action and do not and will not violate any law, regulation, order of contractual provision applicable to Guarantor or its property; (b) this Guaranty and each other document, instrument and agreement executed and delivered by Guarantor in connection with the Credit Agreement constitute the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms; (c) Guarantor shall not, without Agent's prior written consent, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or a substantial or material part of Guarantor's assets other than in the ordinary course of business; (d) neither Agent nor any other Lender Party has made any representation to Guarantor as to the creditworthiness of Borrower; (e) Guarantor is, and after giving effect hereto (treating the Maximum Amount, calculated under each of the alternative formulations therefor in Section 2(a) hereof, as a noncontingent liability of Guarantor) shall be, Solvent; (f) Guarantor acknowledges that it will receive substantial benefit from the Credits to be provided under the Credit Agreement, in the form, among others, of Borrower's financing of the working capital needs of Guarantor with proceeds of such credit facilities, and Guarantor accordingly acknowledges that is has received fair and adequate consideration for its execution, delivery and performance of this Guaranty; and (g) Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder, and Guarantor further agrees that neither Agent nor any other Lender Party shall have any obligation to disclose to Guarantor any information or material about Borrower which is acquired by any Lender Party in any manner.

     6. GUARANTOR'S WAIVERS. (a) Guarantor waives any right to require any Lender Party to: (i) proceed against Borrower or any other person; (ii) proceed against or exhaust any security held from Borrower or any other person; (iii) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the provisions of Section 9504 of the California Uniform Commercial Code; (iv) pursue any other remedy in Agent's or any other Lender

Party's power; or (v) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by any Lender Party as security or which constitute in whole or in part the Indebtedness guarantied hereunder, or in connection with the creation of new or additional Indebtedness.


     (b) Guarantor waives any defense based upon or arising by reason of: (i) any disability or other defense of Borrower or any other person; (ii) the cessation or limitation from any cause whatsoever, other than indefeasible payment in full, of the Indebtedness of Borrower or any other person; (iii) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of Borrower if a corporation, partnership or other type of entity, or any defect in the formation of any such Borrower;
(iv) the application by Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by Borrower to, or intended or understood by any Lender Party or Guarantor; (v) any act or omission by any Lender Party which directly or indirectly results in or aids the discharge of Borrower or any Indebtedness by operation of law or otherwise; or (vi) any modification of any Indebtedness, in any form whatsoever, including without limitation any modification made after revocation hereof to any Indebtedness incurred prior to such revocation, and including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, the Guarantied Obligations or any portion thereof, including increase or decrease of the rate of interest thereon. Until all Indebtedness of Borrower to the Lender Parties under the Loan Documents shall have been indefeasibly paid in full, Guarantor shall have no right of subrogation. Guarantor waives all rights and defenses or may have arising out of (A) any election of remedies by any Lender Party, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Indebtedness, destroys Guarantor's rights of subrogation or Guarantor's rights to proceed against Borrower for reimbursement, or (B) any loss of rights Guarantor may suffer by reason of any rights, powers or remedies of Borrower in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging Borrower's Indebtedness, whether by operation of Sections 726 or 580d of the Code of Civil Procedure as from time to time amended, or otherwise. Until all Indebtedness of Borrower to the Lender Parties under the Loan Documents shall have been indefeasibly paid in full, Guarantor further waives any right to enforce any remedy which any Lender Party now has or may hereafter have against Borrower or any other person, and waives any benefit of, or any right to participate in, any security now or hereafter held by any Lender Party.

     7. GUARANTOR'S UNDERSTANDINGS WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of said waivers is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.

     8. LENDER PARTIES' RIGHTS WITH RESPECT TO GUARANTOR'S PROPERTY IN POSSESSION OF AGENT AND LENDERS. In addition to all liens upon, and rights of setoff against the monies, securities or other property of or given to any Lender Party by law, each Lender Party shall have a lien upon and a right of setoff against all monies, securities and other property of Guarantor now or hereafter in the possession of Guarantor on deposit with such Lender Party, whether held in a general or special account or deposit or for safekeeping or otherwise, and every such lien and right of setoff may be exercised without demand upon or notice to Guarantor. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of any Lender Party, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by such Lender Party.

     9. SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Without limiting provisions in the Loan Documents restricting Borrower's ability to incur indebtedness, any Indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the Indebtedness of Borrower to the Lender Parties under the Loan Documents. Such Indebtedness of Borrower to Guarantor is assigned to the Lender Parties as security for this Guaranty and the Guarantied Obligations and, if Agent requests, shall be collected and received by Guarantor as trustee for the Lender Parties and paid over to Agent on account of the Indebtedness of Borrower to the Lender Parties but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any notes or other instruments now or hereafter evidencing such Indebtedness of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and, if Agent so requests, shall be delivered to Agent. Guarantor will, and Agent is hereby authorized, in the name of Guarantor from time to time to execute and file financing statements and continuation statements and execute such other documents and take such other actions as Agent deems necessary or appropriate to perfect, preserve and enforce the rights of any Lender Party hereunder.

     10. DISCLOSURE OF INFORMATION. Guarantor acknowledges that the Lender Parties have the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, any Indebtedness of Borrower to any Lender Party under the Loan Documents and any obligations with respect thereto, including this Guaranty. In connection therewith, the Lender Parties may disclose all documents and information which any Lender Party now has or hereafter acquires relating to Guarantor and this Guaranty, whether furnished by Borrower, Guarantor or otherwise. Guarantor further agrees that the Lender Parties may disclose such documents and information to Borrower.

     11. COSTS, EXPENSES AND ATTORNEYS' FEES. Guarantor shall pay to Agent and each other Lender Party immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of such Lender Party's in-house counsel), incurred by such Lender Party in connection with the enforcement of this Guaranty and any other document, instrument or agreement executed and delivered by Guarantor in connection with the Credit Agreement, including any of the foregoing incurred in connection with any workout or bankruptcy proceeding relating to Guarantor, and/or the collection of any of the Indebtedness of Borrower to any Lender Party. All of the foregoing shall be paid by Guarantor with interest at a rate per annum equal to the greater of ten percent (10%) or Agent's Prime Rate in effect from time to time, as defined in the Credit Agreement.

     12. SUCCESSORS, ASSIGNS; GOVERNING LAW. This Guaranty shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and shall be governed by and construed in accordance with the laws of the State of California.

     13. SUBMISSION TO JURISDICTION. GUARANTOR HEREBY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND THE FEDERAL COURTS OF THE UNITED STATES SITTING IN THE STATE OF CALIFORNIA FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED AND DELIVERED BY GUARANTOR IN CONNECTION WITH THE CREDIT AGREEMENT, (B) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS, (C) IRREVOCABLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW.

     14. WAIVER OF JURY TRIAL. GUARANTOR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION IN ANY WAY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED AND DELIVERED BY GUARANTOR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OF THE TRANSACTIONS OR EVENTS REFERENCED HEREIN OR THEREIN OR CONTEMPLATED HEREBY OR THEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS,

SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND ANY SUCH DOCUMENT, INSTRUMENT OR AGREEMENT. A COPY OF THIS SECTION 14 MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND THE CONSENT TO TRIAL BY COURT.


                           [Signature page follows.]

     IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of the date first written above.


                                       LESLIE'S POOL BRITE, INC.



                                       BY:   /s/ Cynthia G. Watts
                                           ---------------------------
                                           Name: Cynthia G. Watts
                                           Title: Secretary

                              LINE OF CREDIT NOTE
                              -------------------


$35,000,000.00                                           Los Angeles, California
 -------------
                                                                   June 11, 1997


          1.   PROMISE TO REPAY.  FOR VALUE RECEIVED, LESLIE'S POOLMART, INC., a
               ----------------
Delaware corporation ("Maker"), promises to pay to WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), or order, the principal sum of Thirty Five Million and 00/100 Dollars ($35,000,000.00) or such lesser amount as shall equal the outstanding amount of the obligations owing to Bank under the Line of Credit as described in Section 2.1(a) of that certain Credit Agreement, dated as of June
             --------------
11, 1997 (as it may be amended or otherwise modified from time to time, the "Credit Agreement"), entered into between Maker, on the one hand, and, on the other hand, Bank, the other financial institutions from time to time parties thereto as lenders or swingline lender, and Wells Fargo Bank, National Association, as agent ("Agent").

          2.   DEFINED TERMS.  Any and all initially capitalized terms used
               -------------
herein shall have the meaning ascribed thereto in the Credit Agreement, unless specifically defined herein. The term "or" as used in this Note has, except where otherwise indicated or where the context hereof otherwise requires (such as the first sentence of Section 1 hereof), the inclusive meaning represented by
                         ---------
the phrase "and/or". This Line of Credit Note (as it may be amended or otherwise modified from time to time, this "Note") is one of the promissory notes defined in the Credit Agreement as the "Line of Credit Notes" and is subject to, and entitled to the benefits of, the terms and provisions of the Credit Agreement.

          3.   PAYMENTS OF PRINCIPAL AND INTEREST.  Maker hereby promises to
               ----------------------------------
make payments of principal and interest with respect to the loans evidenced hereby at the rates and times, and in the amounts, and in all other respects in the manner, as provided in the Credit Agreement.

          4.   PREPAYMENTS.  Maker may prepay the principal balance due under
               -----------
this Note, in whole or in part, only in accordance with the provisions of the Credit Agreement.

          5.   APPLICATION OF PAYMENTS.  All payments (including prepayments)
               -----------------------
made hereunder shall be applied as set forth in the Credit Agreement.

          6.   TIME AND PLACE OF PAYMENTS.  All principal and interest due
               --------------------------
hereunder are payable to Agent at Agent's Office (or such other office as may be designated from time to time by Agent to Maker in writing), for the account of Bank, in lawful money of the United States and in same day or immediately available funds not later than 12:00 noon on the date due.

          7.  RECORDS.  Bank shall record the date and amount of each loan made,
              -------
each conversion to a different interest rate, each relevant Interest Period, the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in the Bank's internal records, and any such recordation shall be rebuttable presumptive evidence of the accuracy of the information so recorded; provided,
                                                                     --------
however, that Bank's failure to so to record shall not limit or otherwise affect
-------
the obligations of Maker hereunder and under the Credit Agreement to repay the principal and interest under the Line of Credit.

          8.  ACCELERATION AND WAIVERS.  The Credit Agreement provides, among
              ------------------------
other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case, without presentment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of intent to accelerate, notice of acceleration, presentment for the purpose of accelerating maturity, and diligence in collection, all of which hereby are expressly waived.

          9.  SECURITY.  THIS NOTE IS SECURED BY, AMONG OTHER THINGS, THE LIENS
              --------
GRANTED TO BANK (OR AGENT ON BEHALF OF BANK) PURSUANT TO THE TERMS OF THE SECURITY AGREEMENT AND ANY AND ALL OTHER DOCUMENTS, AGREEMENTS, OR INSTRUMENTS EXECUTED OR DELIVERED IN CONNECTION THEREWITH.

          10. INCORPORATION.  ALL OF THE COVENANTS, CONDITIONS, WARRANTIES,
              -------------
REPRESENTATIONS, AND AGREEMENTS CONTAINED IN THE CREDIT AGREEMENT OR IN ANY OTHER AGREEMENT BETWEEN MAKER AND BANK WHICH IS EXECUTED IN CONNECTION WITH THE CREDIT AGREEMENT OR THIS NOTE, OR IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE CREDIT AGREEMENT, ARE HEREBY INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART HEREOF.

          11. ATTORNEYS' FEES.  In the event it should become necessary to
              ---------------
employ counsel to collect or enforce this Note, Maker agrees to pay the reasonable attorneys' fees and costs of the holder hereof, irrespective of whether suit is brought, to the extent and as provided in the Credit Agreement.

          12. AMENDMENTS.  This Note may not be changed, modified, amended, or
              ----------
terminated except by a writing duly executed by Maker and the then holder hereof in accordance with the terms and conditions of the Credit Agreement.

          13. HEADINGS.  Section headings used in this Note are solely for
              --------
convenience of reference, shall not constitute a part of this Note for any other purpose, and shall not affect the construction of this Note.

          14. GOVERNING LAW.  THIS NOTE SHALL BE DEEMED TO HAVE BEEN MADE IN
              -------------
THE STATE OF CALIFORNIA AND THE VALIDITY OF THIS NOTE AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.


                                       LESLIE'S POOLMART, INC.
                                       a Delaware corporation


                                       By:     /s/ Robert D. Olsen
                                           ---------------------------
                                       Title: Chief Financial Officer
                                              ------------------------
                                              Executive Vice President
                                              ------------------------
                                              and Secretary
                                              ------------------------

                                      -3-